Exhibit 99.1

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q16 Historical

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7

North America	8 - 10
Latin America	11 - 12
Asia (1)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17
Consumer Key Indicators	18
Memo Page - Citi Holdings (Already Included as a Component of Corporate/Other)	19

Citigroup Supplemental Detail
Average Balances and Interest Rates	20
Deposits	21
Loans	22
Consumer Loan Delinquency Amounts and Ratios
90+ Days	23
30-89 Days	24
Allowance for Credit Losses
Total Citigroup	25
Consumer and Corporate	26 - 27
Components of Provision for Loan Losses	28
Non-Accrual Assets	29

Regulatory Capital Ratios and TCE & TBV Reconciliation	30

(1)            Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

This revised 4Q16 Historical Financial Data Supplement as of December 31, 2016, which represents the format Citi will use starting with the presentation of its first quarter of 2017 financial results on April 13, 2017, and is being provided solely to facilitate comparison of first quarter of 2017 results with those of prior periods, reflects the following reporting changes and reclassifications:

•                  the reporting of Citi Holdings as part of Corporate/Other which, prior to the first quarter of 2017, was a separately reported business segment (as previously announced, the remaining business and portfolios of assets in Citi Holdings will be reported as part of Corporate/Other and Citi Holdings will cease to be a separately reported business segment beginning in the first quarter of 2017);

•                  the re-attribution of certain treasury-related costs between Corporate/Other and Global Consumer Banking and Institutional Clients Group (ICG);

•                  the re-attribution of regional revenues within ICG.

•                  additional income statement line item disclosures for ICG’s Markets businesses that were reflected in Citi’s 2016 Annual Report on Form 10-K; and

•                  certain other immaterial reclassifications.

For additional information on these reporting changes and reclassifications, see Citi’s Current Report on Form 8-K furnished with the U.S. Securities and Exchange Commission on April 6, 2017.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015
Total Revenues, Net of Interest Expense	$19,260	$18,489	$13,739	$18,042	$20,318	$20,592	$17,941	$17,873	$20,206	$19,425	$19,689	$17,899	$19,736
Total Operating Expenses	12,215	11,993	12,095	13,733	12,288	12,149	11,679	12,292	12,149	15,521	12,955	14,426	10,884
Net Credit Losses (NCLs)	3,858	3,491	3,897	2,985	2,878	2,608	2,430	2,547	2,439	2,189	2,097	2,248	1,957
Credit Reserve Build / (Release)	(1,149)	(1,016)	(1,461)	(147)	(664)	(781)	(778)	(636)	(646)	(610)	(522)	(367)	(202)
Provision / (Release) for Unfunded Lending Commitments	(38)	7	(41)	56	14	(3)	103	(34)	(27)	(31)	(30)	(74)	(37)
Provision for Benefits and Claims	229	214	225	219	231	200	204	195	208	182	205	206	197
Provisions for Credit Losses and for Benefits and Claims	$2,900	$2,696	$2,620	$3,113	$2,459	$2,024	$1,959	$2,072	$1,974	$1,730	$1,750	$2,013	$1,915
Income from Continuing Operations before Income Taxes	$4,145	$3,800	$(976)	$1,196	$5,571	$6,419	$4,303	$3,509	$6,083	$2,174	$4,984	$1,460	$6,937
Income Taxes (benefits)	1,129	852	(1,487)	(97)	1,675	2,225	1,102	1,184	2,131	1,921	2,068	1,077	2,120
Income from Continuing Operations	$3,016	$2,948	$511	$1,293	$3,896	$4,194	$3,201	$2,325	$3,952	$253	$2,916	$383	$4,817
Income (Loss) from Discontinued Operations, net of Taxes	12	7	8	(85)	(33)	30	92	181	37	(22)	(16)	(1)	(5)
Net Income before Noncontrolling Interests	$3,028	$2,955	$519	$1,208	$3,863	$4,224	$3,293	$2,506	$3,989	$231	$2,900	$382	$4,812
Net Income Attributable to Noncontrolling Interests	126	40	25	28	90	36	51	50	45	50	59	38	42
Citigroup’s Net Income	$2,902	$2,915	$494	$1,180	$3,773	$4,188	$3,242	$2,456	$3,944	$181	$2,841	$344	$4,770

Diluted Earnings Per Share:
Income from Continuing Operations	$0.94	$0.94	$0.16	$0.41	$1.23	$1.34	$0.98	$0.71	$1.22	$0.03	$0.88	$0.06	$1.51
Citigroup’s Net Income	$0.95	$0.94	$0.16	$0.38	$1.21	$1.34	$1.01	$0.77	$1.23	$0.03	$0.88	$0.06	$1.51
Shares (in millions):
Average Basic	2,926.2	2,926.6	2,926.8	2,942.7	3,040.1	3,040.7	3,034.3	3,028.0	3,037.4	3,033.8	3,029.5	3,025.6	3,034.2
Average Diluted	3,014.5	3,015.0	3,015.3	3,017.0	3,044.7	3,046.3	3,040.9	3,034.6	3,043.3	3,038.3	3,034.8	3,031.5	3,039.3
Common Shares Outstanding, at period end	2,932.2	2,932.5	2,932.5	3,028.9	3,042.9	3,041.0	3,033.0	3,029.2	3,037.8	3,031.8	3,029.5	3,023.9	3,034.1

Preferred Dividends - Basic	$4	$9	$4	$9	$4	$9	$110	$71	$124	$100	$128	$159	$128
Preferred Dividends - Diluted	$4	$9	$4	$9	$4	$9	$110	$71	$124	$100	$128	$159	$128

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$2,833	$2,831	$471	$1,227	$3,730	$4,067	$2,980	$2,161	$3,721	$102	$2,684	$183	$4,585
Citigroup’s Net Income	$2,845	$2,838	$479	$1,144	$3,697	$4,096	$3,070	$2,338	$3,758	$80	$2,669	$182	$4,580

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$2,837	$2,835	$472	$1,229	$3,730	$4,067	$2,980	$2,161	$3,721	$102	$2,684	$183	$4,585
Citigroup’s Net Income	$2,849	$2,841	$480	$1,145	$3,698	$4,096	$3,070	$2,338	$3,758	$80	$2,669	$182	$4,580

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1)	N/A	N/A	N/A	8.72%	9.31%	10.02%	10.47%	10.57%	10.45%	10.57%	10.64%	10.57%	11.06%
Tier 1 Capital Ratio (1)	N/A	N/A	N/A	9.03%	9.56%	10.37%	10.90%	11.23%	11.11%	11.35%	11.41%	11.45%	12.07%
Total Capital Ratio (1)	N/A	N/A	N/A	10.81%	12.23%	12.79%	13.12%	12.64%	12.52%	12.70%	12.76%	12.80%	13.38%
Supplementary Leverage Ratio (2)	N/A	N/A	N/A	N/A	N/A	5.08%	5.25%	5.42%	5.70%	5.82%	5.98%	5.94%	6.44%
Return on Average Assets	0.61%	0.61%	0.10%	0.25%	0.81%	0.88%	0.69%	0.52%	0.85%	0.04%	0.59%	0.07%	1.04%
Return on Average Common Equity	6.5%	6.5%	1.0%	2.5%	8.2%	8.8%	6.4%	4.8%	7.8%	0.2%	5.3%	0.4%	9.4%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	63%	65%	88%	76%	60%	59%	65%	69%	60%	80%	66%	81%	55%

Balance Sheet Data (in billions of dollars, except per share amounts):
Total Assets	$1,944.1	$1,916.1	$1,931.0	$1,864.3	$1,881.4	$1,883.6	$1,899.2	$1,880.0	$1,894.4	$1,909.4	$1,882.5	$1,842.2	$1,831.8
Total Average Assets	1,911.8	1,916.1	1,909.4	1,905.4	1,886.8	1,898.9	1,857.1	1,888.0	1,888.3	1,903.3	1,895.4	1,900.2	1,853.1
Total Deposits	906.0	914.3	944.6	930.6	933.8	938.4	955.5	968.3	966.3	965.7	942.7	899.3	899.6
Citigroup’s Stockholders’ Equity	181.5	183.6	186.5	188.7	193.0	195.6	200.5	204.0	208.1	211.0	211.9	210.2	214.6
Book Value Per Share	61.80	62.49	63.48	61.46	62.39	62.90	64.38	65.12	66.13	66.64	66.99	66.05	66.79
Tangible Book Value Per Share (3)	50.79	51.69	52.58	51.08	52.23	52.99	54.40	55.19	56.29	56.78	57.41	56.71	57.66

Direct Staff (in thousands)	263	261	262	259	257	253	252	251	248	244	243	241	239

(1)              Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  For the composition of Citi’s Common Equity Tier 1 Capital and ratio, see page 30.

(2)              Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.  For the composition of Citi’s SLR, see page 30.

(3)              Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 30.

N/A         Not Applicable.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

Reclassified to conform to the current period’s presentation.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

								Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014
Total Revenues, Net of Interest Expense	$19,470	$18,692	$18,456	$17,555	$17,548	$17,760	$17,012	$69,530	$76,724	$77,219
Total Operating Expenses	10,928	10,669	11,134	10,523	10,369	10,404	10,120	50,036	48,408	55,051
Net Credit Losses (NCLs)	1,920	1,663	1,762	1,724	1,616	1,525	1,696	14,231	10,463	8,973
Credit Reserve Build / (Release)	(405)	(81)	494	162	(226)	221	31	(3,773)	(2,859)	(2,145)
Provision / (Release) for Unfunded Lending Commitments	(48)	65	94	71	(30)	(45)	33	(16)	80	(162)
Provision for Benefits and Claims	181	189	164	88	49	35	32	887	830	801
Provisions for Credit Losses and for Benefits and Claims	$1,648	$1,836	$2,514	$2,045	$1,409	$1,736	$1,792	$11,329	$8,514	$7,467
Income from Continuing Operations before Income Taxes	$6,894	$6,187	$4,808	$4,987	$5,770	$5,620	$5,100	$8,165	$19,802	$14,701
Income Taxes (benefits)	2,036	1,881	1,403	1,479	1,723	1,733	1,509	397	6,186	7,197
Income from Continuing Operations	$4,858	$4,306	$3,405	$3,508	$4,047	$3,887	$3,591	$7,768	$13,616	$7,504
Income (Loss) from Discontinued Operations, net of Taxes	6	(10)	(45)	(2)	(23)	(30)	(3)	(58)	270	(2)
Net Income before Noncontrolling Interests	$4,864	$4,296	$3,360	$3,506	$4,024	$3,857	$3,588	$7,710	$13,886	$7,502
Net Income Attributable to Noncontrolling Interests	18	5	25	5	26	17	15	219	227	192
Citigroup’s Net Income	$4,846	$4,291	$3,335	$3,501	$3,998	$3,840	$3,573	$7,491	$13,659	$7,310

Diluted Earnings Per Share:
Income from Continuing Operations	$1.51	$1.36	$1.03	$1.11	$1.25	$1.25	$1.14	$2.44	$4.25	$2.20
Citigroup’s Net Income	$1.51	$1.35	$1.02	$1.10	$1.24	$1.24	$1.14	$2.42	$4.34	$2.20
Shares (in millions):
Average Basic	3,020.0	2,993.3	2,968.3	2,943.0	2,915.8	2,879.9	2,813.8	2,930.6	3,035.8	3,031.6
Average Diluted	3,025.0	2,996.9	2,969.5	2,943.1	2,915.9	2,880.1	2,814.2	3,015.5	3,041.6	3,037.0
Common Shares Outstanding, at period end	3,009.8	2,979.0	2,953.3	2,934.9	2,905.4	2,849.7	2,772.4

Preferred Dividends - Basic	$202	$174	$265	$210	$322	$225	$320	$26	$194	$511
Preferred Dividends - Diluted	$202	$174	$265	$210	$322	$225	$320	$26	$194	$511

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,574	$4,070	$3,072	$3,253	$3,645	$3,592	$3,207	$7,357	$12,937	$6,690
Citigroup’s Net Income	$4,580	$4,061	$3,028	$3,251	$3,623	$3,562	$3,204	$7,301	$13,202	$6,688

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,574	$4,070	$3,072	$3,253	$3,645	$3,592	$3,207	$7,368	$12,938	$6,691
Citigroup’s Net Income	$4,580	$4,061	$3,028	$3,251	$3,623	$3,562	$3,204	$7,311	$13,203	$6,689

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1)	11.37%	11.67%	12.07%	12.34%	12.53%	12.63%	12.57%
Tier 1 Capital Ratio (1)	12.54%	12.91%	13.49%	13.81%	14.12%	14.23%	14.24%
Total Capital Ratio (1)	14.14%	14.60%	15.30%	15.71%	16.13%	16.34%	16.24%
Supplementary Leverage Ratio (2)	6.72%	6.85%	7.08%	7.44%	7.48%	7.40%	7.22%
Return on Average Assets	1.06%	0.94%	0.74%	0.79%	0.89%	0.83%	0.78%	0.39%	0.73%	0.39%
Return on Average Common Equity	9.1%	8.0%	5.9%	6.4%	7.0%	6.8%	6.2%	4.1%	7.0%	3.4%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	56%	57%	60%	60%	59%	59%	59%	72%	63%	71%

Balance Sheet Data (in billions of dollars, except per share amounts):
Total Assets	$1,829.4	$1,808.4	$1,731.2	$1,801.0	$1,818.8	$1,818.1	$1,792.1
Total Average Assets	1,839.7	1,818.4	1,784.3	1,777.6	1,807.3	1,830.2	1,819.8	1,910.7	1,882.7	1,896.8
Total Deposits	908.0	904.2	907.9	934.6	937.9	940.3	929.4
Citigroup’s Stockholders’ Equity	219.4	220.8	221.9	227.5	231.9	231.6	225.1
Book Value Per Share	68.27	69.03	69.46	71.47	73.19	74.51	74.26
Tangible Book Value Per Share (3)	59.18	60.07	60.61	62.58	63.53	64.71	64.57

Direct Staff (in thousands)	238	239	231	225	220	220	219

(1)              Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  For the composition of Citi’s Common Equity Tier 1 Capital and ratio, see page 30.

(2)              Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.  For the composition of Citi’s SLR, see page 30.

(3)              Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 30.

N/A       Not Applicable.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

Reclassified to conform to the current period’s presentation.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

	Full	Full
	Year	Year
	2015	2016
Total Revenues, Net of Interest Expense	$76,354	$69,875
Total Operating Expenses	43,615	41,416
Net Credit Losses (NCLs)	7,302	6,561
Credit Reserve Build / (Release)	(194)	188
Provision / (Release) for Unfunded Lending Commitments	74	29
Provision for Benefits and Claims	731	204
Provisions for Credit Losses and for Benefits and Claims	$7,913	$6,982
Income from Continuing Operations before Income Taxes	$24,826	$21,477
Income Taxes (benefits)	7,440	6,444
Income from Continuing Operations	$17,386	$15,033
Income (Loss) from Discontinued Operations, net of Taxes	(54)	(58)
Net Income before Noncontrolling Interests	$17,332	$14,975
Net Income Attributable to Noncontrolling Interests	90	63
Citigroup’s Net Income	$17,242	$14,912

Diluted Earnings Per Share:
Income from Continuing Operations	$5.42	$4.74
Citigroup’s Net Income	$5.40	$4.72
Shares (in millions):
Average Basic	3,004.0	2,888.1
Average Diluted	3,007.7	2,888.3
Common Shares Outstanding, at period end

Preferred Dividends - Basic	$769	$1,077
Preferred Dividends - Diluted	$769	$1,077

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$16,302	$13,698
Citigroup’s Net Income	$16,249	$13,640

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$16,302	$13,698
Citigroup’s Net Income	$16,249	$13,640

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1)
Tier 1 Capital Ratio (1)
Total Capital Ratio (1)
Supplementary Leverage Ratio (2)
Return on Average Assets	0.95%	0.82%
Return on Average Common Equity	8.1%	6.6%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	57%	59%

Balance Sheet Data (in billions of dollars, except per share amounts):
Total Assets
Total Average Assets	$1,823.9	$1,808.7
Total Deposits
Citigroup’s Stockholders’ Equity
Book Value Per Share
Tangible Book Value Per Share (3)

Direct Staff (in thousands)

(1)              Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  For the composition of Citi’s Common Equity Tier 1 Capital and ratio, see page 30.

(2)              Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.  For the composition of Citi’s SLR, see page 30.

(3)              Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 30.

N/A       Not Applicable.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015
Revenues
Interest revenue	$17,294	$16,686	$16,737	$16,581	$15,960	$15,840	$15,463	$15,707	$15,350	$15,561	$15,512	$15,260	$14,600
Interest expense	5,578	5,343	5,026	4,665	4,330	4,158	3,952	3,737	3,591	3,615	3,325	3,159	3,028
Net interest revenue	11,716	11,343	11,711	11,916	11,630	11,682	11,511	11,970	11,759	11,946	12,187	12,101	11,572

Commissions and fees	3,057	2,992	3,219	3,316	3,435	3,293	3,061	3,152	3,184	3,441	3,280	3,127	3,170
Principal transactions	2,000	1,683	1,020	277	2,504	2,684	1,149	965	2,888	1,843	1,549	418	1,971
Administrative and other fiduciary fees	981	1,037	974	1,020	1,068	1,083	968	970	1,009	1,029	1,029	946	962
Realized gains (losses) on investments	1,925	273	615	438	450	251	63	(16)	128	84	136	222	307
Other-than-temporary impairment losses on investments and other assets	(1,305)	(128)	(3,470)	(68)	(261)	(162)	(39)	(73)	(201)	(37)	(91)	(95)	(72)
Insurance premiums	612	601	597	585	590	582	556	552	545	538	530	497	497
Other revenue	274	688	(927)	558	902	1,179	672	353	894	581	1,069	683	1,329
Total non-interest revenues	7,544	7,146	2,028	6,126	8,688	8,910	6,430	5,903	8,447	7,479	7,502	5,798	8,164
Total revenues, net of interest expense	19,260	18,489	13,739	18,042	20,318	20,592	17,941	17,873	20,206	19,425	19,689	17,899	19,736

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	3,858	3,491	3,897	2,985	2,878	2,608	2,430	2,547	2,439	2,189	2,097	2,248	1,957
Credit reserve build / (release)	(1,149)	(1,016)	(1,461)	(147)	(664)	(781)	(778)	(636)	(646)	(610)	(522)	(367)	(202)
Provision for loan losses	2,709	2,475	2,436	2,838	2,214	1,827	1,652	1,911	1,793	1,579	1,575	1,881	1,755
Provision for Policyholder benefits and claims	229	214	225	219	231	200	204	195	208	182	205	206	197
Provision for unfunded lending commitments	(38)	7	(41)	56	14	(3)	103	(34)	(27)	(31)	(30)	(74)	(37)
Total provisions for credit losses and for benefits and claims	2,900	2,696	2,620	3,113	2,459	2,024	1,959	2,072	1,974	1,730	1,750	2,013	1,915

Operating Expenses
Compensation and benefits	6,362	6,105	6,113	6,539	6,335	6,075	5,828	5,729	6,010	6,028	6,114	5,807	5,520
Premises and Equipment	794	803	842	827	844	762	763	796	805	819	804	750	709
Technology / communication expense	1,362	1,462	1,440	1,565	1,530	1,486	1,568	1,552	1,530	1,619	1,630	1,657	1,600
Advertising and marketing expense	488	574	589	513	449	480	458	501	458	460	442	484	392
Other operating	3,209	3,049	3,111	4,289	3,130	3,346	3,062	3,714	3,346	6,595	3,965	5,728	2,663
Total operating expenses	12,215	11,993	12,095	13,733	12,288	12,149	11,679	12,292	12,149	15,521	12,955	14,426	10,884

Income from Continuing Operations before Income Taxes	4,145	3,800	(976)	1,196	5,571	6,419	4,303	3,509	6,083	2,174	4,984	1,460	6,937
Provision (benefits) for income taxes	1,129	852	(1,487)	(97)	1,675	2,225	1,102	1,184	2,131	1,921	2,068	1,077	2,120

Income from Continuing Operations	3,016	2,948	511	1,293	3,896	4,194	3,201	2,325	3,952	253	2,916	383	4,817
Discontinued Operations
Income (Loss) from Discontinued Operations	23	5	(1)	(136)	(103)	51	33	(223)	40	(3)	(25)	(2)	(8)
Gain (Loss) on Sale	(1)	—	—	—	56	—	6	206	—	—	—	—	—
Provision (benefits) for income taxes	10	(2)	(9)	(51)	(14)	21	(53)	(198)	3	19	(9)	(1)	(3)
Income (Loss) from Discontinued Operations, net of taxes	12	7	8	(85)	(33)	30	92	181	37	(22)	(16)	(1)	(5)

Net Income before Noncontrolling Interests	3,028	2,955	519	1,208	3,863	4,224	3,293	2,506	3,989	231	2,900	382	4,812

Net Income attributable to noncontrolling interests	126	40	25	28	90	36	51	50	45	50	59	38	42
Citigroup’s Net Income	$2,902	$2,915	$494	$1,180	$3,773	$4,188	$3,242	$2,456	$3,944	$181	$2,841	$344	$4,770

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015
Revenues
Interest revenue	$14,873	$14,714	$14,364	$14,167	$14,356	$14,653	$14,439	$67,298	$62,970	$61,683	$58,551
Interest expense	3,051	2,941	2,901	2,940	3,120	3,174	3,277	20,612	16,177	13,690	11,921
Net interest revenue	11,822	11,773	11,463	11,227	11,236	11,479	11,162	46,686	46,793	47,993	46,630

Commissions and fees	3,194	2,732	2,752	2,463	2,725	2,644	2,689	12,584	12,941	13,032	11,848
Principal transactions	2,173	1,327	537	1,840	1,816	2,238	1,691	4,980	7,302	6,698	6,008
Administrative and other fiduciary fees	995	870	821	811	878	862	813	4,012	4,089	4,013	3,648
Realized gains (losses) on investments	183	151	41	186	200	287	275	3,251	748	570	682
Other-than-temporary impairment losses on investments and other assets	(43)	(80)	(70)	(465)	(118)	(32)	(5)	(4,971)	(535)	(424)	(265)
Insurance premiums	482	464	402	264	217	184	171	2,395	2,280	2,110	1,845
Other revenue	664	1,455	2,510	1,229	594	98	216	593	3,106	3,227	5,958
Total non-interest revenues	7,648	6,919	6,993	6,328	6,312	6,281	5,850	22,844	29,931	29,226	29,724
Total revenues, net of interest expense	19,470	18,692	18,456	17,555	17,548	17,760	17,012	69,530	76,724	77,219	76,354

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,920	1,663	1,762	1,724	1,616	1,525	1,696	14,231	10,463	8,973	7,302
Credit reserve build / (release)	(405)	(81)	494	162	(226)	221	31	(3,773)	(2,859)	(2,145)	(194)
Provision for loan losses	1,515	1,582	2,256	1,886	1,390	1,746	1,727	10,458	7,604	6,828	7,108
Provision for Policyholder benefits and claims	181	189	164	88	49	35	32	887	830	801	731
Provision for unfunded lending commitments	(48)	65	94	71	(30)	(45)	33	(16)	80	(162)	74
Total provisions for credit losses and for benefits and claims	1,648	1,836	2,514	2,045	1,409	1,736	1,792	11,329	8,514	7,467	7,913

Operating Expenses
Compensation and benefits	5,483	5,321	5,445	5,556	5,229	5,203	4,982	25,119	23,967	23,959	21,769
Premises and Equipment	737	722	710	651	642	624	625	3,266	3,165	3,178	2,878
Technology / communication expense	1,656	1,628	1,697	1,649	1,657	1,694	1,685	5,829	6,136	6,436	6,581
Advertising and marketing expense	393	391	371	390	433	403	406	2,164	1,888	1,844	1,547
Other operating	2,659	2,607	2,911	2,277	2,408	2,480	2,422	13,658	13,252	19,634	10,840
Total operating expenses	10,928	10,669	11,134	10,523	10,369	10,404	10,120	50,036	48,408	55,051	43,615

Income from Continuing Operations before Income Taxes	6,894	6,187	4,808	4,987	5,770	5,620	5,100	8,165	19,802	14,701	24,826
Provision (benefits) for income taxes	2,036	1,881	1,403	1,479	1,723	1,733	1,509	397	6,186	7,197	7,440

Income from Continuing Operations	4,858	4,306	3,405	3,508	4,047	3,887	3,591	7,768	13,616	7,504	17,386
Discontinued Operations
Income (Loss) from Discontinued Operations	9	(15)	(69)	(3)	(36)	(37)	(4)	(109)	(242)	10	(83)
Gain (Loss) on Sale	—	—	—	—	—	—	—	(1)	268	—	—
Provision (benefits) for income taxes	3	(5)	(24)	(1)	(13)	(7)	(1)	(52)	(244)	12	(29)
Income (Loss) from Discontinued Operations, net of taxes	6	(10)	(45)	(2)	(23)	(30)	(3)	(58)	270	(2)	(54)

Net Income before Noncontrolling Interests	4,864	4,296	3,360	3,506	4,024	3,857	3,588	7,710	13,886	7,502	17,332

Net Income attributable to noncontrolling interests	18	5	25	5	26	17	15	219	227	192	90
Citigroup’s Net Income	$4,846	$4,291	$3,335	$3,501	$3,998	$3,840	$3,573	$7,491	$13,659	$7,310	$17,242

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

Full
Year
2016
Revenues
Interest revenue	$57,615
Interest expense	12,511
Net interest revenue	45,104

Commissions and fees	10,521
Principal transactions	7,585
Administrative and other fiduciary fees	3,364
Realized gains (losses) on investments	948
Other-than-temporary impairment losses on investments and other assets	(620)
Insurance premiums	836
Other revenue	2,137
Total non-interest revenues	24,771
Total revenues, net of interest expense	69,875

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	6,561
Credit reserve build / (release)	188
Provision for loan losses	6,749
Provision for Policyholder benefits and claims	204
Provision for unfunded lending commitments	29
Total provisions for credit losses and for benefits and claims	6,982

Operating Expenses
Compensation and benefits	20,970
Premises and Equipment	2,542
Technology / communication expense	6,685
Advertising and marketing expense	1,632
Other operating	9,587
Total operating expenses	41,416

Income from Continuing Operations before Income Taxes	21,477
Provision (benefits) for income taxes	6,444

Income from Continuing Operations	15,033
Discontinued Operations
Income (Loss) from Discontinued Operations	(80)
Gain (Loss) on Sale	—
Provision (benefits) for income taxes	(22)
Income (Loss) from Discontinued Operations, net of taxes	(58)

Net Income before Noncontrolling Interests	14,975

Net Income attributable to noncontrolling interests	63
Citigroup’s Net Income	$14,912

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014
Assets
Cash and due from banks (including segregated cash and other deposits)	$26,505	$33,927	$33,802	$36,453	$31,150	$31,145	$32,810	$29,885	$33,380	$35,268
Deposits with banks	183,949	155,054	170,028	102,134	143,227	158,028	172,659	169,005	171,020	153,817
Fed funds sold and securities borr’d or purch under agree. to resell	289,057	272,664	277,542	261,311	270,426	263,205	273,679	257,037	263,398	250,353
Brokerage receivables	39,443	35,340	31,077	22,490	25,235	33,484	24,976	25,674	32,484	41,864
Trading account assets	298,922	303,833	308,310	313,072	298,953	296,293	281,887	275,160	267,692	280,220
Investments
Available-for-sale and non-marketable equity securities	287,197	294,577	284,531	302,196	294,803	290,738	292,717	298,381	302,300	303,293
Held-to-maturity	10,126	11,349	10,943	10,130	10,056	9,602	10,808	10,599	10,600	22,330
Total Investments	297,323	305,926	295,474	312,326	304,859	300,340	303,525	308,980	312,900	325,623
Loans, net of unearned income
Consumer	413,551	406,510	404,968	405,834	392,145	378,996	384,389	390,293	380,590	380,113
Corporate	234,471	248,458	253,455	249,630	254,219	264,745	273,162	275,179	283,631	287,391
Loans, net of unearned income	648,022	654,968	658,423	655,464	646,364	643,741	657,551	665,472	664,221	667,504
Allowance for loan losses	(29,020)	(27,611)	(25,916)	(25,455)	(23,727)	(21,580)	(20,605)	(19,648)	(18,923)	(17,890)
Total loans, net	619,002	627,357	632,507	630,009	622,637	622,161	636,946	645,824	645,298	649,614
Goodwill	25,810	25,483	25,915	25,673	25,474	24,896	25,098	25,009	25,008	25,087
Intangible assets (other than MSRs)	6,413	6,156	5,963	5,697	5,457	4,981	4,888	5,056	4,891	4,702
Mortgage servicing rights (MSRs)	2,691	2,117	1,920	1,942	2,203	2,524	2,580	2,718	2,586	2,282
Other assets	154,998	148,253	148,449	153,185	151,737	143,264	136,796	135,687	135,733	140,539
Assets related to discontinued operations held for sale	—	—	44	36	9	3,306	3,320	—	—	—
Total assets	$1,944,113	$1,916,110	$1,931,031	$1,864,328	$1,881,367	$1,883,627	$1,899,164	$1,880,035	$1,894,390	$1,909,369

Liabilities
Non-interest-bearing deposits in U.S. offices	$122,305	$120,324	$133,981	$129,657	$124,487	$124,141	$130,273	$128,399	$135,632	$130,653
Interest-bearing deposits in U.S. offices	228,357	233,696	239,574	247,716	260,221	270,687	266,322	284,164	280,549	289,035
Total U.S. Deposits	350,662	354,020	373,555	377,373	384,708	394,828	396,595	412,563	416,181	419,688
Non-interest-bearing deposits in offices outside the U.S.	60,691	59,745	63,792	65,024	65,542	63,793	66,028	69,406	69,263	73,991
Interest-bearing deposits in offices outside the U.S.	494,659	500,543	507,297	488,163	483,512	479,806	492,837	486,304	480,819	472,046
Total International Deposits	555,350	560,288	571,089	553,187	549,054	543,599	558,865	555,710	550,082	546,037

Total deposits	906,012	914,308	944,644	930,560	933,762	938,427	955,460	968,273	966,263	965,725
Fed funds purch and securities loaned or sold under agree. to repurch.	226,008	214,851	224,370	211,236	222,053	218,252	216,387	203,512	190,676	183,912
Brokerage payables	56,966	59,133	55,376	57,013	59,299	61,705	56,992	53,707	59,407	62,323
Trading account liabilities	135,956	128,818	129,990	115,549	120,226	123,022	122,048	108,762	124,040	123,370
Short-term borrowings	55,611	58,698	49,164	52,027	48,137	58,743	58,904	58,944	58,903	59,534
Long-term debt	311,079	288,334	271,862	239,463	234,326	220,959	221,593	221,116	222,747	226,984
Other liabilities (1)	69,068	66,470	67,202	67,815	68,592	62,992	63,349	59,935	62,458	74,768
Liabilities related to discontinued operations held for sale	—	—	—	—	—	2,062	2,039	—	—	—
Total liabilities	$1,760,700	$1,730,612	$1,742,608	$1,673,663	$1,686,395	$1,686,162	$1,696,772	$1,674,249	$1,684,494	$1,696,616

Equity
Stockholders’ equity
Preferred stock	$312	$312	$312	$2,562	$3,137	$4,293	$5,243	$6,738	$7,218	$8,968
Common stock	29	29	29	30	31	31	31	31	31	31
Additional paid-in capital	105,787	105,962	106,203	106,391	106,661	106,876	107,030	107,193	107,505	107,669
Retained earnings	93,000	95,875	96,335	97,477	101,213	105,364	108,465	110,821	114,745	115,015
Treasury stock	(883)	(859)	(851)	(847)	(991)	(1,075)	(1,472)	(1,658)	(2,237)	(2,520)
Accumulated other comprehensive income (loss)	(16,735)	(17,749)	(15,566)	(16,896)	(17,059)	(19,924)	(18,798)	(19,133)	(19,146)	(18,147)
Total common equity	$181,198	$183,258	$186,150	$186,155	$189,855	$191,272	$195,256	$197,254	$200,898	$202,048

Total Citigroup stockholders’ equity	$181,510	$183,570	$186,462	$188,717	$192,992	$195,565	$200,499	$203,992	$208,116	$211,016
Noncontrolling interests	1,903	1,928	1,961	1,948	1,980	1,900	1,893	1,794	1,780	1,737
Total equity	183,413	185,498	188,423	190,665	194,972	197,465	202,392	205,786	209,896	212,753
Total liabilities and equity	$1,944,113	$1,916,110	$1,931,031	$1,864,328	$1,881,367	$1,883,627	$1,899,164	$1,880,035	$1,894,390	$1,909,369

(1)                   Includes allowance for credit losses for unfunded lending commitments.  See page 25 for amounts by period.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2014	2014	2015	2015	2015	2015	2016	2016	2016
Assets
Cash and due from banks (including segregated cash and other deposits)	$35,976	$32,108	$21,880	$23,413	$21,726	$20,900	$22,240	$22,140	$23,419
Deposits with banks	143,068	128,089	133,896	130,685	137,935	112,197	136,049	127,993	132,571
Fed funds sold and securities borr’d or purch under agree. to resell	245,462	242,570	239,015	237,054	231,695	219,675	225,093	228,683	236,045
Brokerage receivables	39,298	28,419	35,637	43,921	37,875	27,683	35,261	36,851	36,112
Trading account assets	282,532	289,209	295,961	271,942	258,233	241,215	265,499	263,174	254,627
Investments
Available-for-sale and non-marketable equity securities	309,009	309,522	303,561	301,955	308,499	306,740	316,362	320,390	316,352
Held-to-maturity	24,038	23,921	23,254	30,166	33,940	36,215	36,890	35,903	38,588
Total Investments	333,047	333,443	326,815	332,121	342,439	342,955	353,252	356,293	354,940
Loans, net of unearned income
Consumer	372,140	365,643	337,431	337,878	328,922	325,454	317,555	326,082	328,372
Corporate	281,686	278,992	283,623	294,240	293,522	292,163	301,269	307,433	310,063
Loans, net of unearned income	653,826	644,635	621,054	632,118	622,444	617,617	618,824	633,515	638,435
Allowance for loan losses	(16,915)	(15,994)	(14,598)	(14,075)	(13,626)	(12,626)	(12,712)	(12,304)	(12,439)
Total loans, net	636,911	628,641	606,456	618,043	608,818	604,991	606,112	621,211	625,996
Goodwill	24,500	23,592	23,150	23,012	22,444	22,349	22,575	22,496	22,539
Intangible assets (other than MSRs)	4,525	4,566	4,244	4,071	3,880	3,721	3,493	5,521	5,358
Mortgage servicing rights (MSRs)	2,093	1,845	1,685	1,924	1,766	1,781	1,524	1,324	1,270
Other assets	135,093	129,699	143,062	143,184	141,545	133,743	129,869	133,085	125,240
Assets related to discontinued operations held for sale	—	—	—	—	—	—	—	—	—
Total assets	$1,882,505	$1,842,181	$1,831,801	$1,829,370	$1,808,356	$1,731,210	$1,800,967	$1,818,771	$1,818,117

Liabilities
Non-interest-bearing deposits in U.S. offices	$128,243	$128,958	$136,568	$135,013	$141,425	$139,249	$138,153	$140,145	$141,899
Interest-bearing deposits in U.S. offices	285,604	284,978	275,423	268,947	267,057	280,234	284,969	295,589	288,094
Total U.S. Deposits	413,847	413,936	411,991	403,960	408,482	419,483	423,122	435,734	429,993
Non-interest-bearing deposits in offices outside the U.S.	71,228	70,925	71,653	72,629	73,188	71,577	77,865	76,574	75,956
Interest-bearing deposits in offices outside the U.S.	457,580	414,471	416,003	431,448	422,573	416,827	433,604	425,544	434,303
Total International Deposits	528,808	485,396	487,656	504,077	495,761	488,404	511,469	502,118	510,259

Total deposits	942,655	899,332	899,647	908,037	904,243	907,887	934,591	937,852	940,252
Fed funds purch and securities loaned or sold under agree. to repurch.	175,732	173,438	175,371	177,012	168,604	146,496	157,208	158,001	153,124
Brokerage payables	59,428	52,180	58,252	54,867	59,557	53,722	58,257	62,054	61,921
Trading account liabilities	137,272	139,036	142,438	136,295	125,981	117,512	136,146	136,307	131,649
Short-term borrowings	64,838	58,335	39,405	25,907	23,715	21,079	20,893	18,408	29,527
Long-term debt	223,842	223,080	210,522	211,845	213,533	201,275	207,835	207,448	209,051
Other liabilities (1)	65,191	85,084	90,143	94,582	90,586	60,147	57,276	65,680	59,903
Liabilities related to discontinued operations held for sale	—	—	—	—	—	—	—	—	—
Total liabilities	$1,668,958	$1,630,485	$1,615,778	$1,608,545	$1,586,219	$1,508,118	$1,572,206	$1,585,750	$1,585,427

Equity
Stockholders’ equity
Preferred stock	$8,968	$10,468	$11,968	$13,968	$15,218	$16,718	$17,753	$19,253	$19,253
Common stock	31	31	31	31	31	31	31	31	31
Additional paid-in capital	107,839	107,979	108,124	108,219	108,261	108,288	107,590	107,730	107,875
Retained earnings	117,697	117,852	122,463	126,954	130,921	133,841	136,998	140,527	143,678
Treasury stock	(2,631)	(2,929)	(3,275)	(4,628)	(6,326)	(7,677)	(8,224)	(9,538)	(12,069)
Accumulated other comprehensive income (loss)	(19,976)	(23,216)	(24,691)	(25,104)	(27,257)	(29,344)	(26,626)	(26,115)	(27,193)
Total common equity	$202,960	$199,717	$202,652	$205,472	$205,630	$205,139	$209,769	$212,635	$212,322

Total Citigroup stockholders’ equity	$211,928	$210,185	$214,620	$219,440	$220,848	$221,857	$227,522	$231,888	$231,575
Noncontrolling interests	1,619	1,511	1,403	1,385	1,289	1,235	1,239	1,133	1,115
Total equity	213,547	211,696	216,023	220,825	222,137	223,092	228,761	233,021	232,690
Total liabilities and equity	$1,882,505	$1,842,181	$1,831,801	$1,829,370	$1,808,356	$1,731,210	$1,800,967	$1,818,771	$1,818,117

(1)                   Includes allowance for credit losses for unfunded lending commitments.  See page 25 for amounts by period.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

December 31,
2016
Assets
Cash and due from banks (including segregated cash and other deposits)	$23,043
Deposits with banks	137,451
Fed funds sold and securities borr’d or purch under agree. to resell	236,813
Brokerage receivables	28,887
Trading account assets	243,925
Investments
Available-for-sale and non-marketable equity securities	307,637
Held-to-maturity	45,667
Total Investments	353,304
Loans, net of unearned income
Consumer	325,063
Corporate	299,306
Loans, net of unearned income	624,369
Allowance for loan losses	(12,060)
Total loans, net	612,309
Goodwill	21,659
Intangible assets (other than MSRs)	5,114
Mortgage servicing rights (MSRs)	1,564
Other assets	128,008
Assets related to discontinued operations held for sale	—
Total assets	$1,792,077

Liabilities
Non-interest-bearing deposits in U.S. offices	$136,698
Interest-bearing deposits in U.S. offices	300,972
Total U.S. Deposits	437,670
Non-interest-bearing deposits in offices outside the U.S.	77,616
Interest-bearing deposits in offices outside the U.S.	414,120
Total International Deposits	491,736

Total deposits	929,406
Fed funds purch and securities loaned or sold under agree. to repurch.	141,821
Brokerage payables	57,152
Trading account liabilities	139,045
Short-term borrowings	30,701
Long-term debt	206,178
Other liabilities (1)	61,631
Liabilities related to discontinued operations held for sale	—
Total liabilities	$1,565,934

Equity
Stockholders’ equity
Preferred stock	$19,253
Common stock	31
Additional paid-in capital	108,042
Retained earnings	146,477
Treasury stock	(16,302)
Accumulated other comprehensive income (loss)	(32,381)
Total common equity	$205,867

Total Citigroup stockholders’ equity	$225,120
Noncontrolling interests	1,023
Total equity	226,143
Total liabilities and equity	$1,792,077

(1)                   Includes allowance for credit losses for unfunded lending commitments.  See page 25 for amounts by period.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL NET REVENUES (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Global Consumer Banking
North America	$5,253	$5,186	$5,454	$5,399	$5,187	$5,130	$4,813	$4,945	$4,856	$4,856	$5,070	$5,165	$5,008
Latin America	1,451	1,395	1,480	1,563	1,589	1,617	1,586	1,689	1,564	1,626	1,687	1,632	1,420
Asia (1)	2,015	1,963	2,006	2,026	2,008	2,016	1,913	1,902	1,946	1,998	2,008	1,839	1,810
Total	8,719	8,544	8,940	8,988	8,784	8,763	8,312	8,536	8,366	8,480	8,765	8,636	8,238

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	2,728	2,632	2,480	2,420	3,702	3,143	2,534	2,346	3,739	3,327	3,383	2,544	3,248
EMEA	3,505	2,527	2,750	2,381	2,938	2,818	2,363	2,081	2,750	2,433	2,530	2,073	2,998
Latin America	1,209	1,195	1,250	1,176	1,259	1,232	1,137	1,172	1,148	1,150	1,018	955	980
Asia	2,062	1,715	1,776	1,552	2,002	1,939	1,627	1,632	1,636	1,593	1,787	1,639	1,805
Total	9,504	8,069	8,256	7,529	9,901	9,132	7,661	7,231	9,273	8,503	8,718	7,211	9,031

Corporate / Other	2,325	1,657	(2,681)	2,010	1,952	2,220	2,304	2,270	2,560	2,475	2,577	2,045	2,540

Total Citigroup - Net Revenues (Ex-CVA/DVA) (2)	$20,548	$18,270	$14,515	$18,527	$20,637	$20,115	$18,277	$18,037	$20,199	$19,458	$20,060	$17,892	$19,809

CVA/DVA for Periods Prior to 1Q16 (2)	(1,288)	219	(776)	(485)	(319)	477	(336)	(164)	7	(33)	(371)	7	(73)

Total Citigroup - Net Revenues	$19,260	$18,489	$13,739	$18,042	$20,318	$20,592	$17,941	$17,873	$20,206	$19,425	$19,689	$17,899	$19,736

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; Funding Valuation Adjustments (FVA) on derivatives; and Debt Valuation Adjustments (DVA) on Citigroup’s fair value option liabilities (collectively referred to as CVA/DVA). Effective January 1, 2016, Citigroup early adopted on a prospective basis the amendment in ASU No. 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, related to the presentation of DVA on fair value option liabilities. Accordingly, beginning in the first quarter of 2016, the portion of the change in fair value of these liabilities related to changes in Citigroup’s own credit spreads (DVA) are reflected as a component of Accumulated Other Comprehensive Income (AOCI); previously these amounts were recognized in Citigroup’s revenues and net income. In the tables above and on pages 5, 15 and 16, results for all periods prior to the first quarter of 2016 exclude the impact of CVA/DVA, as applicable, for consistency with the current period’s presentation. Citigroup’s results of operations excluding the impact of CVA/DVA in such periods are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL NET REVENUES (In millions of dollars)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015

Global Consumer Banking
North America	$4,848	$4,840	$4,819	$4,830	$4,709	$5,161	$5,059	$21,292	$20,075	$19,947	$19,515
Latin America	1,420	1,533	1,349	1,229	1,236	1,245	1,212	5,889	6,481	6,509	5,722
Asia (1)	1,860	1,698	1,646	1,655	1,729	1,758	1,696	8,010	7,839	7,791	7,014
Total	8,128	8,071	7,814	7,714	7,674	8,164	7,967	35,191	34,395	34,247	32,251

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	3,305	3,282	2,705	2,980	3,393	3,191	2,949	10,260	11,725	12,993	12,540
EMEA	2,383	2,198	2,077	2,167	2,577	2,506	2,605	11,163	10,200	9,786	9,656
Latin America	987	1,032	937	962	1,022	999	994	4,830	4,800	4,271	3,936
Asia	1,791	1,748	1,587	1,786	1,697	1,763	1,636	7,105	7,200	6,655	6,931
Total	8,466	8,260	7,306	7,895	8,689	8,459	8,184	33,358	33,925	33,705	33,063

Corporate / Other	2,564	2,165	3,517	1,946	1,185	1,137	861	3,311	8,746	9,657	10,786

Total Citigroup - Net Revenues (Ex-CVA/DVA) (2)	$19,158	$18,496	$18,637	$17,555	$17,548	$17,760	$17,012	71,860	77,066	77,609	76,100

CVA/DVA for Periods Prior to 1Q16 (2)	312	196	(181)	—	—	—	—	(2,330)	(342)	(390)	254

Total Citigroup - Net Revenues	$19,470	$18,692	$18,456	$17,555	$17,548	$17,760	$17,012	$69,530	$76,724	$77,219	$76,354

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; Funding Valuation Adjustments (FVA) on derivatives; and Debt Valuation Adjustments (DVA) on Citigroup’s fair value option liabilities (collectively referred to as CVA/DVA). Effective January 1, 2016, Citigroup early adopted on a prospective basis the amendment in ASU No. 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, related to the presentation of DVA on fair value option liabilities. Accordingly, beginning in the first quarter of 2016, the portion of the change in fair value of these liabilities related to changes in Citigroup’s own credit spreads (DVA) are reflected as a component of Accumulated Other Comprehensive Income (AOCI); previously these amounts were recognized in Citigroup’s revenues and net income. In the tables above and on pages 5, 15 and 16, results for all periods prior to the first quarter of 2016 exclude the impact of CVA/DVA, as applicable, for consistency with the current period’s presentation. Citigroup’s results of operations excluding the impact of CVA/DVA in such periods are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL NET REVENUES (In millions of dollars)

Full
Year
2016

Global Consumer Banking
North America	$19,759
Latin America	4,922
Asia (1)	6,838
Total	31,519

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	12,513
EMEA	9,855
Latin America	3,977
Asia	6,882
Total	33,227

Corporate / Other	5,129

Total Citigroup - Net Revenues (Ex-CVA/DVA) (2)	69,875

CVA/DVA for Periods Prior to 1Q16 (2)	—

Total Citigroup - Net Revenues	$69,875

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; Funding Valuation Adjustments (FVA) on derivatives; and Debt Valuation Adjustments (DVA) on Citigroup’s fair value option liabilities (collectively referred to as CVA/DVA). Effective January 1, 2016, Citigroup early adopted on a prospective basis the amendment in ASU No. 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, related to the presentation of DVA on fair value option liabilities. Accordingly, beginning in the first quarter of 2016, the portion of the change in fair value of these liabilities related to changes in Citigroup’s own credit spreads (DVA) are reflected as a component of Accumulated Other Comprehensive Income (AOCI); previously these amounts were recognized in Citigroup’s revenues and net income. In the tables above and on pages 5, 15 and 16, results for all periods prior to the first quarter of 2016 exclude the impact of CVA/DVA, as applicable, for consistency with the current period’s presentation. Citigroup’s results of operations excluding the impact of CVA/DVA in such periods are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL INCOME (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015
Income from Continuing Operations:

Global Consumer Banking
North America	$1,278	$1,150	$1,253	$951	$1,085	$1,093	$907	$880	$1,035	$1,094	$1,205	$1,158	$1,121
Latin America	305	282	296	385	319	270	211	315	221	206	284	243	207
Asia (1)	445	419	418	320	367	390	347	298	359	210	370	282	339
Total	2,028	1,851	1,967	1,656	1,771	1,753	1,465	1,493	1,615	1,510	1,859	1,683	1,667

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	625	551	649	508	1,301	854	577	471	1,364	1,143	955	653	927
EMEA	1,215	666	830	465	775	876	516	422	763	565	660	242	998
Latin America	513	504	513	374	483	529	461	209	402	461	330	288	381
Asia	666	436	509	367	693	618	421	478	481	448	631	514	643
Total	3,019	2,157	2,501	1,714	3,252	2,877	1,975	1,580	3,010	2,617	2,576	1,697	2,949

Corporate / Other	(1,231)	(1,200)	(3,472)	(1,776)	(929)	(729)	(31)	(648)	(677)	(3,854)	(1,291)	(3,001)	248

Income From Continuing Operations - Ex-CVA/DVA (2)	3,816	2,808	996	1,594	4,094	3,901	3,409	2,425	3,948	273	3,144	379	4,864

Discontinued Operations	12	7	8	(85)	(33)	30	92	181	37	(22)	(16)	(1)	(5)

Net Income Attributable to Noncontrolling Interests	126	40	25	28	90	36	51	50	45	50	59	38	42

Citigroup’s Net Income - Ex-CVA/DVA (2)	$3,702	$2,775	$979	$1,481	$3,971	$3,895	$3,450	$2,556	$3,940	$201	$3,069	$340	$4,817

CVA/DVA (after-tax) for Periods Prior to 1Q16 (2)	(800)	140	(485)	(301)	(198)	293	(208)	(100)	4	(20)	(228)	4	(47)

Total Citigroup - Net Income	$2,902	$2,915	$494	$1,180	$3,773	$4,188	$3,242	$2,456	$3,944	$181	$2,841	$344	$4,770

Average Assets
North America	$791	$805	$823	$817	$802	$820	$823	$844	$854	$845	$872	$895	$885
EMEA (1)	326	329	312	320	327	340	322	326	336	348	324	329	317
Latin America	149	148	152	158	166	167	161	163	162	162	157	151	146
Asia (1)	333	339	340	338	337	334	328	331	326	334	326	320	311
Corporate / Other	313	295	282	272	255	238	223	224	210	214	216	205	194
Total	$1,912	$1,916	$1,909	$1,905	$1,887	$1,899	$1,857	$1,888	$1,888	$1,903	$1,895	$1,900	$1,853

Return on Average Assets (ROA)(Ex-CVA/DVA) (2) (3)
North America	0.95%	0.84%	0.92%	0.71%	1.20%	0.95%	0.71%	0.62%	1.14%	1.06%	0.97%	0.80%	0.93%
EMEA (1)	1.47%	0.79%	1.03%	0.56%	0.92%	1.00%	0.62%	0.50%	0.90%	0.63%	0.78%	0.27%	1.24%
Latin America	2.21%	2.14%	2.11%	1.92%	1.96%	1.92%	1.65%	1.27%	1.55%	1.65%	1.55%	1.40%	1.63%
Asia (1)	1.34%	1.01%	1.08%	0.81%	1.27%	1.20%	0.92%	0.95%	1.04%	0.78%	1.21%	0.98%	1.29%
Corporate/Other	(1.65)%	(1.64)%	(4.90)%	(2.73)%	(1.59)%	(1.19)%	0.06%	(0.88)%	(1.26)%	(7.31)%	(2.41)%	(5.82)%	0.48%
Total	0.78%	0.58%	0.20%	0.31%	0.85%	0.82%	0.74%	0.54%	0.85%	0.04%	0.64%	0.07%	1.05%

(1)               Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)               See footnote 2 on page 4.

(3)              For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets.  See above for after-tax CVA/DVA for each period presented.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL INCOME (In millions of dollars)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015
Income from Continuing Operations:

Global Consumer Banking
North America	$1,056	$1,049	$962	$833	$815	$780	$810	$4,632	$3,965	$4,492	$4,188
Latin America	181	297	141	146	173	160	154	1,268	1,115	954	826
Asia (1)	338	306	217	215	297	310	261	1,602	1,402	1,221	1,200
Total	1,575	1,652	1,320	1,194	1,285	1,250	1,225	7,502	6,482	6,667	6,214

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	937	887	465	546	1,005	1,067	877	2,333	3,203	4,115	3,216
EMEA	579	372	196	374	695	649	647	3,176	2,589	2,230	2,145
Latin America	409	380	176	330	392	389	343	1,904	1,682	1,481	1,346
Asia	630	535	423	619	523	555	514	1,978	2,210	2,074	2,231
Total	2,555	2,174	1,260	1,869	2,615	2,660	2,381	9,391	9,684	9,900	8,938

Corporate / Other	532	353	939	445	147	(23)	(15)	(7,679)	(2,337)	(8,823)	2,072

Income From Continuing Operations - Ex-CVA/DVA (2)	4,662	4,179	3,519	3,508	4,047	3,887	3,591	9,214	13,829	7,744	17,224

Discontinued Operations	6	(10)	(45)	(2)	(23)	(30)	(3)	(58)	270	(2)	(54)

Net Income Attributable to Noncontrolling Interests	18	5	25	5	26	17	15	219	227	192	90

Citigroup’s Net Income - Ex-CVA/DVA (2)	$4,650	$4,164	$3,449	$3,501	$3,998	$3,840	$3,573	$8,937	$13,872	$7,550	$17,080

CVA/DVA (after-tax) for Periods Prior to 1Q16 (2)	196	127	(114)	—	—	—	—	(1,446)	(213)	(240)	162

Total Citigroup - Net Income	$4,846	$4,291	$3,335	$3,501	$3,998	$3,840	$3,573	$7,491	$13,659	$7,310	$17,242

Average Assets
North America	$876	$882	$890	$907	$926	$947	$966	$808	$822	$867	$883
EMEA (1)	331	312	300	301	312	316	308	322	329	334	315
Latin America	145	138	138	134	134	131	128	152	164	158	142
Asia (1)	313	307	308	307	315	325	318	338	333	327	310
Corporate / Other	175	179	148	129	120	111	100	291	235	211	174
Total	$1,840	$1,818	$1,784	$1,778	$1,807	$1,830	$1,820	$1,911	$1,883	$1,897	$1,824

Return on Average Assets (ROA)(Ex-CVA/DVA) (2) (3)
North America	0.91%	0.87%	0.64%	0.61%	0.79%	0.77%	0.70%	0.86%	0.87%	0.99%	0.84%
EMEA (1)	0.69%	0.47%	0.25%	0.49%	0.88%	0.80%	0.82%	0.96%	0.76%	0.64%	0.67%
Latin America	1.63%	1.94%	0.90%	1.43%	1.69%	1.66%	1.54%	2.09%	1.70%	1.54%	1.53%
Asia (1)	1.24%	1.08%	0.82%	1.09%	1.04%	1.06%	0.97%	1.06%	1.09%	1.00%	1.10%
Corporate/Other	1.24%	0.75%	2.35%	1.40%	0.39%	(0.17)%	(0.08)%	(2.69)%	(0.92)%	(4.20)%	1.14%
Total	1.01%	0.91%	0.77%	0.79%	0.89%	0.83%	0.78%	0.47%	0.74%	0.40%	0.94%

(1)              Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)              See footnote 2 on page 4.

(3)              For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets.  See above for after-tax CVA/DVA for each period presented.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL INCOME (In millions of dollars)

Full
Year
2016
Income from Continuing Operations:

Global Consumer Banking
North America	$3,238
Latin America	633
Asia (1)	1,083
Total	4,954

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	3,495
EMEA	2,365
Latin America	1,454
Asia	2,211
Total	9,525

Corporate / Other	554

Income From Continuing Operations - Ex-CVA/DVA (2)	15,033

Discontinued Operations	(58)

Net Income Attributable to Noncontrolling Interests	63

Citigroup’s Net Income - Ex-CVA/DVA (2)	$14,912

CVA/DVA (after-tax) for Periods Prior to 1Q16 (2)	—

Total Citigroup - Net Income	$14,912

Average Assets
North America	$937
EMEA (1)	309
Latin America	132
Asia (1)	316
Corporate / Other	115
Total	$1,809

Return on Average Assets (ROA)(Ex-CVA/DVA) (2) (3)
North America	0.72%
EMEA (1)	0.75%
Latin America	1.58%
Asia (1)	1.04%
Corporate/Other	0.43%
Total	0.82%

(1)                                 Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)                                 See footnote 2 on page 4.

(3)                                 For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets.  See above for after-tax CVA/DVA for each period presented.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Net Interest Revenue	$6,512	$6,378	$6,550	$6,667	$6,551	$6,465	$6,523	$6,744	$6,523	$6,635	$6,833	$6,807	$6,400
Non-Interest Revenue	2,207	2,166	2,390	2,321	2,233	2,298	1,789	1,792	1,843	1,845	1,932	1,829	1,838
Total Revenues, Net of Interest Expense	8,719	8,544	8,940	8,988	8,784	8,763	8,312	8,536	8,366	8,480	8,765	8,636	8,238
Total Operating Expenses	4,475	4,570	4,668	5,078	4,628	4,604	4,528	4,656	4,554	4,805	4,634	4,671	4,300
Net Credit Losses	2,037	1,882	1,786	1,767	1,749	1,660	1,570	1,623	1,644	1,651	1,596	1,625	1,490
Credit Reserve Build / (Release)	(807)	(770)	(513)	(179)	(352)	(244)	(87)	(13)	(219)	(304)	(351)	(249)	(150)
Provision for Unfunded Lending Commitments	—	—	1	(1)	14	10	14	(3)	(2)	(5)	(2)	(17)	—
Provision for Benefits and Claims	48	39	54	53	53	34	39	40	40	26	38	40	28
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,278	1,151	1,328	1,640	1,464	1,460	1,536	1,647	1,463	1,368	1,281	1,399	1,368
Income from Continuing Operations before Taxes	2,966	2,823	2,944	2,270	2,692	2,699	2,248	2,233	2,349	2,307	2,850	2,566	2,570
Income Taxes	938	972	977	614	921	946	783	740	734	797	991	883	903
Income from Continuing Operations	2,028	1,851	1,967	1,656	1,771	1,753	1,465	1,493	1,615	1,510	1,859	1,683	1,667
Noncontrolling Interests	2	—	3	2	5	5	5	1	7	7	7	3	(4)
Net Income	$2,026	$1,851	$1,964	$1,654	$1,766	$1,748	$1,460	$1,492	$1,608	$1,503	$1,852	$1,680	$1,671
EOP Assets (in billions of dollars)	$382	$379	$386	$387	$390	$383	$393	$398	$391	$399	$395	$392	$374
Average Assets (in billions of dollars)	$377	$372	$380	$383	$386	$381	$381	$392	$390	$393	$395	$391	$379
Return on Average Assets (ROA)	2.16%	2.00%	2.06%	1.72%	1.86%	1.84%	1.52%	1.51%	1.67%	1.53%	1.86%	1.70%	1.79%
Efficiency Ratio	51%	53%	52%	56%	53%	53%	54%	55%	54%	57%	53%	54%	52%

Net Credit Losses as a % of Average Loans	3.09%	2.90%	2.69%	2.62%	2.63%	2.52%	2.33%	2.32%	2.40%	2.36%	2.25%	2.30%	2.21%

Revenue by Business
Retail Banking	$3,968	$3,878	$4,074	$4,022	$3,970	$3,984	$3,400	$3,405	$3,466	$3,546	$3,649	$3,630	$3,483
Cards (1)	4,751	4,666	4,866	4,966	4,814	4,779	4,912	5,131	4,900	4,934	5,116	5,006	4,755
Total	$8,719	$8,544	$8,940	$8,988	$8,784	$8,763	$8,312	$8,536	$8,366	$8,480	$8,765	$8,636	$8,238

Net Credit Losses by Business
Retail Banking	$218	$197	$240	$276	$251	$242	$249	$279	$271	$281	$276	$332	$256
Cards (1)	1,819	1,685	1,546	1,491	1,498	1,418	1,321	1,344	1,373	1,370	1,320	1,293	1,234
Total	$2,037	$1,882	$1,786	$1,767	$1,749	$1,660	$1,570	$1,623	$1,644	$1,651	$1,596	$1,625	$1,490

Income from Continuing Operations by Business
Retail Banking	$812	$752	$780	$619	$667	$630	$255	$330	$380	$327	$528	$471	$539
Cards (1)	1,216	1,099	1,187	1,037	1,104	1,123	1,210	1,163	1,235	1,183	1,331	1,212	1,128
Total	$2,028	$1,851	$1,967	$1,656	$1,771	$1,753	$1,465	$1,493	$1,615	$1,510	$1,859	$1,683	$1,667

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,719	$8,544	$8,940	$8,988	$8,784	$8,763	$8,312	$8,536	$8,366	$8,480	$8,765	$8,636	$8,238
Impact of FX Translation (2)	(782)	(700)	(770)	(839)	(860)	(826)	(746)	(792)	(715)	(791)	(762)	(608)	(422)
Total Revenues - Ex-FX (2)	$7,937	$7,844	$8,170	$8,149	$7,924	$7,937	$7,566	$7,744	$7,651	$7,689	$8,003	$8,028	$7,816

Total Operating Expenses - as Reported	$4,475	$4,570	$4,668	$5,078	$4,628	$4,604	$4,528	$4,656	$4,554	$4,805	$4,634	$4,671	$4,300
Impact of FX Translation (2)	(419)	(366)	(406)	(471)	(438)	(436)	(362)	(409)	(400)	(471)	(425)	(342)	(199)
Total Operating Expenses - Ex-FX (2)	$4,056	$4,204	$4,262	$4,607	$4,190	$4,168	$4,166	$4,247	$4,154	$4,334	$4,209	$4,329	$4,101

Total Provisions for LLR & PBC - as Reported	$1,278	$1,151	$1,328	$1,640	$1,464	$1,460	$1,536	$1,647	$1,463	$1,368	$1,281	$1,399	$1,368
Impact of FX Translation (2)	(141)	(112)	(137)	(159)	(172)	(175)	(186)	(165)	(170)	(206)	(171)	(148)	(96)
Total Provisions for LLR & PBC - Ex-FX (2)	$1,137	$1,039	$1,191	$1,481	$1,292	$1,285	$1,350	$1,482	$1,293	$1,162	$1,110	$1,251	$1,272

Net Income - as Reported	$2,026	$1,851	$1,964	$1,654	$1,766	$1,748	$1,460	$1,492	$1,608	$1,503	$1,852	$1,680	$1,671
Impact of FX Translation (2)	(152)	(157)	(160)	(175)	(158)	(132)	(123)	(140)	(95)	(79)	(109)	(102)	(91)
Net Income - Ex-FX (2)	$1,874	$1,694	$1,804	$1,479	$1,608	$1,616	$1,337	$1,352	$1,513	$1,424	$1,743	$1,578	$1,580

(1)        Includes both Citi-Branded Cards and Citi Retail Services.

(2)        Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2016 average exchange rates for all periods presented. Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015

Net Interest Revenue	$6,404	$6,460	$6,488	$6,352	$6,308	$6,709	$6,656	$26,107	$26,283	$26,798	$25,752
Non-Interest Revenue	1,724	1,611	1,326	1,362	1,366	1,455	1,311	9,084	8,112	7,449	6,499
Total Revenues, Net of Interest Expense	8,128	8,071	7,814	7,714	7,674	8,164	7,967	35,191	34,395	34,247	32,251
Total Operating Expenses	4,334	4,225	4,340	4,401	4,297	4,429	4,356	18,791	18,416	18,664	17,199
Net Credit Losses	1,504	1,353	1,405	1,371	1,374	1,349	1,516	7,472	6,602	6,516	5,752
Credit Reserve Build / (Release)	(98)	(102)	(45)	85	23	436	164	(2,269)	(696)	(1,123)	(395)
Provision for Unfunded Lending Commitments	(4)	1	7	1	8	(3)	(3)	—	35	(26)	4
Provision for Benefits and Claims	22	28	30	28	20	26	32	194	166	144	108
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,424	1,280	1,397	1,485	1,425	1,808	1,709	5,397	6,107	5,511	5,469
Income from Continuing Operations before Taxes	2,370	2,566	2,077	1,828	1,952	1,927	1,902	11,003	9,872	10,072	9,583
Income Taxes	795	914	757	634	667	677	677	3,501	3,390	3,405	3,369
Income from Continuing Operations	1,575	1,652	1,320	1,194	1,285	1,250	1,225	7,502	6,482	6,667	6,214
Noncontrolling Interests	5	8	1	2	1	3	1	7	16	24	10
Net Income	$1,570	$1,644	$1,319	$1,192	$1,284	$1,247	$1,224	$7,495	$6,466	$6,643	$6,204
EOP Assets (in billions of dollars)	$381	$376	$381	$384	$399	$411	$412
Average Assets (in billions of dollars)	$380	$374	$378	$377	$387	$409	$410	$378	$385	$392	$378
Return on Average Assets (ROA)	1.66%	1.74%	1.38%	1.27%	1.33%	1.21%	1.19%	1.98%	1.68%	1.69%	1.64%
Efficiency Ratio	53%	52%	56%	57%	56%	54%	55%	53%	54%	54%	53%

Net Credit Losses as a % of Average Loans	2.22%	1.99%	2.05%	2.04%	2.02%	1.87%	2.10%	2.82%	2.45%	2.33%	2.12%

Revenue by Business
Retail Banking	$3,483	$3,461	$3,227	$3,187	$3,242	$3,330	$3,157	$15,942	$14,759	$14,291	$13,654
Cards (1)	4,645	4,610	4,587	4,527	4,432	4,834	4,810	19,249	19,636	19,956	18,597
Total	$8,128	$8,071	$7,814	$7,714	$7,674	$8,164	$7,967	$35,191	$34,395	$34,247	$32,251

Net Credit Losses by Business
Retail Banking	$261	$246	$295	$221	$243	$257	$286	$931	$1,021	$1,160	$1,058
Cards (1)	1,243	1,107	1,110	1,150	1,131	1,092	1,230	6,541	5,581	5,356	4,694
Total	$1,504	$1,353	$1,405	$1,371	$1,374	$1,349	$1,516	$7,472	$6,602	$6,516	$5,752

Income from Continuing Operations by Business
Retail Banking	$517	$541	$278	$298	$472	$461	$335	$2,963	$1,882	$1,706	$1,875
Cards (1)	1,058	1,111	1,042	896	813	789	890	4,539	4,600	4,961	4,339
Total	$1,575	$1,652	$1,320	$1,194	$1,285	$1,250	$1,225	$7,502	$6,482	$6,667	$6,214

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,128	$8,071	$7,814	$7,714	$7,674	$8,164	$7,967	$35,191	$34,395	$34,247	$32,251
Impact of FX Translation (2)	(460)	(271)	(233)	(131)	(140)	(92)	—	(2,761)	(2,880)	(2,521)	(998)
Total Revenues - Ex-FX (2)	$7,668	$7,800	$7,581	$7,583	$7,534	$8,072	$7,967	$32,430	$31,515	$31,726	$31,253

Total Operating Expenses - as Reported	$4,334	$4,225	$4,340	$4,401	$4,297	$4,429	$4,356	$18,791	$18,416	$18,664	$17,199
Impact of FX Translation (2)	(211)	(121)	(108)	(61)	(72)	(51)	—	(1,479)	(1,468)	(1,437)	(463)
Total Operating Expenses - Ex-FX (2)	$4,123	$4,104	$4,232	$4,340	$4,225	$4,378	$4,356	$17,312	$16,948	$17,227	$16,736

Total Provisions for LLR & PBC - as Reported	$1,424	$1,280	$1,397	$1,485	$1,425	$1,808	$1,709	$5,397	$6,107	$5,511	$5,469
Impact of FX Translation (2)	(89)	(57)	(53)	(35)	(28)	(18)	—	(485)	(623)	(613)	(213)
Total Provisions for LLR & PBC - Ex-FX (2)	$1,335	$1,223	$1,344	$1,450	$1,397	$1,790	$1,709	$4,912	$5,484	$4,898	$5,256

Net Income - as Reported	$1,570	$1,644	$1,319	$1,192	$1,284	$1,247	$1,224	$7,495	$6,466	$6,643	$6,204
Impact of FX Translation (2)	(112)	(70)	(59)	(29)	(29)	(16)	—	(583)	(489)	(324)	(239)
Net Income - Ex-FX (2)	$1,458	$1,574	$1,260	$1,163	$1,255	$1,231	$1,224	$6,912	$5,977	$6,319	$5,965

(1)                                 Includes both Citi-Branded Cards and Citi Retail Services.

(2)                                 Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2016 average exchange rates for all periods presented. Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

Full
Year
2016

Net Interest Revenue	$26,025
Non-Interest Revenue	5,494
Total Revenues, Net of Interest Expense	31,519
Total Operating Expenses	17,483
Net Credit Losses	5,610
Credit Reserve Build / (Release)	708
Provision for Unfunded Lending Commitments	3
Provision for Benefits and Claims	106
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	6,427
Income from Continuing Operations before Taxes	7,609
Income Taxes	2,655
Income from Continuing Operations	4,954
Noncontrolling Interests	7
Net Income	$4,947
EOP Assets (in billions of dollars)
Average Assets (in billions of dollars)	$396
Return on Average Assets (ROA)	1.25%
Efficiency Ratio	55%

Net Credit Losses as a % of Average Loans	2.01%

Revenue by Business
Retail Banking	$12,916
Cards (1)	18,603
Total	$31,519

Net Credit Losses by Business
Retail Banking	$1,007
Cards (1)	4,603
Total	$5,610

Income from Continuing Operations by Business
Retail Banking	$1,566
Cards (1)	3,388
Total	$4,954

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$31,519
Impact of FX Translation (2)	—
Total Revenues - Ex-FX (2)	$31,519

Total Operating Expenses - as Reported	$17,483
Impact of FX Translation (2)	—
Total Operating Expenses - Ex-FX (2)	$17,483

Total Provisions for LLR & PBC - as Reported	$6,427
Impact of FX Translation (2)	—
Total Provisions for LLR & PBC - Ex-FX (2)	$6,427

Net Income - as Reported	$4,947
Impact of FX Translation (2)	—
Net Income - Ex-FX (2)	$4,947

(1)                                 Includes both Citi-Branded Cards and Citi Retail Services.

(2)                                 Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2016 average exchange rates for all periods presented. Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	3,496	3,435	3,429	3,403	3,326	3,324	3,283	3,259	3,150	3,047	3,028	2,888	2,786
Accounts (in millions)	55.9	57.1	57.2	57.0	57.0	57.1	56.9	56.9	56.5	56.8	56.1	55.4	55.1
Average Deposits	$280.4	$279.7	$286.2	$291.5	$294.6	$291.8	$289.5	$295.8	$296.5	$301.0	$300.2	$296.8	$296.6
Investment Sales	$20.0	$18.1	$22.1	$21.6	$25.9	$26.0	$21.7	$21.5	$25.2	$24.9	$28.1	$22.7	$25.5
Investment Assets under Management (AUMs)	$117.9	$116.1	$126.3	$128.7	$137.6	$131.6	$136.3	$141.6	$145.1	$151.7	$150.6	$147.3	$147.8
Average Loans	$128.2	$127.3	$130.0	$133.3	$135.6	$133.5	$135.3	$139.2	$140.7	$144.9	$146.2	$145.0	$141.0
EOP Loans:
Mortgages	$72.5	$71.9	$73.5	$74.7	$75.3	$72.7	$75.2	$76.9	$78.5	$80.9	$81.3	$79.4	$79.3
Commercial Banking	32.4	31.8	32.6	33.3	34.4	34.8	34.7	35.7	35.7	36.4	35.6	33.7	33.0
Personal and Other	24.0	24.2	25.7	26.3	26.7	26.2	26.4	27.5	28.4	29.2	29.0	28.3	28.4
EOP Loans	$128.9	$127.9	$131.8	$134.3	$136.4	$133.7	$136.3	$140.1	$142.6	$146.5	$145.9	$141.4	$140.7

Net Interest Revenue (in millions) (1)	$2,407	$2,358	$2,373	$2,404	$2,361	$2,319	$2,236	$2,231	$2,155	$2,247	$2,300	$2,290	$2,110
As a % of Average Loans	7.55%	7.45%	7.26%	7.17%	7.06%	6.97%	6.56%	6.36%	6.21%	6.22%	6.24%	6.27%	6.07%

Net Credit Losses (in millions)	$218	$197	$240	$276	$251	$242	$249	$279	$271	$281	$276	$332	$256
As a % of Average Loans	0.68%	0.62%	0.73%	0.82%	0.75%	0.73%	0.73%	0.80%	0.78%	0.78%	0.75%	0.91%	0.74%
Loans 90+ Days Past Due (in millions) (2)	$711	$744	$742	$742	$742	$710	$745	$840	$890	$904	$868	$736	$540
As a % of EOP Loans	0.56%	0.59%	0.57%	0.56%	0.55%	0.54%	0.55%	0.60%	0.63%	0.62%	0.60%	0.52%	0.39%
Loans 30-89 Days Past Due (in millions) (2)	$857	$878	$969	$921	$1,003	$906	$941	$893	$839	$883	$840	$794	$791
As a % of EOP Loans	0.67%	0.69%	0.74%	0.69%	0.74%	0.68%	0.70%	0.64%	0.59%	0.61%	0.58%	0.57%	0.57%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3)
EOP Open Accounts (in millions)	128.1	127.3	127.1	127.5	126.7	125.6	138.7	139.1	137.1	137.6	135.4	136.3	135.6
Purchase Sales (in billions)	$76.2	$81.3	$80.9	$87.6	$77.5	$85.0	$83.8	$92.6	$79.6	$89.2	$88.1	$94.0	$80.1

Average Loans (in billions) (4)	$137.2	$133.5	$134.0	$134.8	$133.6	$130.9	$131.7	$138.2	$137.2	$135.4	$135.5	$135.3	$132.4
EOP Loans (in billions) (4)	$135.3	$134.9	$135.2	$138.9	$131.7	$131.8	$137.7	$143.5	$135.1	$137.4	$135.7	$139.3	$129.8
Average Yield (5)	13.60%	13.42%	13.43%	13.41%	13.53%	13.34%	13.32%	13.21%	13.32%	13.37%	13.43%	13.37%	13.39%
Net Interest Revenue (6)	$4,105	$4,020	$4,177	$4,263	$4,190	$4,146	$4,287	$4,513	$4,368	$4,388	$4,533	$4,517	$4,290
As a % of Average Loans (6)	12.03%	12.11%	12.40%	12.58%	12.72%	12.70%	12.91%	12.96%	12.91%	13.00%	13.27%	13.25%	13.14%
Net Credit Losses	$1,819	$1,685	$1,546	$1,491	$1,498	$1,418	$1,321	$1,344	$1,373	$1,370	$1,320	$1,293	$1,234
As a % of Average Loans	5.33%	5.08%	4.59%	4.40%	4.55%	4.34%	3.98%	3.86%	4.06%	4.06%	3.86%	3.79%	3.78%
Net Credit Margin (7)	$2,918	$2,962	$3,303	$3,457	$3,302	$3,349	$3,573	$3,770	$3,519	$3,554	$3,784	$3,702	$3,511
As a % of Average Loans (7)	8.55%	8.92%	9.81%	10.20%	10.02%	10.26%	10.76%	10.82%	10.40%	10.53%	11.08%	10.86%	10.75%
Loans 90+ Days Past Due	$2,221	$1,948	$1,888	$1,946	$1,830	$1,649	$1,683	$1,878	$1,784	$1,657	$1,640	$1,708	$1,592
As a % of EOP Loans	1.64%	1.44%	1.40%	1.40%	1.39%	1.25%	1.22%	1.31%	1.32%	1.21%	1.21%	1.23%	1.23%
Loans 30-89 Days Past Due	$2,370	$2,094	$2,102	$2,109	$1,910	$1,716	$1,943	$2,023	$1,866	$1,794	$1,849	$1,792	$1,623
As a % of EOP Loans	1.75%	1.55%	1.55%	1.52%	1.45%	1.30%	1.41%	1.41%	1.38%	1.31%	1.36%	1.29%	1.25%

(1)       Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)       The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See footnote 2 on page 9.

(3)       On June 17, 2016, Citi completed the acquisition of the $10.6 billion Costco U.S. co-brand credit card portfolio.

(4)       Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)       Average yield is gross interest revenue earned divided by average loans.

(6)       Net interest revenue includes certain fees that are recorded as interest revenue.

(7)       Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 2

								4Q16 Increase/
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2015	2015	2016	2016	2016	2016	3Q16	4Q15

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,774	2,764	2,754	2,670	2,650	2,648	2,618	(1)%	(5)%
Accounts (in millions)	55.2	56.1	56.1	56.0	56.2	56.2	54.4	(3)%	(3)%
Average Deposits	$296.5	$293.5	$293.8	$293.9	$297.4	$301.2	$301.1	—	2%
Investment Sales	$25.5	$19.7	$17.3	$16.4	$18.8	$19.5	$18.6	(5)%	8%
Investment Assets under Management (AUMs)	$148.5	$138.9	$140.3	$139.8	$139.9	$140.9	$137.5	(2)%	(2)%
Average Loans	$142.4	$139.8	$140.8	$139.6	$141.1	$142.0	$138.1	(3)%	(2)%
EOP Loans:
Mortgages	$80.1	$79.0	$80.2	$82.2	$81.6	$81.4	$79.4	(2)%	(1)%
Commercial Banking	33.4	32.0	31.9	32.2	32.6	33.2	32.0	(4)%	—
Personal and Other	28.9	28.1	28.2	27.6	27.2	27.0	24.9	(8)%	(12)%
EOP Loans	$142.4	$139.1	$140.3	$142.0	$141.4	$141.6	$136.3	(4)%	(3)%

Net Interest Revenue (in millions) (1)	$2,168	$2,152	$2,165	$2,165	$2,154	$2,191	$2,129	(3)%	(2)%
As a % of Average Loans	6.11%	6.11%	6.10%	6.24%	6.14%	6.14%	6.13%

Net Credit Losses (in millions)	$261	$246	$295	$221	$243	$257	$286	11%	(3)%
As a % of Average Loans	0.74%	0.70%	0.83%	0.64%	0.69%	0.72%	0.82%
Loans 90+ Days Past Due (in millions) (2)	$567	$529	$523	$498	$515	$579	$474	(18)%	(9)%
As a % of EOP Loans	0.40%	0.38%	0.38%	0.35%	0.37%	0.41%	0.35%
Loans 30-89 Days Past Due (in millions) (2)	$746	$764	$739	$793	$735	$722	$726	1%	(2)%
As a % of EOP Loans	0.53%	0.55%	0.53%	0.56%	0.52%	0.51%	0.54%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3)
EOP Open Accounts (in millions)	135.9	135.6	135.9	134.1	143.0	143.0	142.7	—	5%
Purchase Sales (in billions)	$89.7	$88.6	$96.2	$84.6	$95.7	$115.3	$125.1	8%	30%

Average Loans (in billions) (4)	$129.9	$129.7	$131.5	$131.3	$131.9	$145.5	$149.3	3%	14%
EOP Loans (in billions) (4)	$131.7	$130.3	$136.3	$130.3	$143.4	$147.8	$155.6	5%	14%
Average Yield (5)	13.33%	13.25%	13.09%	13.21%	13.05%	12.76%	12.54%
Net Interest Revenue (6)	$4,236	$4,308	$4,323	$4,187	$4,154	$4,518	$4,527	—	5%
As a % of Average Loans (6)	13.08%	13.18%	13.04%	12.83%	12.67%	12.35%	12.06%
Net Credit Losses	$1,243	$1,107	$1,110	$1,150	$1,131	$1,092	$1,230	13%	11%
As a % of Average Loans	3.84%	3.39%	3.35%	3.52%	3.45%	2.99%	3.28%
Net Credit Margin (7)	$3,393	$3,493	$3,468	$3,368	$3,292	$3,734	$3,572	(4)%	3%
As a % of Average Loans (7)	10.48%	10.68%	10.46%	10.32%	10.04%	10.21%	9.52%
Loans 90+ Days Past Due	$1,453	$1,452	$1,596	$1,524	$1,450	$1,587	$1,819	15%	14%
As a % of EOP Loans	1.10%	1.11%	1.17%	1.17%	1.01%	1.07%	1.17%
Loans 30-89 Days Past Due	$1,544	$1,663	$1,679	$1,567	$1,583	$1,831	$1,814	(1)%	8%
As a % of EOP Loans	1.17%	1.28%	1.23%	1.20%	1.10%	1.24%	1.17%

(1)               Also includes net interest revenue related to the international regions' deposit balances in excess of the average loan portfolio.

(2)               The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See footnote 2 on page 9.

(3)               On June 17, 2016, Citi completed the acquisition of the $10.6 billion Costco U.S. co-brand credit card portfolio.

(4)               Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)               Average yield is gross interest revenue earned divided by average loans.

(6)               Net interest revenue includes certain fees that are recorded as interest revenue.

(7)               Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Net Interest Revenue	$4,148	$4,052	$4,196	$4,253	$4,188	$4,102	$4,173	$4,340	$4,217	$4,241	$4,395	$4,475	$4,285
Non-Interest Revenue	1,105	1,134	1,258	1,146	999	1,028	640	605	639	615	675	690	723
Total Revenues, Net of Interest Expense	5,253	5,186	5,454	5,399	5,187	5,130	4,813	4,945	4,856	4,856	5,070	5,165	5,008
Total Operating Expenses	2,459	2,576	2,591	2,799	2,549	2,508	2,475	2,535	2,484	2,394	2,459	2,555	2,338
Net Credit Losses	1,629	1,509	1,351	1,266	1,257	1,189	1,084	1,108	1,102	1,073	1,018	1,013	961
Credit Reserve Build / (Release)	(842)	(813)	(518)	(216)	(371)	(351)	(228)	(88)	(270)	(398)	(340)	(233)	(100)
Provision for Unfunded Lending Commitments	—	—	1	(1)	—	—	3	2	2	—	—	(12)	1
Provision for Benefits and Claims	14	18	18	18	14	12	18	16	6	11	12	11	10
Provisions for Loan Losses and for Benefits and Claims	801	714	852	1,067	900	850	877	1,038	840	686	690	779	872
Income from Continuing Operations before Taxes	1,993	1,896	2,011	1,533	1,738	1,772	1,461	1,372	1,532	1,776	1,921	1,831	1,798
Income Taxes	715	746	758	582	653	679	554	492	497	682	716	673	677
Income from Continuing Operations	1,278	1,150	1,253	951	1,085	1,093	907	880	1,035	1,094	1,205	1,158	1,121
Noncontrolling Interests	—	—	(1)	—	1	—	1	—	—	—	1	—	1
Net Income	$1,278	$1,150	$1,254	$951	$1,084	$1,093	$906	$880	$1,035	$1,094	$1,204	$1,158	$1,120
Average Assets (in billions)	$200	$201	$204	$204	$202	$201	$203	$211	$209	$210	$213	$214	$208
Return on Average Assets	2.57%	2.30%	2.45%	1.85%	2.18%	2.18%	1.77%	1.65%	2.01%	2.09%	2.24%	2.15%	2.18%
Efficiency Ratio	47%	50%	48%	52%	49%	49%	51%	51%	51%	49%	49%	49%	47%

Net Credit Losses as a % of Average Loans	4.32%	4.07%	3.60%	3.35%	3.41%	3.28%	2.88%	2.82%	2.86%	2.79%	2.58%	2.54%	2.50%

Revenue by Business
Retail Banking	$1,714	$1,732	$1,824	$1,751	$1,648	$1,667	$1,196	$1,155	$1,210	$1,246	$1,306	$1,433	$1,371
Citi-Branded Cards	2,048	1,990	2,089	2,115	2,028	1,980	2,089	2,123	2,021	2,029	2,118	2,122	2,002
Citi Retail Services	1,491	1,464	1,541	1,533	1,511	1,483	1,528	1,667	1,625	1,581	1,646	1,610	1,635
Total	$5,253	$5,186	$5,454	$5,399	$5,187	$5,130	$4,813	$4,945	$4,856	$4,856	$5,070	$5,165	$5,008

Net Credit Losses by Business
Retail Banking	$62	$60	$72	$52	$57	$43	$39	$49	$34	$38	$35	$36	$36
Citi-Branded Cards	902	840	745	700	692	665	610	588	587	570	526	514	492
Citi Retail Services	665	609	534	514	508	481	435	471	481	465	457	463	433
Total	$1,629	$1,509	$1,351	$1,266	$1,257	$1,189	$1,084	$1,108	$1,102	$1,073	$1,018	$1,013	$961

Income from Continuing Operations by Business
Retail Banking	$329	$327	$332	$215	$224	$267	$(24)	$(4)	$35	$110	$129	$161	$183
Citi-Branded Cards	584	405	547	453	431	439	548	527	564	555	636	636	535
Citi Retail Services	365	418	374	283	430	387	383	357	436	429	440	361	403
Total	$1,278	$1,150	$1,253	$951	$1,085	$1,093	$907	$880	$1,035	$1,094	$1,205	$1,158	$1,121

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015

Net Interest Revenue	$4,266	$4,403	$4,455	$4,398	$4,331	$4,696	$4,706	$16,649	$16,803	$17,328	$17,409
Non-Interest Revenue	582	437	364	432	378	465	353	4,643	3,272	2,619	2,106
Total Revenues, Net of Interest Expense	4,848	4,840	4,819	4,830	4,709	5,161	5,059	21,292	20,075	19,947	19,515
Total Operating Expenses	2,315	2,315	2,401	2,500	2,426	2,595	2,537	10,425	10,067	9,892	9,369
Net Credit Losses	999	877	914	933	954	927	1,105	5,755	4,638	4,206	3,751
Credit Reserve Build / (Release)	(109)	(60)	(70)	79	49	408	117	(2,389)	(1,038)	(1,241)	(339)
Provision for Unfunded Lending Commitments	—	—	7	—	7	—	(1)	—	5	(10)	8
Provision for Benefits and Claims	10	11	8	9	8	8	9	68	60	40	39
Provisions for Loan Losses and for Benefits and Claims	900	828	859	1,021	1,018	1,343	1,230	3,434	3,665	2,995	3,459
Income from Continuing Operations before Taxes	1,633	1,697	1,559	1,309	1,265	1,223	1,292	7,433	6,343	7,060	6,687
Income Taxes	577	648	597	476	450	443	482	2,801	2,378	2,568	2,499
Income from Continuing Operations	1,056	1,049	962	833	815	780	810	4,632	3,965	4,492	4,188
Noncontrolling Interests	—	1	1	—	(1)	—	(1)	(1)	2	1	3
Net Income	$1,056	$1,048	$961	$833	$816	$780	$811	$4,633	$3,963	$4,491	$4,185
Average Assets (in billions)	$207	$208	$209	$211	$218	$238	$244	$202	$204	$212	$208
Return on Average Assets	2.05%	2.00%	1.82%	1.59%	1.51%	1.30%	1.32%	2.29%	1.94%	2.12%	2.01%
Efficiency Ratio	48%	48%	50%	52%	52%	50%	50%	49%	50%	50%	48%

Net Credit Losses as a % of Average Loans	2.58%	2.21%	2.26%	2.32%	2.34%	2.07%	2.42%	3.83%	3.09%	2.69%	2.39%

Revenue by Business
Retail Banking	$1,340	$1,305	$1,296	$1,290	$1,313	$1,356	$1,263	$7,021	$5,666	$5,195	$5,312
Citi-Branded Cards	1,927	1,922	1,930	1,860	1,886	2,191	2,213	8,242	8,220	8,290	7,781
Citi Retail Services	1,581	1,613	1,593	1,680	1,510	1,614	1,583	6,029	6,189	6,462	6,422
Total	$4,848	$4,840	$4,819	$4,830	$4,709	$5,161	$5,059	$21,292	$20,075	$19,947	$19,515

Net Credit Losses by Business
Retail Banking	$39	$33	$42	$25	$45	$52	$83	$246	$188	$143	$150
Citi-Branded Cards	503	443	454	455	467	448	539	3,187	2,555	2,197	1,892
Citi Retail Services	457	401	418	453	442	427	483	2,322	1,895	1,866	1,709
Total	$999	$877	$914	$933	$954	$927	$1,105	$5,755	$4,638	$4,206	$3,751

Income from Continuing Operations by Business
Retail Banking	$183	$137	$113	$89	$172	$187	$85	$1,203	$463	$435	$616
Citi-Branded Cards	495	517	510	353	320	322	446	1,989	1,945	2,391	2,057
Citi Retail Services	378	395	339	391	323	271	279	1,440	1,557	1,666	1,515
Total	$1,056	$1,049	$962	$833	$815	$780	$810	$4,632	$3,965	$4,492	$4,188

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

Full
Year
2016

Net Interest Revenue	$18,131
Non-Interest Revenue	1,628
Total Revenues, Net of Interest Expense	19,759
Total Operating Expenses	10,058
Net Credit Losses	3,919
Credit Reserve Build / (Release)	653
Provision for Unfunded Lending Commitments	6
Provision for Benefits and Claims	34
Provisions for Loan Losses and for Benefits and Claims	4,612
Income from Continuing Operations before Taxes	5,089
Income Taxes	1,851
Income from Continuing Operations	3,238
Noncontrolling Interests	(2)
Net Income	$3,240
Average Assets (in billions)	$228
Return on Average Assets	1.42%
Efficiency Ratio	51%

Net Credit Losses as a % of Average Loans	2.29%

Revenue by Business
Retail Banking	$5,222
Citi-Branded Cards	8,150
Citi Retail Services	6,387
Total	$19,759

Net Credit Losses by Business
Retail Banking	$205
Citi-Branded Cards	1,909
Citi Retail Services	1,805
Total	$3,919

Income from Continuing Operations by Business
Retail Banking	$533
Citi-Branded Cards	1,441
Citi Retail Services	1,264
Total	$3,238

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,020	1,015	1,017	999	981	983	983	983	962	912	895	849	788
Accounts (in millions)	12.7	12.7	12.6	12.5	12.4	12.1	12.2	12.2	12.3	12.1	12.1	11.8	11.5
Average Deposits	$157.2	$159.6	$162.5	$168.1	$172.2	$173.8	$175.2	$177.4	$179.3	$179.9	$179.3	$179.4	$180.4
Investment Sales	$3.8	$4.1	$4.6	$4.6	$5.8	$5.8	$4.9	$5.2	$5.7	$5.6	$5.5	$6.0	$6.3
Investment AUMs	$41.6	$39.4	$40.9	$41.2	$43.1	$42.6	$44.1	$46.2	$47.1	$48.9	$48.9	$49.4	$50.6

Average Loans	$40.5	$41.1	$41.3	$42.2	$43.3	$41.1	$43.0	$44.0	$45.0	$45.7	$47.3	$48.6	$47.8

EOP Loans:
Mortgages	$32.6	$32.6	$33.0	$33.7	$33.9	$32.2	$33.6	$34.3	$35.1	$36.4	$37.6	$36.7	$37.8
Commercial Banking	6.9	7.2	7.4	7.9	8.2	8.4	8.5	8.7	8.7	8.5	8.6	8.6	8.5
Personal and Other	1.1	1.1	1.1	1.1	1.1	1.2	1.2	1.3	1.4	1.5	1.6	1.8	1.8
Total EOP Loans	$40.6	$40.9	$41.5	$42.7	$43.2	$41.8	$43.3	$44.3	$45.2	$46.4	$47.8	$47.1	$48.1

Mortgage Originations (1)	$14.3	$12.9	$14.5	$16.8	$18.0	$17.2	$14.5	$8.3	$5.2	$6.2	$7.1	$6.7	$7.0

Third Party Mortgage Servicing Portfolio (EOP)	$196.7	$190.8	$184.9	$177.2	$175.8	$177.9	$180.3	$180.6	$178.8	$175.9	$173.0	$171.9	$168.2

Net Servicing & Gain/(Loss) on Sale (in millions)	$532.6	$637.0	$684.2	$614.5	$561.6	$588.5	$167.0	$142.9	$127.7	$133.9	$132.4	$255.6	$168.7

Saleable Mortgage Rate Locks	$12.1	$11.5	$15.8	$12.7	$14.3	$13.0	$7.1	$4.5	$3.6	$4.2	$4.4	$3.8	$4.4

Net Interest Revenue on Loans (in millions)	$190	$197	$210	$239	$243	$242	$232	$234	$244	$261	$271	$294	$262
As a % of Avg. Loans	1.89%	1.93%	2.02%	2.25%	2.28%	2.36%	2.14%	2.11%	2.20%	2.29%	2.27%	2.40%	2.22%

Net Credit Losses (in millions)	$62	$60	$72	$52	$57	$43	$39	$49	$34	$38	$35	$36	$36
As a % of Avg. Loans	0.62%	0.59%	0.69%	0.49%	0.53%	0.42%	0.36%	0.44%	0.31%	0.33%	0.29%	0.29%	0.31%

Loans 90+ Days Past Due (in millions) (2)	$260	$294	$291	$280	$282	$285	$277	$257	$243	$227	$229	$225	$123
As a % of EOP Loans	0.66%	0.74%	0.72%	0.68%	0.68%	0.70%	0.66%	0.60%	0.55%	0.50%	0.49%	0.49%	0.26%
Loans 30-89 Days Past Due (in millions) (2)	$183	$215	$230	$223	$226	$217	$209	$205	$177	$203	$213	$212	$203
As a % of EOP Loans	0.47%	0.54%	0.57%	0.54%	0.54%	0.54%	0.50%	0.48%	0.40%	0.45%	0.46%	0.46%	0.43%

(1)         Originations of residential first mortgages.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $491 million and ($1.1 billion), $456 million and ($1.1 billion), $408 million and ($0.9 billion), $305 million and ($0.7 billion), and $327 million and ($0.7 billion), as of December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $87 million and ($1.1 billion), $86 million and ($1.1 billion), $91 million and ($0.9 billion), $58 million and ($0.7 billion), and $70 million and ($0.7 billion), as of December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2015	2015	2015	2016	2016	2016	2016

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	779	779	780	729	729	727	723
Accounts (in millions)	11.3	11.2	11.0	10.9	10.8	10.6	10.5
Average Deposits	$179.9	$181.4	$181.2	$180.6	$182.1	$183.9	$186.0
Investment Sales	$5.9	$4.9	$4.6	$4.8	$5.5	$5.2	$5.3
Investment AUMs	$50.6	$47.9	$48.9	$49.4	$51.4	$53.1	$52.8

Average Loans	$49.3	$50.3	$51.8	$52.9	$54.4	$55.0	$55.0

EOP Loans:
Mortgages	$38.9	$40.6	$41.9	$42.9	$43.9	$44.0	$44.2
Commercial Banking	8.5	8.4	8.3	8.6	8.8	8.8	9.0
Personal and Other	1.8	2.0	2.0	2.0	2.1	2.0	2.1
Total EOP Loans	$49.2	$51.0	$52.2	$53.5	$54.8	$54.8	$55.3
Mortgage Originations (1)	$8.8	$7.5	$6.2	$5.5	$6.4	$6.5	$5.6

Third Party Mortgage Servicing Portfolio (EOP)	$165.0	$162.6	$159.5	$155.9	$151.8	$147.6	$143.2

Net Servicing & Gain/(Loss) on Sale (in millions)	$179.4	$107.2	$110.6	$97.6	$90.9	$141.9	$102.8

Saleable Mortgage Rate Locks	$5.0	$3.9	$3.2	$3.0	$4.0	$3.9	$2.6

Net Interest Revenue on Loans (in millions)	$266	$262	$271	$276	$268	$267	$270
As a % of Avg. Loans	2.16%	2.07%	2.08%	2.10%	1.98%	1.93%	1.95%

Net Credit Losses (in millions)	$39	$33	$42	$25	$45	$52	$83
As a % of Avg. Loans	0.32%	0.26%	0.32%	0.19%	0.33%	0.38%	0.60%

Loans 90+ Days Past Due (in millions) (2)	$150	$138	$165	$152	$180	$256	$181
As a % of EOP Loans	0.31%	0.28%	0.32%	0.29%	0.33%	0.47%	0.33%
Loans 30-89 Days Past Due (in millions) (2)	$176	$198	$221	$198	$192	$198	$214
As a % of EOP Loans	0.36%	0.40%	0.43%	0.38%	0.36%	0.37%	0.39%

(1)         Originations of residential first mortgages.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $491 million and ($1.1 billion), $456 million and ($1.1 billion), $408 million and ($0.9 billion), $305 million and ($0.7 billion), and $327 million and ($0.7 billion), as of December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $87 million and ($1.1 billion), $86 million and ($1.1 billion), $91 million and ($0.9 billion), $58 million and ($0.7 billion), and $70 million and ($0.7 billion), as of December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1) (2)
EOP Open Accounts (in millions)	22.7	22.9	23.1	23.2	23.4	23.6	23.8	23.9	24.0	24.1	23.5	23.6	23.7
Purchase Sales (in billions)	$38.2	$40.8	$40.3	$41.6	$38.2	$41.9	$41.7	$43.4	$39.6	$43.9	$43.3	$45.1	$40.9

Average Loans (in billions) (1)	$73.5	$71.7	$71.5	$71.1	$69.7	$68.4	$68.4	$68.2	$67.5	$66.4	$66.1	$65.7	$64.1

EOP Loans (in billions) (1)	$72.7	$72.7	$72.2	$72.9	$69.2	$69.3	$68.8	$70.5	$66.8	$67.3	$66.5	$67.5	$63.5

Average Yield (3)	10.19%	9.96%	9.94%	10.02%	10.23%	10.11%	10.22%	10.33%	10.39%	10.31%	10.38%	10.35%	10.48%
Net Interest Revenue (4)	$1,670	$1,609	$1,664	$1,687	$1,649	$1,645	$1,690	$1,708	$1,649	$1,635	$1,681	$1,679	$1,600
As a % of Avg. Loans (4)	9.14%	9.03%	9.26%	9.44%	9.59%	9.65%	9.80%	9.94%	9.91%	9.88%	10.09%	10.14%	10.12%
Net Credit Losses	$902	$840	$745	$700	$692	$665	$610	$588	$587	$570	$526	$514	$492
As a % of Average Loans	4.94%	4.71%	4.15%	3.92%	4.03%	3.90%	3.54%	3.42%	3.53%	3.44%	3.16%	3.10%	3.11%
Net Credit Margin (5)	$1,142	$1,144	$1,337	$1,407	$1,331	$1,312	$1,472	$1,529	$1,429	$1,454	$1,588	$1,605	$1,506
As a % of Avg. Loans (5)	6.25%	6.42%	7.44%	7.87%	7.74%	7.69%	8.54%	8.89%	8.59%	8.78%	9.53%	9.69%	9.53%
Loans 90+ Days Past Due	$982	$830	$760	$786	$732	$663	$628	$681	$648	$583	$559	$593	$569
As a % of EOP Loans	1.35%	1.14%	1.05%	1.08%	1.06%	0.96%	0.91%	0.97%	0.97%	0.87%	0.84%	0.88%	0.90%
Loans 30-89 Days Past Due	$887	$744	$744	$771	$679	$588	$650	$661	$599	$540	$566	$568	$497
As a % of EOP Loans	1.22%	1.02%	1.03%	1.06%	0.98%	0.85%	0.94%	0.94%	0.90%	0.80%	0.85%	0.84%	0.78%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	82.7	81.6	80.9	80.6	79.4	77.7	91.2	91.6	89.7	90.3	88.6	89.5	88.7
Purchase Sales (in billions)	$15.5	$18.1	$17.5	$20.4	$15.3	$18.3	$18.1	$23.3	$16.7	$20.4	$19.7	$23.5	$16.5

Average Loans (in billions) (1)	$37.6	$36.5	$36.5	$37.0	$36.7	$35.8	$37.8	$43.6	$43.6	$42.4	$42.9	$43.9	$43.9

EOP Loans (in billions) (1)	$36.7	$36.6	$36.6	$38.6	$35.4	$36.0	$43.0	$46.3	$42.3	$43.1	$43.0	$46.5	$42.4

Average Yield (3)	18.19%	18.14%	18.26%	18.04%	18.28%	17.89%	17.33%	16.34%	16.63%	16.89%	16.89%	16.80%	16.96%
Net Interest Revenue (4)	$1,566	$1,543	$1,634	$1,660	$1,652	$1,587	$1,682	$1,860	$1,819	$1,810	$1,884	$1,923	$1,883
As a % of Avg. Loans (4)	16.75%	17.00%	17.81%	17.85%	18.26%	17.78%	17.65%	16.93%	16.92%	17.12%	17.42%	17.38%	17.40%
Net Credit Losses	$665	$609	$534	$514	$508	$481	$435	$471	$481	$465	$457	$463	$433
As a % of Average Loans	7.11%	6.71%	5.82%	5.53%	5.61%	5.39%	4.57%	4.29%	4.47%	4.40%	4.23%	4.18%	4.00%
Net Credit Margin (5)	$816	$842	$997	$1,009	$994	$993	$1,082	$1,185	$1,141	$1,111	$1,181	$1,139	$1,196
As a % of Avg. Loans (5)	8.73%	9.28%	10.87%	10.85%	10.98%	11.13%	11.36%	10.78%	10.61%	10.51%	10.92%	10.29%	11.05%
Loans 90+ Days Past Due	$845	$721	$716	$721	$651	$556	$650	$771	$689	$606	$630	$678	$629
As a % of EOP Loans	2.30%	1.97%	1.96%	1.87%	1.84%	1.54%	1.51%	1.67%	1.63%	1.41%	1.47%	1.46%	1.48%
Loans 30-89 Days Past Due	$995	$852	$823	$789	$685	$615	$798	$830	$725	$683	$729	$748	$673
As a % of EOP Loans	2.71%	2.33%	2.25%	2.04%	1.94%	1.71%	1.86%	1.79%	1.71%	1.58%	1.70%	1.61%	1.59%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	See footnote 3 on page 8.
(3)	Average yield is calculated as gross interest revenue earned divided by average loans.
(4)	Net interest revenue includes certain fees that are recorded as interest revenue.
(5)	Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2015	2015	2015	2016	2016	2016	2016
Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1) (2)

EOP Open Accounts (in millions)	23.2	23.3	23.5	23.8	31.8	32.5	32.9
Purchase Sales (in billions)	$46.1	$46.6	$49.0	$45.9	$53.1	$73.1	$78.5

Average Loans (in billions) (1)	$63.2	$63.9	$64.6	$64.7	$66.7	$79.2	$82.1

EOP Loans (in billions) (1)	$64.5	$64.8	$67.2	$64.9	$77.5	$81.3	$86.0

Average Yield (3)	10.39%	10.28%	10.31%	10.38%	10.04%	9.90%	9.60%
Net Interest Revenue (4)	$1,576	$1,610	$1,626	$1,592	$1,591	$1,863	$1,867
As a % of Avg. Loans (4)	10.00%	10.00%	9.99%	9.90%	9.59%	9.36%	9.05%
Net Credit Losses	$503	$443	$454	$455	$467	$448	$539
As a % of Average Loans	3.19%	2.75%	2.79%	2.83%	2.82%	2.25%	2.61%
Net Credit Margin (5)	$1,420	$1,475	$1,474	$1,401	$1,415	$1,740	$1,670
As a % of Avg. Loans (5)	9.01%	9.16%	9.05%	8.71%	8.53%	8.74%	8.09%
Loans 90+ Days Past Due	$495	$491	$538	$530	$510	$607	$748
As a % of EOP Loans	0.77%	0.76%	0.80%	0.82%	0.66%	0.75%	0.87%
Loans 30-89 Days Past Due	$462	$504	$523	$492	$550	$710	$688
As a % of EOP Loans	0.72%	0.78%	0.78%	0.76%	0.71%	0.87%	0.80%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	89.5	89.5	89.9	88.1	88.9	88.3	87.7
Purchase Sales (in billions)	$20.2	$19.8	$23.5	$16.9	$20.1	$19.7	$23.2

Average Loans (in billions) (1)	$42.6	$43.1	$44.1	$44.0	$42.7	$43.6	$44.9

EOP Loans (in billions) (1)	$43.2	$43.1	$46.1	$42.5	$43.3	$43.9	$47.3

Average Yield (3)	17.00%	16.94%	16.49%	16.92%	17.01%	17.06%	16.92%
Net Interest Revenue (4)	$1,842	$1,922	$1,937	$1,891	$1,834	$1,923	$1,947
As a % of Avg. Loans (4)	17.34%	17.69%	17.43%	17.29%	17.27%	17.55%	17.25%
Net Credit Losses	$457	$401	$418	$453	$442	$427	$483
As a % of Average Loans	4.30%	3.69%	3.76%	4.14%	4.16%	3.90%	4.28%
Net Credit Margin (5)	$1,119	$1,206	$1,168	$1,222	$1,063	$1,182	$1,096
As a % of Avg. Loans (5)	10.54%	11.10%	10.51%	11.17%	10.01%	10.79%	9.71%
Loans 90+ Days Past Due	$567	$621	$705	$665	$619	$664	$761
As a % of EOP Loans	1.31%	1.44%	1.53%	1.56%	1.43%	1.51%	1.61%
Loans 30-89 Days Past Due	$652	$758	$773	$688	$669	$750	$777
As a % of EOP Loans	1.51%	1.76%	1.68%	1.62%	1.55%	1.71%	1.64%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	See footnote 3 on page 8.
(3)	Average yield is calculated as gross interest revenue earned divided by average loans.
(4)	Net interest revenue includes certain fees that are recorded as interest revenue.
(5)	Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Net Interest Revenue	$981	$983	$1,021	$1,068	$1,056	$1,090	$1,110	$1,133	$1,076	$1,123	$1,174	$1,128	$981
Non-Interest Revenue	470	412	459	495	533	527	476	556	488	503	513	504	439
Total Revenues, Net of Interest Expense (1)	1,451	1,395	1,480	1,563	1,589	1,617	1,586	1,689	1,564	1,626	1,687	1,632	1,420
Total Operating Expenses	741	742	801	880	817	870	850	872	859	912	899	901	795
Net Credit Losses	212	195	227	276	289	299	295	319	346	366	380	423	356
Credit Reserve Build / (Release)	59	74	27	11	19	86	161	54	45	106	9	(32)	(8)
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	(1)	—	—	1	(1)	—	(3)
Provision for Benefits and Claims	34	21	36	35	39	22	21	24	34	15	26	29	18
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	305	290	290	322	347	407	476	397	425	488	414	420	363
Income from Continuing Operations before Taxes	405	363	389	361	425	340	260	420	280	226	374	311	262
Income Taxes	100	81	93	(24)	106	70	49	105	59	20	90	68	55
Income from Continuing Operations	305	282	296	385	319	270	211	315	221	206	284	243	207
Noncontrolling Interests	—	(3)	1	—	1	—	1	1	2	2	2	—	—
Net Income	$305	$285	$295	$385	$318	$270	$210	$314	$219	$204	$282	$243	$207
Average Assets (in billions of dollars)	$61	$59	$61	$63	$67	$64	$63	$64	$64	$63	$62	$59	$56
Return on Average Assets	2.01%	1.94%	1.92%	2.43%	1.92%	1.69%	1.32%	1.95%	1.39%	1.30%	1.80%	1.63%	1.50%
Efficiency Ratio	51%	53%	54%	56%	51%	54%	54%	52%	55%	56%	53%	55%	56%

Net Credit Losses as a % of Average Loans	3.37%	3.18%	3.42%	3.96%	3.99%	4.00%	3.95%	4.15%	4.66%	4.77%	4.98%	5.75%	5.31%

Revenue by Business
Retail Banking	$1,020	$975	$1,038	$1,070	$1,105	$1,106	$1,068	$1,136	$1,056	$1,086	$1,116	$1,070	$960
Citi-Branded Cards	431	420	442	493	484	511	518	553	508	540	571	562	460
Total	$1,451	$1,395	$1,480	$1,563	$1,589	$1,617	$1,586	$1,689	$1,564	$1,626	$1,687	$1,632	$1,420

Net Credit Losses by Business
Retail Banking	$94	$82	$100	$139	$137	$144	$140	$151	$155	$160	$164	$220	$150
Citi-Branded Cards	118	113	127	137	152	155	155	168	191	206	216	203	206
Total	$212	$195	$227	$276	$289	$299	$295	$319	$346	$366	$380	$423	$356

Income from Continuing Operations by Business
Retail Banking	$207	$195	$210	$256	$225	$165	$112	$204	$147	$160	$172	$129	$135
Citi-Branded Cards	98	87	86	129	94	105	99	111	74	46	112	114	72
Total	$305	$282	$296	$385	$319	$270	$211	$315	$221	$206	$284	$243	$207

FX Translation Impact:
Total Revenue - as Reported (1)	$1,451	$1,395	$1,480	$1,563	$1,589	$1,617	$1,586	$1,689	$1,564	$1,626	$1,687	$1,632	$1,420
Impact of FX Translation (2)	(492)	(442)	(495)	(536)	(575)	(575)	(537)	(570)	(520)	(560)	(550)	(478)	(342)
Total Revenues - Ex-FX (1) (2)	$959	$953	$985	$1,027	$1,014	$1,042	$1,049	$1,119	$1,044	$1,066	$1,137	$1,154	$1,078

Total Operating Expenses - as Reported	$741	$742	$801	$880	$817	$870	$850	$872	$859	$912	$899	$901	$795
Impact of FX Translation (2)	(230)	(210)	(241)	(269)	(262)	(285)	(226)	(258)	(258)	(279)	(268)	(238)	(143)
Total Operating Expenses - Ex-FX (2)	$511	$532	$560	$611	$555	$585	$624	$614	$601	$633	$631	$663	$652

Provisions for LLR & PBC - as Reported	$305	$290	$290	$322	$347	$407	$476	$397	$425	$488	$414	$420	$363
Impact of FX Translation (2)	(108)	(93)	(99)	(113)	(127)	(149)	(164)	(138)	(144)	(171)	(140)	(125)	(88)
Provisions for LLR & PBC - Ex-FX (2)	$197	$197	$191	$209	$220	$258	$312	$259	$281	$317	$274	$295	$275

Net Income - as Reported	$305	$285	$295	$385	$318	$270	$210	$314	$219	$204	$282	$243	$207
Impact of FX Translation (2)	(110)	(106)	(112)	(151)	(134)	(106)	(107)	(122)	(87)	(88)	(102)	(85)	(87)
Net Income - Ex-FX (2)	$195	$179	$183	$234	$184	$164	$103	$192	$132	$116	$180	$158	$120

(1)	Revenues in the full year 2015 include an approximate $180 million ($160 million ex-FX) gain related to the sale of the Mexico merchant acquiring business in the third quarter of 2015.
(2)

Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2016 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015

Net Interest Revenue	$982	$950	$936	$853	$861	$877	$840	$4,053	$4,389	$4,501	$3,849
Non-Interest Revenue	438	583	413	376	375	368	372	1,836	2,092	2,008	1,873
Total Revenues, Net of Interest Expense (1)	1,420	1,533	1,349	1,229	1,236	1,245	1,212	5,889	6,481	6,509	5,722
Total Operating Expenses	843	792	821	718	725	707	688	3,164	3,409	3,571	3,251
Net Credit Losses	316	301	307	278	260	254	248	910	1,202	1,515	1,280
Credit Reserve Build / (Release)	19	19	3	17	(2)	32	36	171	320	128	33
Provision for Unfunded Lending Commitments	—	1	—	1	1	—	(1)	—	(1)	—	(2)
Provision for Benefits and Claims	12	17	22	19	12	18	23	126	106	104	69
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	347	338	332	315	271	304	306	1,207	1,627	1,747	1,380
Income from Continuing Operations before Taxes	230	403	196	196	240	234	218	1,518	1,445	1,191	1,091
Income Taxes	49	106	55	50	67	74	64	250	330	237	265
Income from Continuing Operations	181	297	141	146	173	160	154	1,268	1,115	954	826
Noncontrolling Interests	2	1	—	1	1	2	1	(2)	3	6	3
Net Income	$179	$296	$141	$145	$172	$158	$153	$1,270	$1,112	$948	$823
Average Assets (in billions of dollars)	$54	$50	$52	$50	$50	$50	$46	$61	$65	$62	$53
Return on Average Assets	1.33%	2.35%	1.08%	1.17%	1.38%	1.26%	1.32%	2.08%	1.71%	1.53%	1.55%
Efficiency Ratio	59%	52%	61%	58%	59%	57%	57%	54%	53%	55%	57%

Net Credit Losses as a % of Average Loans	4.71%	4.70%	4.78%	4.58%	4.30%	4.18%	4.20%	3.50%	4.02%	5.02%	4.87%

Revenue by Business
Retail Banking	$963	$1,088	$922	$856	$853	$881	$857	$4,103	$4,415	$4,328	$3,933
Citi-Branded Cards	457	445	427	373	383	364	355	1,786	2,066	2,181	1,789
Total	$1,420	$1,533	$1,349	$1,229	$1,236	$1,245	$1,212	$5,889	$6,481	$6,509	$5,722

Net Credit Losses by Business
Retail Banking	$142	$138	$159	$134	$137	$132	$138	$415	$572	$699	$589
Citi-Branded Cards	174	163	148	144	123	122	110	495	630	816	691
Total	$316	$301	$307	$278	$260	$254	$248	$910	$1,202	$1,515	$1,280

Income from Continuing Operations by Business
Retail Banking	$112	$219	$54	$90	$96	$84	$85	$868	$706	$608	$520
Citi-Branded Cards	69	78	87	56	77	76	69	400	409	346	306
Total	$181	$297	$141	$146	$173	$160	$154	$1,268	$1,115	$954	$826

FX Translation Impact:
Total Revenue - as Reported (1)	$1,420	$1,533	$1,349	$1,229	$1,236	$1,245	$1,212	$5,889	$6,481	$6,509	$5,722
Impact of FX Translation (2)	(372)	(256)	(225)	(130)	(119)	(58)	—	(1,702)	(1,973)	(1,814)	(867)
Total Revenues - Ex-FX (1) (2)	$1,048	$1,277	$1,124	$1,099	$1,117	$1,187	$1,212	$4,187	$4,508	$4,695	$4,855

Total Operating Expenses - as Reported	$843	$792	$821	$718	$725	$707	$688	$3,164	$3,409	$3,571	$3,251
Impact of FX Translation (2)	(142)	(105)	(99)	(60)	(56)	(27)	—	(822)	(900)	(898)	(357)
Total Operating Expenses - Ex-FX (2)	$701	$687	$722	$658	$669	$680	$688	$2,342	$2,509	$2,673	$2,894

Provisions for LLR & PBC - as Reported	$347	$338	$332	$315	$271	$304	$306	$1,207	$1,627	$1,747	$1,380
Impact of FX Translation (2)	(78)	(58)	(53)	(34)	(27)	(15)	—	(357)	(507)	(497)	(201)
Provisions for LLR & PBC - Ex-FX (2)	$269	$280	$279	$281	$244	$289	$306	$850	$1,120	$1,250	$1,179

Net Income - as Reported	$179	$296	$141	$145	$172	$158	$153	$1,270	$1,112	$948	$823
Impact of FX Translation (2)	(111)	(70)	(60)	(29)	(28)	(12)	—	(414)	(409)	(312)	(239)
Net Income - Ex-FX (2)	$68	$226	$81	$116	$144	$146	$153	$856	$703	$636	$584

(1)	Revenues in the full year 2015 include an approximate $180 million ($160 million ex-FX) gain related to the sale of the Mexico merchant acquiring business in the third quarter of 2015.
(2)

Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2016 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

Full
Year
2016

Net Interest Revenue	$3,431
Non-Interest Revenue	1,491
Total Revenues, Net of Interest Expense (1)	4,922
Total Operating Expenses	2,838
Net Credit Losses	1,040
Credit Reserve Build / (Release)	83
Provision for Unfunded Lending Commitments	1
Provision for Benefits and Claims	72
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,196
Income from Continuing Operations before Taxes	888
Income Taxes	255
Income from Continuing Operations	633
Noncontrolling Interests	5
Net Income	$628
Average Assets (in billions of dollars)	$49
Return on Average Assets	1.28%
Efficiency Ratio	58%

Net Credit Losses as a % of Average Loans	4.32%

Revenue by Business
Retail Banking	$3,447
Citi-Branded Cards	1,475
Total	$4,922

Net Credit Losses by Business
Retail Banking	$541
Citi-Branded Cards	499
Total	$1,040

Income from Continuing Operations by Business
Retail Banking	$355
Citi-Branded Cards	278
Total	$633

FX Translation Impact:
Total Revenue - as Reported (1)	$4,922
Impact of FX Translation (2)	—
Total Revenues - Ex-FX (1) (2)	$4,922

Total Operating Expenses - as Reported	$2,838
Impact of FX Translation (2)	—
Total Operating Expenses - Ex-FX (2)	$2,838

Provisions for LLR & PBC - as Reported	$1,196
Impact of FX Translation (2)	—
Provisions for LLR & PBC - Ex-FX (2)	$1,196

Net Income - as Reported	$628
Impact of FX Translation (2)	—
Net Income - Ex-FX (2)	$628

(1)	Revenues in the full year 2015 include an approximate $180 million ($160 million ex-FX) gain related to the sale of the Mexico merchant acquiring business in the third quarter of 2015.
(2)

Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2016 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,715	1,717	1,717	1,714	1,687	1,686	1,678	1,686	1,618	1,626	1,634	1,542	1,498
Accounts (in millions)	25.2	26.2	26.4	26.2	26.3	26.7	26.5	26.8	26.4	26.9	26.4	26.2	26.2
Average Deposits	$28.6	$26.9	$28.0	$28.9	$29.4	$28.7	$28.5	$30.4	$29.1	$30.0	$30.0	$29.4	$28.0
Investment Sales	$7.0	$6.3	$7.4	$7.0	$7.8	$8.5	$8.1	$7.6	$8.8	$9.8	$11.7	$8.7	$8.2
Investment AUMs	$31.7	$32.5	$37.9	$37.4	$41.8	$38.5	$38.5	$41.2	$41.9	$44.1	$93.6	$39.7	$38.3
Average Loans	$19.4	$19.0	$20.3	$21.3	$22.6	$23.0	$22.6	$23.1	$22.9	$23.4	$23.0	$22.1	$20.8
EOP Loans:
Mortgages	$4.8	$4.7	$5.0	$5.1	$5.6	$5.5	$5.2	$5.5	$5.6	$5.6	$5.3	$4.7	$4.7
Commercial Banking	8.5	8.4	8.9	9.5	10.1	9.8	9.4	10.3	9.6	9.9	9.5	8.7	8.5
Personal and Other	6.5	6.5	7.1	7.1	7.7	7.5	7.6	7.7	7.9	8.0	8.0	7.6	7.6
Total EOP Loans	$19.8	$19.6	$21.0	$21.7	$23.4	$22.8	$22.2	$23.5	$23.1	$23.5	$22.8	$21.0	$20.8

Net Interest Revenue (in millions) (1)	$683	$674	$701	$729	$729	$720	$723	$729	$697	$714	$735	$711	$641
As a % of Average Loans (1)	14.16%	14.27%	13.74%	13.62%	13.08%	12.56%	12.69%	12.52%	12.34%	12.24%	12.68%	12.76%	12.50%
Net Credit Losses (in millions)	$94	$82	$100	$139	$137	$144	$140	$151	$155	$160	$164	$220	$150
As a % of Average Loans	1.95%	1.74%	1.96%	2.60%	2.46%	2.51%	2.46%	2.59%	2.75%	2.74%	2.83%	3.95%	2.92%
Loans 90+ Days Past Due (in millions)	$209	$211	$236	$237	$235	$226	$262	$394	$452	$467	$427	$325	$238
As a % of EOP Loans	1.06%	1.08%	1.12%	1.09%	1.00%	0.99%	1.18%	1.68%	1.96%	1.99%	1.87%	1.55%	1.14%
Loans 30-89 Days Past Due (in millions)	$227	$215	$293	$236	$303	$250	$338	$294	$258	$266	$239	$235	$229
As a % of EOP Loans	1.15%	1.10%	1.40%	1.09%	1.29%	1.10%	1.52%	1.25%	1.12%	1.13%	1.05%	1.12%	1.10%
Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)

EOP Open Accounts (in millions)	5.7	5.7	5.9	6.0	6.1	6.2	6.3	6.2	6.2	6.1	6.1	5.9	5.9
Purchase Sales (in billions)	$3.9	$3.9	$4.3	$5.0	$4.5	$4.9	$5.0	$5.5	$4.5	$4.9	$4.9	$5.0	$4.1
Average Loans (in billions) (2)	$5.9	$5.7	$6.1	$6.4	$6.8	$7.0	$7.0	$7.4	$7.2	$7.4	$7.3	$7.1	$6.4
EOP Loans (in billions) (2)	$6.0	$5.9	$6.3	$6.6	$7.1	$7.0	$7.1	$7.4	$7.2	$7.4	$7.3	$6.7	$6.1
Average Yield (3)	22.58%	22.72%	22.33%	21.68%	20.42%	20.80%	21.49%	20.94%	20.69%	21.17%	21.83%	21.44%	20.11%

Net Interest Revenue (in millions) (4)	$298	$309	$320	$339	$327	$370	$387	$404	$379	$409	$439	$417	$340
As a % of Average Loans (4)	20.31%	21.80%	20.87%	21.07%	19.50%	21.20%	21.93%	21.66%	21.35%	22.17%	23.86%	23.30%	21.55%
Net Credit Losses (in millions)	$118	$113	$127	$137	$152	$155	$155	$168	$191	$206	$216	$203	$206
As a % of Average Loans	8.04%	7.97%	8.28%	8.52%	9.07%	8.88%	8.78%	9.01%	10.76%	11.17%	11.74%	11.34%	13.05%
Net Credit Margin (in millions) (5)	$313	$307	$315	$356	$332	$356	$363	$385	$317	$334	$355	$359	$254
As a % of Average Loans (5)	21.34%	21.66%	20.54%	22.13%	19.80%	20.40%	20.57%	20.64%	17.86%	18.10%	19.29%	20.06%	16.10%
Loans 90+ Days Past Due (in millions)	$148	$154	$168	$179	$191	$194	$200	$223	$232	$245	$244	$242	$203
As a % of EOP Loans	2.47%	2.61%	2.67%	2.71%	2.69%	2.77%	2.82%	3.01%	3.22%	3.31%	3.34%	3.61%	3.33%
Loans 30-89 Days Past Due (in millions)	$135	$151	$165	$179	$188	$194	$211	$237	$252	$270	$276	$220	$204
As a % of EOP Loans	2.25%	2.56%	2.62%	2.71%	2.65%	2.77%	2.97%	3.20%	3.50%	3.65%	3.78%	3.28%	3.34%

(1)    Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)    Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)    Average yield is gross interest revenue earned divided by average loans.

(4)    Net interest revenue includes certain fees that are recorded as interest revenue.

(5)    Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2015	2015	2015	2016	2016	2016	2016
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,497	1,495	1,492	1,493	1,491	1,494	1,494
Accounts (in millions)	26.5	27.3	27.7	27.9	28.4	28.8	27.4
Average Deposits	$27.3	$25.7	$25.9	$26.1	$25.9	$25.7	$25.2
Investment Sales	$6.6	$6.6	$6.7	$5.5	$5.8	$5.7	$6.0
Investment AUMs	$37.8	$35.9	$34.4	$34.3	$32.4	$31.0	$28.9
Average Loans	$20.8	$19.8	$20.0	$19.2	$19.2	$19.1	$18.5
EOP Loans:
Mortgages	$4.5	$4.1	$3.9	$4.6	$4.2	$4.1	$3.9
Commercial Banking	8.8	8.3	8.8	8.8	8.6	8.6	8.5
Personal and Other	7.5	7.1	7.0	6.4	6.3	6.0	5.6
Total EOP Loans	$20.8	$19.5	$19.7	$19.8	$19.1	$18.7	$18.0

Net Interest Revenue (in millions) (1)	$639	$620	$626	$587	$585	$612	$593
As a % of Average Loans (1)	12.32%	12.42%	12.42%	12.30%	12.25%	12.75%	12.75%
Net Credit Losses (in millions)	$142	$138	$159	$134	$137	$132	$138
As a % of Average Loans	2.74%	2.77%	3.15%	2.81%	2.87%	2.75%	2.97%
Loans 90+ Days Past Due (in millions)	$232	$212	$185	$172	$157	$160	$136
As a % of EOP Loans	1.12%	1.09%	0.94%	0.87%	0.82%	0.86%	0.76%
Loans 30-89 Days Past Due (in millions)	$217	$239	$184	$256	$197	$196	$185
As a % of EOP Loans	1.04%	1.23%	0.93%	1.29%	1.03%	1.05%	1.03%
Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)

EOP Open Accounts (in millions)	5.9	5.7	5.6	5.6	5.7	5.8	5.8
Purchase Sales (in billions)	$4.2	$4.0	$4.4	$3.7	$3.8	$3.8	$4.0
Average Loans (in billions) (2)	$6.1	$5.6	$5.5	$5.2	$5.1	$5.1	$5.0
EOP Loans (in billions) (2)	$5.9	$5.4	$5.4	$5.3	$5.0	$4.9	$4.8
Average Yield (3)	20.63%	21.19%	20.73%	19.77%	20.24%	20.32%	20.13%

Net Interest Revenue (in millions) (4)	$343	$330	$310	$266	$276	$265	$247
As a % of Average Loans (4)	22.55%	23.38%	22.36%	20.57%	21.77%	20.67%	19.65%
Net Credit Losses (in millions)	$174	$163	$148	$144	$123	$122	$110
As a % of Average Loans	11.44%	11.55%	10.68%	11.14%	9.70%	9.52%	8.75%
Net Credit Margin (in millions) (5)	$283	$282	$279	$229	$260	$242	$245
As a % of Average Loans (5)	18.61%	19.98%	20.13%	17.71%	20.50%	18.88%	19.49%
Loans 90+ Days Past Due (in millions)	$200	$169	$173	$149	$145	$131	$130
As a % of EOP Loans	3.39%	3.13%	3.20%	2.81%	2.90%	2.67%	2.71%
Loans 30-89 Days Past Due (in millions)	$183	$181	$157	$152	$137	$131	$125
As a % of EOP Loans	3.10%	3.35%	2.91%	2.87%	2.74%	2.67%	2.60%

(1)    Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)    Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)    Average yield is gross interest revenue earned divided by average loans.

(4)    Net interest revenue includes certain fees that are recorded as interest revenue.

(5)    Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Net Interest Revenue	$1,383	$1,343	$1,333	$1,346	$1,307	$1,273	$1,240	$1,271	$1,230	$1,271	$1,264	$1,204	$1,134
Non-Interest Revenue	632	620	673	680	701	743	673	631	716	727	744	635	676
Total Revenues, Net of Interest Expense	2,015	1,963	2,006	2,026	2,008	2,016	1,913	1,902	1,946	1,998	2,008	1,839	1,810
Total Operating Expenses	1,275	1,252	1,276	1,399	1,262	1,226	1,203	1,249	1,211	1,499	1,276	1,215	1,167
Net Credit Losses	196	178	208	225	203	172	191	196	196	212	198	189	173
Credit Reserve Build / (Release)	(24)	(31)	(22)	26	—	21	(20)	21	6	(12)	(20)	16	(42)
Provision for Unfunded Lending Commitments	—	—	—	—	14	10	12	(5)	(4)	(6)	(1)	(5)	2
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	172	147	186	251	217	203	183	212	198	194	177	200	133
Income from Continuing Operations before Taxes	568	564	544	376	529	587	527	441	537	305	555	424	510
Income Taxes	123	145	126	56	162	197	180	143	178	95	185	142	171
Income from Continuing Operations	445	419	418	320	367	390	347	298	359	210	370	282	339
Noncontrolling Interests	2	3	3	2	3	5	3	—	5	5	4	3	(5)
Net Income	$443	$416	$415	$318	$364	$385	$344	$298	$354	$205	$366	$279	$344
Average Assets (in billions)	$116	$112	$115	$116	$117	$116	$115	$117	$117	$120	$120	$118	$115
Return on Average Assets	1.54%	1.49%	1.44%	1.09%	1.26%	1.33%	1.19%	1.01%	1.23%	0.69%	1.21%	0.94%	1.21%
Efficiency Ratio	63%	64%	64%	69%	63%	61%	63%	66%	62%	75%	64%	66%	64%

Net Credit Losses as a % of Average Loans	0.89%	0.82%	0.94%	0.99%	0.91%	0.77%	0.86%	0.85%	0.87%	0.90%	0.83%	0.81%	0.78%

Revenue by Business
Retail Banking	$1,234	$1,171	$1,212	$1,201	$1,217	$1,211	$1,136	$1,114	$1,200	$1,214	$1,227	$1,127	$1,152
Citi-Branded Cards	781	792	794	825	791	805	777	788	746	784	781	712	658
Total	$2,015	$1,963	$2,006	$2,026	$2,008	$2,016	$1,913	$1,902	$1,946	$1,998	$2,008	$1,839	$1,810

Net Credit Losses by Business
Retail Banking	$62	$55	$68	$85	$57	$55	$70	$79	$82	$83	$77	$76	$70
Citi-Branded Cards	134	123	140	140	146	117	121	117	114	129	121	113	103
Total	$196	$178	$208	$225	$203	$172	$191	$196	$196	$212	$198	$189	$173

Income from Continuing Operations by Business
Retail Banking	$276	$230	$238	$148	$218	$198	$167	$130	$198	$57	$227	$181	$221
Citi-Branded Cards	169	189	180	172	149	192	180	168	161	153	143	101	118
Total	$445	$419	$418	$320	$367	$390	$347	$298	$359	$210	$370	$282	$339

FX Translation Impact:
Total Revenue - as Reported	$2,015	$1,963	$2,006	$2,026	$2,008	$2,016	$1,913	$1,902	$1,946	$1,998	$2,008	$1,839	$1,810
Impact of FX Translation (2)	(290)	(258)	(275)	(303)	(285)	(251)	(209)	(222)	(195)	(231)	(212)	(130)	(80)
Total Revenues - Ex-FX (2)	$1,725	$1,705	$1,731	$1,723	$1,723	$1,765	$1,704	$1,680	$1,751	$1,767	$1,796	$1,709	$1,730

Total Operating Expenses - as Reported	$1,275	$1,252	$1,276	$1,399	$1,262	$1,226	$1,203	$1,249	$1,211	$1,499	$1,276	$1,215	$1,167
Impact of FX Translation (2)	(189)	(156)	(165)	(202)	(176)	(151)	(136)	(151)	(142)	(192)	(157)	(104)	(56)
Total Operating Expenses - Ex-FX (2)	$1,086	$1,096	$1,111	$1,197	$1,086	$1,075	$1,067	$1,098	$1,069	$1,307	$1,119	$1,111	$1,111

Provisions for LLR & PBC - as Reported	$172	$147	$186	$251	$217	$203	$183	$212	$198	$194	$177	$200	$133
Impact of FX Translation (2)	(33)	(19)	(38)	(46)	(45)	(26)	(22)	(27)	(26)	(35)	(31)	(23)	(8)
Provisions for LLR & PBC - Ex-FX (2)	$139	$128	$148	$205	$172	$177	$161	$185	$172	$159	$146	$177	$125

Net Income - as Reported	$443	$416	$415	$318	$364	$385	$344	$298	$354	$205	$366	$279	$344
Impact of FX Translation (2)	(42)	(51)	(48)	(24)	(24)	(26)	(16)	(18)	(8)	9	(7)	(17)	(4)
Net Income - Ex-FX (2)	$401	$365	$367	$294	$340	$359	$328	$280	$346	$214	$359	$262	$340

(1)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2016 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015

Net Interest Revenue	$1,156	$1,107	$1,097	$1,101	$1,116	$1,136	$1,110	$5,405	$5,091	$4,969	$4,494
Non-Interest Revenue	704	591	549	554	613	622	586	2,605	2,748	2,822	2,520
Total Revenues, Net of Interest Expense	1,860	1,698	1,646	1,655	1,729	1,758	1,696	8,010	7,839	7,791	7,014
Total Operating Expenses	1,176	1,118	1,118	1,183	1,146	1,127	1,131	5,202	4,940	5,201	4,579
Net Credit Losses	189	175	184	160	160	168	163	807	762	795	721
Credit Reserve Build / (Release)	(8)	(61)	22	(11)	(24)	(4)	11	(51)	22	(10)	(89)
Provision for Unfunded Lending Commitments	(4)	—	—	—	—	(3)	(1)	—	31	(16)	(2)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	177	114	206	149	136	161	173	756	815	769	630
Income from Continuing Operations before Taxes	507	466	322	323	447	470	392	2,052	2,084	1,821	1,805
Income Taxes	169	160	105	108	150	160	131	450	682	600	605
Income from Continuing Operations	338	306	217	215	297	310	261	1,602	1,402	1,221	1,200
Noncontrolling Interests	3	6	—	1	1	1	1	10	11	17	4
Net Income	$335	$300	$217	$214	$296	$309	$260	$1,592	$1,391	$1,204	$1,196
Average Assets (in billions)	$119	$116	$117	$116	$119	$121	$120	$115	$116	$119	$117
Return on Average Assets	1.13%	1.03%	0.74%	0.74%	1.00%	1.02%	0.86%	1.38%	1.20%	1.01%	1.02%
Efficiency Ratio	63%	66%	68%	71%	66%	64%	67%	65%	63%	67%	65%

Net Credit Losses as a % of Average Loans	0.84%	0.80%	0.85%	0.76%	0.76%	0.78%	0.79%	0.91%	0.85%	0.85%	0.81%

Revenue by Business
Retail Banking	$1,180	$1,068	$1,009	$1,041	$1,076	$1,093	$1,037	$4,818	$4,678	$4,768	$4,409
Citi-Branded Cards	680	630	637	614	653	665	659	3,192	3,161	3,023	2,605
Total	$1,860	$1,698	$1,646	$1,655	$1,729	$1,758	$1,696	$8,010	$7,839	$7,791	$7,014

Net Credit Losses by Business
Retail Banking	$80	$75	$94	$62	$61	$73	$65	$270	$261	$318	$319
Citi-Branded Cards	109	100	90	98	99	95	98	537	501	477	402
Total	$189	$175	$184	$160	$160	$168	$163	$807	$762	$795	$721

Income from Continuing Operations by Business
Retail Banking	$222	$185	$111	$119	$204	$190	$165	$892	$713	$663	$739
Citi-Branded Cards	116	121	106	96	93	120	96	710	689	558	461
Total	$338	$306	$217	$215	$297	$310	$261	$1,602	$1,402	$1,221	$1,200

FX Translation Impact:
Total Revenue - as Reported	$1,860	$1,698	$1,646	$1,655	$1,729	$1,758	$1,696	$8,010	$7,839	$7,791	$7,014
Impact of FX Translation (2)	(88)	(15)	(8)	(1)	(21)	(34)	—	(1,059)	(907)	(707)	(131)
Total Revenues - Ex-FX (2)	$1,772	$1,683	$1,638	$1,654	$1,708	$1,724	$1,696	$6,951	$6,932	$7,084	$6,883

Total Operating Expenses - as Reported	$1,176	$1,118	$1,118	$1,183	$1,146	$1,127	$1,131	$5,202	$4,940	$5,201	$4,579
Impact of FX Translation (2)	(69)	(16)	(9)	(1)	(16)	(24)	—	(657)	(568)	(539)	(106)
Total Operating Expenses - Ex-FX (2)	$1,107	$1,102	$1,109	$1,182	$1,130	$1,103	$1,131	$4,545	$4,372	$4,662	$4,473

Provisions for LLR & PBC - as Reported	$177	$114	$206	$149	$136	$161	$173	$756	$815	$769	$630
Impact of FX Translation (2)	(11)	1	—	(1)	(1)	(3)	—	(128)	(116)	(116)	(12)
Provisions for LLR & PBC - Ex-FX (2)	$166	$115	$206	$148	$135	$158	$173	$628	$699	$653	$618

Net Income - as Reported	$335	$300	$217	$214	$296	$309	$260	$1,592	$1,391	$1,204	$1,196
Impact of FX Translation (2)	(1)	—	1	—	(1)	(4)	—	(169)	(80)	(12)	—
Net Income - Ex-FX (2)	$334	$300	$218	$214	$295	$305	$260	$1,423	$1,311	$1,192	$1,196

(1)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2016 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

Full
Year
2016

Net Interest Revenue	$4,463
Non-Interest Revenue	2,375
Total Revenues, Net of Interest Expense	6,838
Total Operating Expenses	4,587
Net Credit Losses	651
Credit Reserve Build / (Release)	(28)
Provision for Unfunded Lending Commitments	(4)
Provision for Benefits and Claims	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	619
Income from Continuing Operations before Taxes	1,632
Income Taxes	549
Income from Continuing Operations	1,083
Noncontrolling Interests	4
Net Income	$1,079
Average Assets (in billions)	$119
Return on Average Assets	0.91%
Efficiency Ratio	67%

Net Credit Losses as a % of Average Loans	0.77%

Revenue by Business
Retail Banking	$4,247
Citi-Branded Cards	2,591
Total	$6,838

Net Credit Losses by Business
Retail Banking	$261
Citi-Branded Cards	390
Total	$651

Income from Continuing Operations by Business
Retail Banking	$678
Citi-Branded Cards	405
Total	$1,083

FX Translation Impact:
Total Revenue - as Reported	$6,838
Impact of FX Translation (2)	—
Total Revenues - Ex-FX (2)	$6,838

Total Operating Expenses - as Reported	$4,587
Impact of FX Translation (2)	—
Total Operating Expenses - Ex-FX (2)	$4,587

Provisions for LLR & PBC - as Reported	$619
Impact of FX Translation (2)	—
Provisions for LLR & PBC - Ex-FX (2)	$619

Net Income - as Reported	$1,079
Impact of FX Translation (2)	—
Net Income - Ex-FX (2)	$1,079

(1)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2016 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	761	703	695	690	658	655	622	590	570	509	499	497	500
Accounts (in millions)	18.0	18.2	18.2	18.3	18.3	18.3	18.2	17.9	17.8	17.8	17.6	17.4	17.4
Average Deposits	$94.6	$93.2	$95.7	$94.5	$93.0	$89.3	$85.8	$88.0	$88.1	$91.1	$90.9	$88.0	$88.2
Investment Sales	$9.2	$7.7	$10.1	$10.0	$12.3	$11.7	$8.7	$8.7	$10.7	$9.5	$10.9	$8.0	$11.0
Investment AUMs	$44.6	$44.2	$47.5	$50.1	$52.7	$50.5	$53.7	$54.2	$56.1	$58.7	$58.1	$58.2	$58.9
Average Loans	$68.3	$67.2	$68.4	$69.8	$69.7	$69.4	$69.7	$72.1	$72.8	$75.8	$75.9	$74.3	$72.4
EOP Loans:
Mortgages	$35.1	$34.6	$35.5	$35.9	$35.8	$35.0	$36.4	$37.1	$37.8	$38.9	$38.4	$38.0	$36.8
Commercial Banking	17.0	16.2	16.3	15.9	16.1	16.6	16.8	16.7	17.4	18.0	17.5	16.4	16.0
Personal and Other	16.4	16.6	17.5	18.1	17.9	17.5	17.6	18.5	19.1	19.7	19.4	18.9	19.0
Total EOP Loans	$68.5	$67.4	$69.3	$69.9	$69.8	$69.1	$70.8	$72.3	$74.3	$76.6	$75.3	$73.3	$71.8

Net Interest Revenue (in millions) (2)	$811	$784	$774	$769	$745	$729	$712	$730	$709	$737	$735	$706	$667
As a % of Average Loans (2)	4.78%	4.69%	4.50%	4.38%	4.33%	4.21%	4.05%	4.02%	3.95%	3.90%	3.84%	3.77%	3.74%
Net Credit Losses (in millions)	$62	$55	$68	$85	$57	$55	$70	$79	$82	$83	$77	$76	$70
As a % of Average Loans	0.37%	0.33%	0.40%	0.48%	0.33%	0.32%	0.40%	0.43%	0.46%	0.44%	0.40%	0.41%	0.39%
Loans 90+ Days Past Due (in millions)	$242	$239	$215	$225	$225	$199	$206	$189	$195	$210	$212	$186	$179
As a % of EOP Loans	0.35%	0.35%	0.31%	0.32%	0.32%	0.29%	0.29%	0.26%	0.26%	0.27%	0.28%	0.25%	0.25%
Loans 30-89 Days Past Due (in millions)	$447	$448	$446	$462	$474	$439	$394	$394	$404	$414	$388	$347	$359
As a % of EOP Loans	0.65%	0.66%	0.64%	0.66%	0.68%	0.64%	0.56%	0.54%	0.54%	0.54%	0.52%	0.47%	0.50%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	17.0	17.1	17.2	17.7	17.8	18.1	17.4	17.4	17.2	17.1	17.2	17.3	17.3
Purchase Sales (in billions)	$18.6	$18.5	$18.8	$20.6	$19.5	$19.9	$19.0	$20.4	$18.8	$20.0	$20.2	$20.4	$18.6
Average Loans (in billions) (3)	$20.2	$19.6	$19.9	$20.3	$20.4	$19.7	$18.5	$19.0	$18.9	$19.2	$19.2	$18.6	$18.0
EOP Loans (in billions) (3)	$19.9	$19.7	$20.1	$20.8	$20.0	$19.5	$18.8	$19.3	$18.8	$19.6	$18.9	$18.6	$17.8
Average Yield (4)	14.73%	14.59%	14.37%	14.22%	13.91%	13.67%	13.48%	13.39%	13.34%	13.15%	13.06%	12.79%	12.62%

Net Interest Revenue (in millions) (5)	$571	$559	$559	$577	$562	$544	$528	$541	$521	$534	$529	$498	$467
As a % of Average Loans (6)	11.37%	11.47%	11.18%	11.31%	11.17%	11.08%	11.32%	11.30%	11.18%	11.16%	10.93%	10.62%	10.52%
Net Credit Losses (in millions)	$134	$123	$140	$140	$146	$117	$121	$117	$114	$129	$121	$113	$103
As a % of Average Loans	2.67%	2.52%	2.80%	2.74%	2.90%	2.38%	2.59%	2.44%	2.45%	2.69%	2.50%	2.41%	2.32%
Net Credit Margin (in millions) (6)	$647	$669	$654	$685	$645	$688	$656	$671	$632	$655	$660	$599	$555
As a % of Average Loans (6)	12.88%	13.73%	13.07%	13.42%	12.82%	14.01%	14.07%	14.01%	13.56%	13.68%	13.64%	12.78%	12.50%
Loans 90+ Days Past Due	$246	$243	$244	$260	$256	$236	$205	$203	$215	$223	$207	$195	$191
As a % of EOP Loans	1.24%	1.23%	1.21%	1.25%	1.28%	1.21%	1.09%	1.05%	1.14%	1.14%	1.10%	1.05%	1.07%
Loans 30-89 Days Past Due	$353	$347	$370	$370	$358	$319	$284	$295	$290	$301	$278	$256	$249
As a % of EOP Loans	1.77%	1.76%	1.84%	1.78%	1.79%	1.64%	1.51%	1.53%	1.54%	1.54%	1.47%	1.38%	1.40%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)	Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2015	2015	2015	2016	2016	2016	2016
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	498	490	482	448	430	427	401
Accounts (in millions)	17.4	17.6	17.4	17.2	17.0	16.8	16.5
Average Deposits	$89.3	$86.4	$86.7	$87.2	$89.4	$91.6	$89.9
Investment Sales	$13.0	$8.2	$6.0	$6.1	$7.5	$8.6	$7.3
Investment AUMs	$60.1	$55.1	$57.0	$56.1	$56.1	$56.8	$55.8
Average Loans	$72.3	$69.7	$69.0	$67.5	$67.5	$67.9	$64.6
EOP Loans:
Mortgages	$36.7	$34.3	$34.4	$34.7	$33.5	$33.3	$31.3
Commercial Banking	16.1	15.3	14.8	14.8	15.2	15.8	14.5
Personal and Other	19.6	19.0	19.2	19.2	18.8	19.0	17.2
Total EOP Loans	$72.4	$68.6	$68.4	$68.7	$67.5	$68.1	$63.0

Net Interest Revenue (in millions) (2)	$680	$659	$646	$663	$664	$669	$644
As a % of Average Loans (2)	3.77%	3.75%	3.71%	3.95%	3.96%	3.92%	3.97%
Net Credit Losses (in millions)	$80	$75	$94	$62	$61	$73	$65
As a % of Average Loans	0.44%	0.43%	0.54%	0.37%	0.36%	0.43%	0.40%
Loans 90+ Days Past Due (in millions)	$185	$179	$173	$174	$178	$163	$157
As a % of EOP Loans	0.26%	0.26%	0.25%	0.25%	0.26%	0.24%	0.25%
Loans 30-89 Days Past Due (in millions)	$353	$327	$334	$339	$346	$328	$327
As a % of EOP Loans	0.49%	0.48%	0.49%	0.49%	0.51%	0.48%	0.52%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	17.3	17.1	16.9	16.6	16.6	16.4	16.3
Purchase Sales (in billions)	$19.2	$18.2	$19.3	$18.1	$18.7	$18.7	$19.4
Average Loans (in billions) (3)	$18.0	$17.1	$17.3	$17.4	$17.4	$17.6	$17.3
EOP Loans (in billions) (3)	$18.1	$17.0	$17.6	$17.6	$17.6	$17.7	$17.5
Average Yield (4)	12.51%	12.42%	12.39%	12.51%	12.70%	12.82%	12.92%

Net Interest Revenue (in millions) (5)	$475	$446	$450	$438	$453	$467	$466
As a % of Average Loans (6)	10.58%	10.35%	10.32%	10.12%	10.47%	10.56%	10.72%
Net Credit Losses (in millions)	$109	$100	$90	$98	$99	$95	$98
As a % of Average Loans	2.43%	2.32%	2.06%	2.27%	2.29%	2.15%	2.25%
Net Credit Margin (in millions) (6)	$571	$530	$547	$516	$554	$570	$561
As a % of Average Loans (6)	12.72%	12.30%	12.54%	11.93%	12.81%	12.88%	12.90%
Loans 90+ Days Past Due	$191	$171	$180	$180	$176	$185	$180
As a % of EOP Loans	1.06%	1.01%	1.02%	1.02%	1.00%	1.05%	1.03%
Loans 30-89 Days Past Due	$247	$220	$226	$235	$227	$240	$224
As a % of EOP Loans	1.36%	1.29%	1.28%	1.34%	1.29%	1.36%	1.28%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)	Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Commissions and Fees	$1,017	$953	$915	$966	$1,046	$1,019	$994	$939	$1,017	$995	$1,018	$978	$998
Administration and Other Fiduciary Fees	678	723	645	667	674	677	616	625	629	655	631	623	613
Investment Banking	811	793	1,000	1,014	1,085	983	842	952	957	1,257	1,047	1,008	1,134
Principal Transactions	1,978	1,471	773	85	2,466	2,442	854	697	2,598	1,572	1,394	330	2,198
Other	(286)	430	60	70	444	486	177	(80)	207	135	262	188	258
Total Non-Interest Revenue	4,198	4,370	3,393	2,802	5,715	5,607	3,483	3,133	5,408	4,614	4,352	3,127	5,201
Net Interest Revenue (including Dividends)	3,930	3,897	4,064	4,217	3,876	3,987	3,846	3,933	3,858	3,857	4,050	4,096	3,761
Total Revenues, Net of Interest Expense	8,128	8,267	7,457	7,019	9,591	9,594	7,329	7,066	9,266	8,471	8,402	7,223	8,962
Total Operating Expenses	5,135	5,000	4,881	5,258	4,975	4,912	4,786	5,153	4,887	4,769	4,938	4,906	4,654
Net Credit Losses	(54)	128	146	79	41	56	69	28	132	9	16	118	(1)
Credit Reserve Build / (Release)	169	(19)	(147)	(33)	20	(66)	(18)	(97)	(86)	(96)	(23)	103	119
Provision for Unfunded Lending Commitments	(12)	26	(26)	51	4	(20)	93	(24)	(20)	(23)	(25)	(58)	(32)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	103	135	(27)	97	65	(30)	144	(93)	26	(110)	(32)	163	86
Income from Continuing Operations before Taxes	2,890	3,132	2,603	1,664	4,551	4,712	2,399	2,006	4,353	3,812	3,496	2,154	4,222
Income Taxes	725	849	601	266	1,491	1,551	630	526	1,347	1,215	1,114	450	1,317
Income from Continuing Operations	2,165	2,283	2,002	1,398	3,060	3,161	1,769	1,480	3,006	2,597	2,382	1,704	2,905
Noncontrolling Interests	59	30	14	20	50	23	18	18	26	19	45	31	35
Net Income	$2,106	$2,253	$1,988	$1,378	$3,010	$3,138	$1,751	$1,462	$2,980	$2,578	$2,337	$1,673	$2,870
EOP Assets (in billions)	$1,257	$1,252	$1,270	$1,223	$1,243	$1,271	$1,281	$1,268	$1,291	$1,298	$1,289	$1,263	$1,277
Average Assets (in billions)	$1,222	$1,249	$1,247	$1,250	$1,246	$1,280	$1,253	$1,272	$1,288	$1,296	$1,284	$1,304	$1,280
Return on Average Assets (ROA)	0.69%	0.73%	0.63%	0.44%	0.98%	0.98%	0.55%	0.46%	0.94%	0.80%	0.72%	0.51%	0.91%
ROA (Excluding CVA/DVA) (1)(2)	0.97%	0.68%	0.79%	0.54%	1.04%	0.89%	0.62%	0.49%	0.94%	0.80%	0.78%	0.51%	0.92%
Efficiency Ratio	63%	60%	65%	75%	52%	51%	65%	73%	53%	56%	59%	68%	52%

Revenue by Region - Excluding CVA/DVA (2)
North America	$2,728	$2,632	$2,480	$2,420	$3,702	$3,143	$2,534	$2,346	$3,739	$3,327	$3,383	$2,544	$3,248
EMEA	3,505	2,527	2,750	2,381	2,938	2,818	2,363	2,081	2,750	2,433	2,530	2,073	2,998
Latin America	1,209	1,195	1,250	1,176	1,259	1,232	1,137	1,172	1,148	1,150	1,018	955	980
Asia	2,062	1,715	1,776	1,552	2,002	1,939	1,627	1,632	1,636	1,593	1,787	1,639	1,805
Total	$9,504	$8,069	$8,256	$7,529	$9,901	$9,132	$7,661	$7,231	$9,273	$8,503	$8,718	$7,211	$9,031
CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	(1,376)	198	(799)	(510)	(310)	462	(332)	(165)	(7)	(32)	(316)	12	(69)
Total Revenues, net of Interest Expense	$8,128	$8,267	$7,457	$7,019	$9,591	$9,594	$7,329	$7,066	$9,266	$8,471	$8,402	$7,223	$8,962

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$625	$551	$649	$508	$1,301	$854	$577	$471	$1,364	$1,143	$955	$653	$927
EMEA	1,215	666	830	465	775	876	516	422	763	565	660	242	998
Latin America	513	504	513	374	483	529	461	209	402	461	330	288	381
Asia	666	436	509	367	693	618	421	478	481	448	631	514	643
Total	$3,019	$2,157	$2,501	$1,714	$3,252	$2,877	$1,975	$1,580	$3,010	$2,617	$2,576	$1,697	$2,949
CVA/DVA (after-tax) for Periods Prior to 1Q16 {excluded as applicable in lines above}	(854)	126	(499)	(316)	(192)	284	(206)	(100)	(4)	(20)	(194)	7	(44)
Income from Continuing Operations	$2,165	$2,283	$2,002	$1,398	$3,060	$3,161	$1,769	$1,480	$3,006	$2,597	$2,382	$1,704	$2,905

Average Loans by Region (in billions)
North America	$77	$83	$91	91	$91	$97	$100	105	$108	$111	$111	115	$117
EMEA	53	54	55	55	56	58	58	59	60	61	62	61	60
Latin America	35	34	35	37	38	38	38	39	40	41	41	39	39
Asia	59	63	64	61	60	64	67	68	68	70	69	66	62
Total	$224	$234	$245	$244	$245	$257	$263	$271	$276	$283	$283	$281	$278

EOP Deposits by Region (in billions)
North America	$164	$158	$148	$145	$148	$151	$166	$177	$179	$176	$177	$196	$251
EMEA	157	160	175	171	173	174	182	186	185	186	179	164	152
Latin America	50	49	60	55	57	58	64	61	67	66	63	55	35
Asia	144	152	155	147	141	144	148	145	139	145	145	142	135
Total	$515	$519	$538	$518	$519	$527	$560	$569	$570	$573	$564	$557	$573

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$321	$328	$344	$324	$334	$343	$370	$379	$381	$384	$382	$379	$388
All Other ICG Businesses	194	191	194	194	185	184	190	190	189	189	182	178	185
Total	$515	$519	$538	$518	$519	$527	$560	$569	$570	$573	$564	$557	$573

(1)              For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets.  See above for after-tax CVA/DVA for each period presented.

(2)              See footnote 2 on page 4.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015

Commissions and Fees	$991	$959	$927	$1,004	$956	$929	$969	$3,851	$3,998	$4,008	3,875
Administration and Other Fiduciary Fees	663	594	573	597	638	610	592	2,713	2,592	2,538	2,443
Investment Banking	1,120	828	1,028	740	1,029	917	969	3,618	3,862	4,269	4,110
Principal Transactions	1,794	1,211	621	1,576	1,912	2,064	1,783	4,307	6,459	5,894	5,824
Other	195	904	55	(7)	46	(125)	(66)	274	1,027	792	1,412
Total Non-Interest Revenue	4,763	4,496	3,204	3,910	4,581	4,395	4,247	14,763	17,938	17,501	17,664
Net Interest Revenue (including Dividends)	4,006	3,985	3,916	3,985	4,108	4,064	3,937	16,108	15,642	15,861	15,668
Total Revenues, Net of Interest Expense	8,769	8,481	7,120	7,895	8,689	8,459	8,184	30,871	33,580	33,362	33,332
Total Operating Expenses	4,847	4,718	4,868	4,872	4,763	4,687	4,634	20,274	19,826	19,500	19,087
Net Credit Losses	82	37	96	211	141	45	119	299	194	275	214
Credit Reserve Build / (Release)	(123)	193	465	108	(26)	(93)	(53)	(30)	(161)	(102)	654
Provision for Unfunded Lending Commitments	(46)	83	89	71	(33)	(42)	38	39	53	(126)	94
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(87)	313	650	390	82	(90)	104	308	86	47	962
Income from Continuing Operations before Taxes	4,009	3,450	1,602	2,633	3,844	3,862	3,446	10,289	13,668	13,815	13,283
Income Taxes	1,264	1,133	459	764	1,229	1,202	1,065	2,441	4,198	4,126	4,173
Income from Continuing Operations	2,745	2,317	1,143	1,869	2,615	2,660	2,381	7,848	9,470	9,689	9,110
Noncontrolling Interests	15	(6)	7	10	17	19	12	123	109	121	51
Net Income	$2,730	$2,323	$1,136	$1,859	$2,598	$2,641	$2,369	$7,725	$9,361	$9,568	$9,059
EOP Assets (in billions)	$1,272	$1,264	$1,218	$1,293	$1,303	$1,303	$1,277
Average Assets (in billions)	$1,285	$1,265	$1,258	$1,272	$1,300	$1,310	$1,310	$1,242	$1,263	$1,293	$1,272
Return on Average Assets (ROA)	0.85%	0.73%	0.36%	0.59%	0.80%	0.80%	0.72%	0.62%	0.74%	0.74%	0.71%
ROA (Excluding CVA/DVA) (1)(2)	0.79%	0.68%	0.40%	0.59%	0.80%	0.80%	0.72%	0.75%	0.76%	0.76%	0.70%
Efficiency Ratio	55%	56%	68%	62%	55%	55%	57%	66%	59%	58%	57%

Revenue by Region - Excluding CVA/DVA (2)
North America	$3,305	$3,282	$2,705	$2,980	$3,393	$3,191	$2,949	$10,260	$11,725	$12,993	$12,540
EMEA	2,383	2,198	2,077	2,167	2,577	2,506	2,605	11,163	10,200	9,786	9,656
Latin America	987	1,032	937	962	1,022	999	994	4,830	4,800	4,271	3,936
Asia	1,791	1,748	1,587	1,786	1,697	1,763	1,636	7,105	7,200	6,655	6,931
Total	$8,466	$8,260	$7,306	$7,895	$8,689	$8,459	$8,184	$33,358	$33,925	$33,705	$33,063
CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	303	221	(186)	—	—	—	—	(2,487)	(345)	(343)	269
Total Revenues, net of Interest Expense	$8,769	$8,481	$7,120	$7,895	$8,689	$8,459	$8,184	$30,871	$33,580	$33,362	$33,332

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$937	$887	$465	$546	$1,005	$1,067	$877	$2,333	$3,203	$4,115	$3,216
EMEA	579	372	196	374	695	649	647	3,176	2,589	2,230	2,145
Latin America	409	380	176	330	392	389	343	1,904	1,682	1,481	1,346
Asia	630	535	423	619	523	555	514	1,978	2,210	2,074	2,231
Total	$2,555	$2,174	$1,260	$1,869	$2,615	$2,660	$2,381	$9,391	$9,684	$9,900	$8,938
CVA/DVA (after-tax) for Periods Prior to 1Q16 {excluded as applicable in lines above}	190	143	(117)	—	—	—	—	(1,543)	(214)	(211)	172
Income from Continuing Operations	$2,745	$2,317	$1,143	$1,869	$2,615	$2,660	$2,381	$7,848	$9,470	$9,689	$9,110

Average Loans by Region (in billions)
North America	$121	$127	130	$133	$138	$140	144	$86	$98	$112	$124
EMEA	64	63	62	63	67	68	66	54	58	61	62
Latin America	41	40	41	39	38	38	37	35	38	40	40
Asia	63	62	61	60	61	60	57	62	65	68	62
Total	$289	$292	$294	$295	$304	$306	$304	$237	$259	$281	$288

EOP Deposits by Region (in billions)
North America	$262	$261	$267	$270	$275	$276	$282
EMEA	160	160	154	166	162	170	164
Latin America	32	30	27	28	25	26	26
Asia	136	145	141	145	147	147	140
Total	$590	$596	$589	$609	$609	$619	$612

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$399	$400	$394	$417	$407	$417	$412
All Other ICG Businesses	191	196	195	192	202	202	200
Total	$590	$596	$589	$609	$609	$619	$612

(1)              For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets.  See above for after-tax CVA/DVA for each period presented.

(2)              See footnote 2 on page 4.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

Full
Year
2016

Commissions and Fees	3,858
Administration and Other Fiduciary Fees	2,437
Investment Banking	3,655
Principal Transactions	7,335
Other	(152)
Total Non-Interest Revenue	17,133
Net Interest Revenue (including Dividends)	16,094
Total Revenues, Net of Interest Expense	33,227
Total Operating Expenses	18,956
Net Credit Losses	516
Credit Reserve Build / (Release)	(64)
Provision for Unfunded Lending Commitments	34
Provision for Benefits and Claims	—
Provisions for Credit Losses and for Benefits and Claims	486
Income from Continuing Operations before Taxes	13,785
Income Taxes	4,260
Income from Continuing Operations	9,525
Noncontrolling Interests	58
Net Income	$9,467
EOP Assets (in billions)
Average Assets (in billions)	$1,298
Return on Average Assets (ROA)	0.73%
ROA (Excluding CVA/DVA) (1)(2)	0.73%
Efficiency Ratio	57%

Revenue by Region - Excluding CVA/DVA (2)
North America	$12,513
EMEA	9,855
Latin America	3,977
Asia	6,882
Total	$33,227
CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	—
Total Revenues, net of Interest Expense	$33,227

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$3,495
EMEA	2,365
Latin America	1,454
Asia	2,211
Total	$9,525
CVA/DVA (after-tax) for Periods Prior to 1Q16 {excluded as applicable in lines above}	—
Income from Continuing Operations	$9,525

Average Loans by Region (in billions)
North America	$138
EMEA	66
Latin America	38
Asia	60
Total	$302

EOP Deposits by Region (in billions)
North America
EMEA
Latin America
Asia
Total

EOP Deposits by Business (in billions)
Treasury and Trade Solutions
All Other ICG Businesses
Total

(1)              For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets.  See above for after-tax CVA/DVA for each period presented.

(2)              See footnote 2 on page 4.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$108	$196	$193	$201	$198	$207	$162	$256	$174	$190	$314	$260	$295
Equity Underwriting	169	207	171	185	251	307	200	311	299	399	300	252	231
Debt Underwriting	684	581	685	723	721	644	583	581	587	756	641	558	674
Total Investment Banking	961	984	1,049	1,109	1,170	1,158	945	1,148	1,060	1,345	1,255	1,070	1,200
Treasury and Trade Solutions	2,001	2,062	1,968	1,950	1,905	1,985	1,927	1,918	1,932	1,990	1,944	1,942	1,820
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	396	453	460	418	368	437	410	427	451	490	479	466	480
Private Bank	601	594	612	599	631	647	616	602	671	659	665	669	675
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1) (2)	$3,959	$4,093	$4,089	$4,076	$4,074	$4,227	$3,898	$4,095	$4,114	$4,484	$4,343	$4,147	$4,175

Corporate Lending — Gain/(Loss) on Loan Hedges (2)	(344)	157	(251)	(258)	(23)	23	(147)	(139)	(17)	(44)	91	86	52
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$3,615	$4,250	$3,838	$3,818	$4,051	$4,250	$3,751	$3,956	$4,097	$4,440	$4,434	$4,233	$4,227

Fixed Income Markets	4,952	3,002	3,805	2,879	4,731	3,505	2,854	2,448	3,919	3,121	3,064	2,070	3,485
Equity Markets	897	533	499	435	805	904	692	504	883	610	755	473	862
Securities Services	517	484	479	467	492	529	481	476	485	521	535	509	535
Other	(477)	(200)	(365)	(70)	(178)	(56)	(117)	(153)	(111)	(189)	(70)	(74)	(78)
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$5,889	$3,819	$4,418	$3,711	$5,850	$4,882	$3,910	$3,275	$5,176	$4,063	$4,284	$2,978	$4,804

Total ICG (Ex-CVA/DVA) (1)	$9,504	$8,069	$8,256	$7,529	$9,901	$9,132	$7,661	$7,231	$9,273	$8,503	$8,718	$7,211	$9,031

CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	(1,376)	198	(799)	(510)	(310)	462	(332)	(165)	(7)	(32)	(316)	12	(69)
Total Revenues, net of Interest Expense	$8,128	$8,267	$7,457	$7,019	$9,591	$9,594	$7,329	$7,066	$9,266	$8,471	$8,402	$7,223	$8,962

Taxable-equivalent adjustments (3)	$212	$225	$292	$212	$202	$222	$238	$185	$169	$169	$170	$171	$164

Total ICG Revenues (Ex-CVA/DVA) and including taxable-equivalent adjustments (1) (3)	$9,716	$8,294	$8,548	$7,741	$10,103	$9,354	$7,899	$7,416	$9,442	$8,672	$8,888	$7,382	$9,195

Commissions and Fees	$170	$152	$193	$188	$172	$127	$126	$109	$121	$123	$97	$114	$129
Principal Transctions (4)	2,765	1,175	1,547	770	2,645	1,675	1,121	951	2,406	1,696	1,561	508	2,013
Other	362	81	472	308	464	299	247	29	62	88	120	144	161
Total Non-Interest Revenue	$3,297	$1,408	$2,212	$1,266	$3,281	$2,101	$1,494	$1,089	$2,589	$1,907	$1,778	$766	$2,303
Net Interest Revenue	1,655	1,594	1,593	1,613	1,450	1,404	1,360	1,359	1,330	1,214	1,286	1,304	1,182
Total Fixed Income Markets (ex-CVA/DVA)	$4,952	$3,002	$3,805	$2,879	$4,731	$3,505	$2,854	$2,448	$3,919	$3,121	$3,064	$2,070	$3,485

Rates and Currencies	$3,326	$1,983	$2,640	$2,068	$2,665	$2,488	$1,889	$1,833	$1,953	$1,768	$1,958	$1,626	$2,145
Spread Products / Other Fixed Income	1,626	1,019	1,165	811	2,066	1,017	965	615	1,966	1,353	1,106	444	1,340
Total Fixed Income Markets (ex-CVA/DVA)	$4,952	$3,002	$3,805	$2,879	$4,731	$3,505	$2,854	$2,448	$3,919	$3,121	$3,064	$2,070	$3,485

Commissions and Fees	$438	$348	$337	$352	$426	$406	$383	$350	$404	$355	$350	$348	$371
Principal Transctions (4)	335	16	(40)	(190)	138	178	68	(113)	172	(28)	33	(199)	170
Other	(14)	(10)	(5)	(24)	5	(4)	(12)	(12)	52	(8)	3	(10)	16
Total Non-Interest Revenue	$759	$354	$292	$138	$569	$580	$439	$225	$628	$319	$386	$139	$557
Net Interest Revenue	138	179	207	297	236	324	253	279	255	291	369	334	305
Total Equity Markets (ex-CVA/DVA)	$897	$533	$499	$435	$805	$904	$692	$504	$883	$610	$755	$473	$862

(1)              See footnote 2 on page 4.

(2)              Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the core lending revenues.  Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(3)              Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(4)              Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions in private bank.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$257	$239	$302	$227	$238	$239	$296	$698	$823	$938	$1,093
Equity Underwriting	296	173	206	118	174	146	190	732	1,069	1,250	906
Debt Underwriting	735	528	621	528	803	698	645	2,673	2,529	2,542	2,558
Total Investment Banking	1,288	940	1,129	873	1,215	1,083	1,131	4,103	4,421	4,730	4,557
Treasury and Trade Solutions	1,885	1,862	1,915	1,903	1,999	1,986	2,009	7,981	7,735	7,808	7,482
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	477	437	433	448	383	439	448	1,727	1,642	1,886	1,827
Private Bank	669	633	605	684	674	680	671	2,406	2,496	2,664	2,582
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1) (2)	$4,319	$3,872	$4,082	$3,908	$4,271	$4,188	$4,259	$16,217	$16,294	$17,088	$16,448

Corporate Lending — Gain/(Loss) on Loan Hedges (2)	(66)	352	(14)	(66)	(203)	(218)	(107)	(696)	(286)	116	324
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,253	$4,224	$4,068	$3,842	$4,068	$3,970	$4,152	$15,521	$16,008	$17,204	$16,772

Fixed Income Markets	3,032	2,553	2,207	3,051	3,432	3,413	2,957	14,638	13,538	12,174	11,277
Equity Markets	644	997	598	697	776	654	685	2,364	2,905	2,721	3,101
Securities Services	563	506	510	561	529	533	529	1,947	1,978	2,050	2,114
Other	(26)	(20)	(77)	(256)	(116)	(111)	(139)	(1,112)	(504)	(444)	(201)
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$4,213	$4,036	$3,238	$4,053	$4,621	$4,489	$4,032	$17,837	$17,917	$16,501	$16,291

Total ICG (Ex-CVA/DVA) (1)	$8,466	$8,260	$7,306	$7,895	$8,689	$8,459	$8,184	$33,358	$33,925	$33,705	$33,063

CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	303	221	(186)	—	—	—	—	(2,487)	(345)	(343)	269
Total Revenues, net of Interest Expense	$8,769	$8,481	$7,120	$7,895	$8,689	$8,459	$8,184	$30,871	$33,580	$33,362	$33,332

Taxable-equivalent adjustments (3)	$161	$162	$173	$166	$144	$162	$169	$941	$847	$679	$660

Total ICG Revenues (Ex-CVA/DVA) and including taxable-equivalent adjustments (1) (3)	$8,627	$8,422	$7,479	$8,061	$8,833	$8,621	$8,353	$34,299	$34,772	$34,384	$33,723

Commissions and Fees	$106	$115	$117	$124	$113	$115	$122	$703	$534	$455	$467
Principal Transctions (4)	1,523	1,063	775	1,344	1,765	1,825	1,604	6,257	6,392	6,171	5,374
Other	112	42	15	216	213	171	(9)	1,223	1,039	414	330
Total Non-Interest Revenue	$1,741	$1,220	$907	$1,684	$2,091	$2,111	$1,717	$8,183	$7,965	$7,040	$6,171
Net Interest Revenue	1,291	1,333	1,300	1,367	1,341	1,302	1,240	6,455	5,573	5,134	5,106
Total Fixed Income Markets (ex-CVA/DVA)	$3,032	$2,553	$2,207	$3,051	$3,432	$3,413	$2,957	$14,638	$13,538	$12,174	$11,277

Rates and Currencies	$1,972	$1,767	$1,732	$2,236	$2,461	$2,362	$2,230	$10,017	$8,875	$7,305	$7,616
Spread Products / Other Fixed Income	1,060	786	475	815	971	1,051	727	4,621	4,663	4,869	3,661
Total Fixed Income Markets (ex-CVA/DVA)	$3,032	$2,553	$2,207	$3,051	$3,432	$3,413	$2,957	$14,638	$13,538	$12,174	$11,277

Commissions and Fees	$336	$329	$302	$357	$319	$302	$322	$1,475	$1,565	$1,457	$1,338
Principal Transctions (4)	56	95	(51)	51	(48)	45	86	121	271	(22)	270
Other	(184)	189	33	2	127	4	6	(53)	(23)	37	54
Total Non-Interest Revenue	$208	$613	$284	$410	$398	$351	$414	$1,543	$1,813	$1,472	$1,662
Net Interest Revenue	436	384	314	287	378	303	271	821	1,092	1,249	1,439
Total Equity Markets (ex-CVA/DVA)	$644	$997	$598	$697	$776	$654	$685	$2,364	$2,905	$2,721	$3,101

(1)              See footnote 2 on page 4.

(2)              Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the core lending revenues.  Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(3)              Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(4)              Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions in private bank.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

Full
Year
2016

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$1,000
Equity Underwriting	628
Debt Underwriting	2,674
Total Investment Banking	4,302
Treasury and Trade Solutions	7,897
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	1,718
Private Bank	2,709
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1) (2)	$16,626

Corporate Lending — Gain/(Loss) on Loan Hedges (2)	(594)
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$16,032

Fixed Income Markets	12,853
Equity Markets	2,812
Securities Services	2,152
Other	(622)
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$17,195

Total ICG (Ex-CVA/DVA) (1)	$33,227

CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	—
Total Revenues, net of Interest Expense	$33,227

Taxable-equivalent adjustments (3)	$641

Total ICG Revenues (Ex-CVA/DVA) and including taxable-equivalent adjustments (1) (3)	$33,868

Commissions and Fees	$474
Principal Transctions (4)	6,538
Other	591
Total Non-Interest Revenue	$7,603
Net Interest Revenue	5,250
Total Fixed Income Markets (ex-CVA/DVA)	$12,853

Rates and Currencies	$9,289
Spread Products / Other Fixed Income	3,564
Total Fixed Income Markets (ex-CVA/DVA)	$12,853

Commissions and Fees	1,300
Principal Transctions (4)	134
Other	139
Total Non-Interest Revenue	$1,573
Net Interest Revenue	1,239
Total Equity Markets (ex-CVA/DVA)	$2,812

(1)              See footnote 2 on page 4.

(2)              Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the core lending revenues.  Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(3)              Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(4)              Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions in private bank.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Net Interest Revenue	$1,274	$1,068	$1,097	$1,032	$1,203	$1,230	$1,142	$1,293	$1,378	$1,454	$1,304	$1,198	$1,411
Non-interest revenue (2)(3)	1,139	610	(3,755)	1,003	740	1,005	1,158	978	1,196	1,020	1,218	842	1,125
Total Revenues, Net of Interest Expense	2,413	1,678	(2,658)	2,035	1,943	2,235	2,300	2,271	2,574	2,474	2,522	2,040	2,536
Total Operating Expenses	2,605	2,423	2,546	3,397	2,685	2,633	2,365	2,483	2,708	5,947	3,383	4,849	1,930
Net Credit Losses	1,875	1,481	1,965	1,139	1,088	892	791	896	663	529	485	505	468
Credit Reserve Build / (Release)	(511)	(227)	(801)	65	(332)	(471)	(673)	(526)	(341)	(210)	(148)	(221)	(171)
Provision for Benefits and Claims	181	175	171	166	178	166	165	155	168	156	167	166	169
Provision for Unfunded Lending Commitments	(26)	(19)	(16)	6	(4)	7	(4)	(7)	(5)	(3)	(3)	1	(5)
Total provisions for credit losses and for benefits and claims (2)(3)(4)	1,519	1,410	1,319	1,376	930	594	279	518	485	472	501	451	461
Income from Continuing Operations before Taxes	(1,711)	(2,155)	(6,523)	(2,738)	(1,672)	(992)	(344)	(730)	(619)	(3,945)	(1,362)	(3,260)	145
Income Taxes (Benefits)	(534)	(969)	(3,065)	(977)	(737)	(272)	(311)	(82)	50	(91)	(37)	(256)	(100)
Income (Loss) from Continuing Operations	(1,177)	(1,186)	(3,458)	(1,761)	(935)	(720)	(33)	(648)	(669)	(3,854)	(1,325)	(3,004)	245
Income (Loss) from Discontinued Operations, net of taxes	12	7	8	(85)	(33)	30	92	181	37	(22)	(16)	(1)	(5)
Noncontrolling Interests	65	10	8	6	35	8	28	31	12	24	7	4	11
Net Income (Loss)	$(1,230)	$(1,189)	$(3,458)	$(1,852)	$(1,003)	$(698)	$31	$(498)	$(644)	$(3,900)	$(1,348)	$(3,009)	$229
EOP Assets (in billions of dollars)	$305	$285	$275	$254	$248	$230	$225	$214	$212	$212	$199	$187	$181
Average Assets (in billions of dollars)	$313	$295	$282	$272	$255	$238	$223	$224	$210	$214	$216	$205	$194
Return on Average Assets	(1.58)%	(1.62)%	(4.88)%	(2.71)%	(1.60)%	(1.18)%	0.06%	(0.88)%	(1.24)%	(7.31)%	(2.48)%	(5.82)%	0.48%
Efficiency Ratio	108%	144%	-96%	167%	138%	118%	103%	109%	105%	240%	134%	238%	76%

Corporate/Other Consumer Key Indicators:

Consumer - International (1) (2)

Branches (actual)	998	953	940	643	628	525	509	487	467	430	360	349	318
Average Loans (in billions)	$30.0	$28.3	$27.7	$26.8	$25.8	$24.2	$20.8	$20.8	$19.7	$19.9	$18.6	$14.8	$12.9
EOP Loans (in billions)	$29.4	$28.1	$27.8	$26.6	$24.9	$21.0	$21.2	$20.7	$20.1	$19.9	$15.4	$14.4	$10.2
Net Interest Revenue	$865	$710	$743	$688	$664	$693	$603	$603	$537	$594	$494	$414	$435
As a % of Average Loans	13.13%	11.51%	12.21%	11.75%	12.08%	11.49%	11.50%	11.50%	11.05%	11.97%	10.54%	11.10%	13.68%
Net Credit Losses	$310	$303	$280	$257	$244	$174	$204	$195	$176	$170	$143	$116	$112
As a % of Average Loans	4.70%	4.91%	4.60%	4.39%	4.44%	2.88%	3.89%	3.72%	3.62%	3.43%	3.05%	3.11%	3.52%
Loans 90+ Days Past Due	$800	$742	$730	$709	$626	$506	$435	$388	$388	$367	$248	$225	$194
As a % of EOP Loans	2.72%	2.64%	2.63%	2.67%	2.51%	2.41%	2.05%	1.87%	1.93%	1.84%	1.61%	1.56%	1.90%
Loans 30-89 Days Past Due	$997	$908	$882	$849	$749	$586	$520	$498	$498	$462	$286	$265	$234
As a % of EOP Loans	3.39%	3.23%	3.17%	3.19%	3.01%	2.79%	2.45%	2.41%	2.48%	2.32%	1.86%	1.84%	2.29%

Consumer - North America (3)

Branches (actual)	1,720	1,592	1,582	1,564	1,501	1,493	1,483	1,471	1,459	1,458	1,455	1,424	278
Average Loans (in billions of dollars)	$122.1	$117.1	$112.7	$107.7	$103.4	$97.0	$90.6	$86.8	$83.8	$80.8	$77.1	$73.9	$68.9
EOP Loans (in billions of dollars)	$118.9	$114.6	$109.1	$105.1	$98.3	$91.7	$88.3	$85.3	$82.3	$78.5	$74.9	$70.8	$56.6
Net Interest Revenue	$668	$661	$701	$689	$757	$747	$779	$819	$862	$859	$860	$860	$828
As a % of Average Loans	2.20%	2.27%	2.47%	2.55%	2.97%	3.09%	3.41%	3.74%	4.17%	4.26%	4.43%	4.62%	4.87%
Net Credit Losses (4)	$1,582	$1,136	$1,703	$916	$835	$724	$556	$713	$474	$356	$369	$359	$363
As a % of Average Loans	5.21%	3.90%	6.01%	3.38%	3.28%	2.99%	2.43%	3.26%	2.29%	1.77%	1.90%	1.93%	2.14%
Loans 90+ Days Past Due (5)	$5,220	$4,991	$4,608	$4,267	$3,428	$2,992	$2,793	$2,593	$2,544	$2,470	$2,093	$1,963	$1,607
As a % of EOP Loans	4.75%	4.71%	4.58%	4.41%	3.80%	3.57%	3.46%	3.32%	3.38%	3.37%	2.99%	2.94%	2.97%
Loans 30-89 Days Past Due (5)	$4,074	$4,161	$4,317	$3,835	$3,121	$2,896	$2,660	$2,524	$2,103	$2,174	$1,978	$1,663	$1,197
As a % of EOP Loans	3.71%	3.93%	4.29%	3.96%	3.46%	3.45%	3.30%	3.24%	2.79%	2.97%	2.83%	2.49%	2.21%

(1)         Includes Citi Holdings, certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

(2)         As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015. As a result of HFS accounting treatment, approximately $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2015. The OneMain sale was completed on November 15, 2015.  Additionally, the HFS treatment resulted in the reclassification of loans of OneMain to Other assets, where applicable.

(3)         As a result of Citigroup’s entry into agreements in October 2016 to sell its Brazil and Argentina consumer banking businesses, these businesses were classified as HFS at the end of the fourth quarter 2016.  As a result of HFS accounting treatment, approximately $35 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2016. Additionally, the HFS treatment resulted in the reclassification of loans of these businesses to Other assets, where applicable.

(4)         The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.  The second and fourth quarters of 2016 include releases of $89 million and $30 million, respectively, related to sales and transfers of mortgage loans during those quarters.

(5)         See footnote 3 on page 18.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015

Net Interest Revenue	$1,412	$1,328	$1,059	$890	$820	$706	$569	$4,471	$4,868	$5,334	$5,210
Non-interest revenue (2)(3)	1,161	812	2,463	1,056	365	431	292	(1,003)	3,881	4,276	5,561
Total Revenues, Net of Interest Expense	2,573	2,140	3,522	1,946	1,185	1,137	861	3,468	8,749	9,610	10,771
Total Operating Expenses	1,747	1,726	1,926	1,250	1,309	1,288	1,130	10,971	10,166	16,887	7,329
Net Credit Losses	334	273	261	142	101	131	61	6,460	3,667	2,182	1,336
Credit Reserve Build / (Release)	(184)	(172)	74	(31)	(223)	(122)	(80)	(1,474)	(2,002)	(920)	(453)
Provision for Benefits and Claims	159	161	134	60	29	9	—	693	664	657	623
Provision for Unfunded Lending Commitments	2	(19)	(2)	(1)	(5)	—	(2)	(55)	(8)	(10)	(24)
Total provisions for credit losses and for benefits and claims (2)(3)(4)	311	243	467	170	(98)	18	(21)	5,624	2,321	1,909	1,482
Income from Continuing Operations before Taxes	515	171	1,129	526	(26)	(169)	(248)	(13,127)	(3,738)	(9,186)	1,960
Income Taxes (Benefits)	(23)	(166)	187	81	(173)	(146)	(233)	(5,545)	(1,402)	(334)	(102)
Income (Loss) from Continuing Operations	538	337	942	445	147	(23)	(15)	(7,582)	(2,336)	(8,852)	2,062
Income (Loss) from Discontinued Operations, net of taxes	6	(10)	(45)	(2)	(23)	(30)	(3)	(58)	270	(2)	(54)
Noncontrolling Interests	(2)	3	17	(7)	8	(5)	2	89	102	47	29
Net Income (Loss)	$546	$324	$880	$450	$116	$(48)	$(20)	$(7,729)	$(2,168)	$(8,901)	$1,979

EOP Assets (in billions of dollars)	$176	$168	$132	$124	$117	$104	$103
Average Assets (in billions of dollars)	$175	$179	$148	$129	$120	$111	$100	$291	$235	$211	$174
Return on Average Assets	1.25%	0.72%	2.36%	1.40%	0.39%	(0.17)%	(0.08)%	(2.69)%	(0.94)%	(4.24)%	1.14%
Efficiency Ratio	68%	81%	55%	64%	110%	113%	131%	316%	116%	176%	68%

Corporate/Other Consumer Key Indicators:

Consumer - International (1) (2)

Branches (actual)	301	304	293	246	223	224	61
Average Loans (in billions)	$9.9	$8.8	$8.3	$6.7	$6.1	$5.4	$2.4	28.2	22.9	18.3	10.0
EOP Loans (in billions)	$9.4	$8.7	$8.2	$6.4	$5.5	$5.5	$2.4
Net Interest Revenue	$416	$389	$336	$269	$259	$246	$94
As a % of Average Loans	16.25%	17.54%	16.06%	16.15%	17.08%	18.12%	15.58%
Net Credit Losses	$116	$93	$122	$78	$77	$82	$32	1,150	817	605	443
As a % of Average Loans	4.70%	4.19%	5.83%	4.68%	5.08%	6.04%	5.30%	4.08%	3.57%	3.31%	4.43%
Loans 90+ Days Past Due	$185	$174	$157	$145	$170	$164	$94
As a % of EOP Loans	1.97%	2.00%	1.91%	2.27%	3.09%	2.98%	3.92%
Loans 30-89 Days Past Due	$213	$193	$179	$161	$138	$135	$49
As a % of EOP Loans	2.27%	2.22%	2.18%	2.52%	2.51%	2.45%	2.04%

Consumer - North America (3)

Branches (actual)	273	272	272	266	261	259	251
Average Loans (in billions of dollars)	$55.5	$52.7	$49.4	$39.4	$37.2	$35.4	$32.0	114.9	94.5	78.9	56.6
EOP Loans (in billions of dollars)	$54.2	$50.7	$40.5	$38.6	$35.7	$33.4	$30.8
Net Interest Revenue	$786	$769	$529	$339	$296	$231	$198
As a % of Average Loans	2.07%	2.03%	1.96%	3.46%	3.20%	2.60%	2.46%
Net Credit Losses (4)	$193	$166	$141	$65	$24	$52	$28	5,337	2,828	1,558	863
As a % of Average Loans	1.39%	1.25%	1.13%	0.66%	0.26%	0.58%	0.35%	4.64%	2.99%	1.97%	1.52%
Loans 90+ Days Past Due (5)	$1,462	$1,354	$770	$751	$708	$693	$740
As a % of EOP Loans	2.84%	2.81%	2.01%	2.05%	2.09%	2.17%	2.52%
Loans 30-89 Days Past Due (5)	$1,153	$1,230	$857	$768	$720	$714	$686
As a % of EOP Loans	2.24%	2.56%	2.24%	2.09%	2.12%	2.24%	2.33%

(1)         Includes Citi Holdings, certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

(2)         As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015. As a result of HFS accounting treatment, approximately $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2015. The OneMain sale was completed on November 15, 2015.  Additionally, the HFS treatment resulted in the reclassification of loans of OneMain to Other assets, where applicable.

(3)         As a result of Citigroup’s entry into agreements in October 2016 to sell its Brazil and Argentina consumer banking businesses, these businesses were classified as HFS at the end of the fourth quarter 2016.  As aresult of HFS accounting treatment, approximately $35 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2016. Additionally, the HFS treatment resulted in the reclassification of loans of these businesses to Other assets, where applicable.

(4)         The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.  The second and fourth quarters of 2016 include releases of $89 million and $30 million, respectively, related to sales and transfers of mortgage loans during those quarters.

(5)         See footnote 3 on page 18.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

Full
Year
2016

Net Interest Revenue	$2,985
Non-interest revenue (2)(3)	2,144
Total Revenues, Net of Interest Expense	5,129
Total Operating Expenses	4,977
Net Credit Losses	435
Credit Reserve Build / (Release)	(456)
Provision for Benefits and Claims	98
Provision for Unfunded Lending Commitments	(8)
Total provisions for credit losses and for benefits and claims (2)(3)(4)	69
Income from Continuing Operations before Taxes	83
Income Taxes (Benefits)	(471)
Income (Loss) from Continuing Operations	554
Income (Loss) from Discontinued Operations, net of taxes	(58)
Noncontrolling Interests	(2)
Net Income (Loss)	$498
EOP Assets (in billions of dollars)
Average Assets (in billions of dollars)	$115
Return on Average Assets	0.43%
Efficiency Ratio	97%

Corporate/Other Consumer Key Indicators:

Consumer - International (1) (2)

Branches (actual)
Average Loans (in billions)	5.2
EOP Loans (in billions)
Net Interest Revenue
As a % of Average Loans
Net Credit Losses	269
As a % of Average Loans	5.17%
Loans 90+ Days Past Due
As a % of EOP Loans
Loans 30-89 Days Past Due
As a % of EOP Loans

Consumer - North America (3)

Branches (actual)
Average Loans (in billions of dollars)	36.0
EOP Loans (in billions of dollars)
Net Interest Revenue
As a % of Average Loans
Net Credit Losses (4)	169
As a % of Average Loans	0.47%
Loans 90+ Days Past Due (5)
As a % of EOP Loans
Loans 30-89 Days Past Due (5)
As a % of EOP Loans

(1)         Includes Citi Holdings, certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

(2)         As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015. As a result of HFS accounting treatment, approximately $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2015. The OneMain sale was completed on November 15, 2015.  Additionally, the HFS treatment resulted in the reclassification of loans of OneMain to Other assets, where applicable.

(3)         As a result of Citigroup’s entry into agreements in October 2016 to sell its Brazil and Argentina consumer banking businesses, these businesses were classified as HFS at the end of the fourth quarter 2016.  As a result of HFS accounting treatment, approximately $35 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2016. Additionally, the HFS treatment resulted in the reclassification of loans of these businesses to Other assets, where applicable.

(4)         The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.  The second and fourth quarters of 2016 include releases of $89 million and $30 million, respectively, related to sales and transfers of mortgage loans during those quarters.

(5)         See footnote 3 on page 18.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER CONSUMER KEY INDICATORS - Continued (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015

North America Mortgages

Residential First	$66.6	$64.2	$62.0	$59.2	$56.8	$52.8	$47.9	$45.5	$43.8	$41.9	$39.2	$37.0	$33.2	$29.2	$27.8
Home Equity	39.5	37.9	36.6	34.9	33.5	32.0	30.6	29.3	28.2	27.4	26.4	25.3	24.4	23.3	22.0
Average Loans (in billions of dollars)	$106.1	$102.1	$98.6	$94.1	$90.3	$84.8	$78.5	$74.8	$72.0	$69.3	$65.6	$62.3	$57.6	$52.5	$49.8

Residential First	$65.0	$62.6	$59.9	$57.7	$53.5	$48.6	$46.5	$44.6	$43.2	$40.0	$37.5	$34.4	$29.8	$28.6	$26.4
Home Equity	38.6	37.2	35.4	34.1	32.6	31.2	29.8	28.7	27.7	26.9	25.9	24.9	23.8	22.7	21.5
EOP Loans (in billions of dollars) (1)	$103.6	$99.8	$95.3	$91.8	$86.1	$79.8	$76.3	$73.3	$70.9	$66.9	$63.4	$59.3	$53.6	$51.3	$47.9

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$182.3	$168.4	$155.1	$142.9	$128.8	$116.7	$106.4	$100.1	$88.4	$69.9	$56.0	$47.4	$43.4	$39.2	$36.4
Net Servicing & Gain/(Loss) on Sale	$77.3	$(124.2)	$81.3	$77.6	$78.8	$98.7	$25.1	$53.5	$27.2	$34.6	$81.5	$96.8	$96.2	$61.3	$49.6
Net Interest Revenue	$385	$407	$434	$423	$457	$422	$437	$451	$464	$439	$419	$413	$343	$301	$277
As a % of Avg. Loans	1.46%	1.60%	1.75%	1.79%	2.05%	2.00%	2.21%	2.39%	2.61%	2.54%	2.53%	2.63%	2.42%	2.30%	2.21%

Residential First	$745	$426	$622	$367	$318	$279	$211	$297	$190	$91	$137	$117	$103	$101	$84
Home Equity	561	448	863	355	312	274	212	269	140	114	98	87	81	70	61
Net Credit Losses (NCLs)	$1,306	$874	$1,485	$722	$630	$553	$423	$566	$330	$205	$235	$204	$184	$171	$145
As a % of Avg. Loans	4.95%	3.44%	5.99%	3.05%	2.83%	2.62%	2.14%	3.00%	1.86%	1.19%	1.42%	1.30%	1.30%	1.31%	1.16%

Residential First	$3,878	$3,774	$3,439	$3,114	$2,454	$2,106	$1,928	$1,772	$1,767	$1,743	$1,345	$1,185	$1,089	$973	$881
Home Equity	903	863	833	822	722	678	641	582	542	517	503	500	484	458	441
Loans 90+ Days Past Due (1) (3) (4)	$4,781	$4,637	$4,272	$3,936	$3,176	$2,784	$2,569	$2,354	$2,309	$2,260	$1,848	$1,685	$1,573	$1,431	$1,322
As a % of EOP Loans	5.05%	5.08%	4.92%	4.71%	4.08%	3.87%	3.73%	3.57%	3.61%	3.66%	3.16%	3.05%	3.08%	2.94%	2.92%

Residential First	$3,024	$3,134	$3,326	$2,911	$2,411	$2,212	$2,015	$1,884	$1,577	$1,642	$1,425	$1,123	$879	$830	$871
Home Equity	744	725	689	630	517	483	427	422	350	336	334	324	269	275	311
Loans 30-89 Days Past Due (1) (3) (4)	$3,768	$3,859	$4,015	$3,541	$2,928	$2,695	$2,442	$2,306	$1,927	$1,978	$1,759	$1,447	$1,148	$1,105	$1,182
As a % of EOP Loans	3.98%	4.23%	4.62%	4.24%	3.76%	3.74%	3.55%	3.49%	3.02%	3.21%	3.01%	2.62%	2.25%	2.27%	2.61%

(1)    The fourth quarter of 2015 reflects the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets). Delinquencies and related ratios are not included for Loans HFS.

(2)    See footnote 4 on page 18.

(3)    The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $1.5 billion and ($2.2 billion), $1.3 billion and ($1.9 billion), $1.2 billion and ($1.8 billion), $1.0 billion and ($1.5 billion), and $0.9 billion and (1.4 billion) as of December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.2 billion and ($2.2 billion), $0.2 billion and ($1.9 billion), $0.2 billion and ($1.8 billion), $0.1 billion and ($1.5 billion), and $0.2 billion and ($1.4 billion), as of December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

(4)    The December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $11 million, $9 million, $9 million, $9 million and $7 million, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER CONSUMER KEY INDICATORS - Continued (In millions of dollars, except as otherwise noted)

	4Q	1Q	2Q	3Q	4Q
	2015	2016	2016	2016	2016

North America Mortgages

Residential First	$25.7	$18.1	$16.5	$15.5	$13.9
Home Equity	21.0	18.6	18.0	16.7	15.6
Average Loans (in billions of dollars)	$46.7	$36.7	$34.5	$32.2	$29.5

Residential First	$18.7	$17.6	$15.8	$14.8	$13.4
Home Equity	19.1	18.3	17.3	16.1	15.0
EOP Loans (in billions of dollars) (1)	$37.8	$35.9	$33.1	$30.9	$28.4

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$34.0	$29.3	$28.5	$18.6	$18.0
Net Servicing & Gain/(Loss) on Sale	$5.0	$118.4	$19.4	$17.0	$17.9
Net Interest Revenue	$246	$258	$178	$150	$114
As a % of Avg. Loans	2.09%	2.83%	2.08%	1.85%	1.54%

Residential First	$65	$1	$(12)	$7	$(23)
Home Equity	56	42	13	23	25
Net Credit Losses (NCLs)	$121	$43	$1	$30	$2
As a % of Avg. Loans	1.03%	0.47%	0.01%	0.37%	0.03%

Residential First	$323	$314	$267	$245	$290
Home Equity	417	409	414	418	420
Loans 90+ Days Past Due (1) (3) (4)	$740	$723	$681	$663	$710
As a % of EOP Loans	2.08%	2.13%	2.18%	2.26%	2.63%

Residential First	$539	$454	$433	$426	$395
Home Equity	271	274	241	244	234
Loans 30-89 Days Past Due (1) (3) (4)	$810	$728	$674	$670	$629
As a % of EOP Loans	2.28%	2.14%	2.15%	2.28%	2.33%

(1)    The fourth quarter of 2015 reflects the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets). Delinquencies and related ratios are not included for Loans HFS.

(2)    See footnote 4 on page 18.

(3)    The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $1.5 billion and ($2.2 billion), $1.3 billion and ($1.9 billion), $1.2 billion and ($1.8 billion), $1.0 billion and ($1.5 billion), and $0.9 billion and (1.4 billion) as of December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.2 billion and ($2.2 billion), $0.2 billion and ($1.9 billion), $0.2 billion and ($1.8 billion), $0.1 billion and ($1.5 billion), and $0.2 billion and ($1.4 billion), as of December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

(4)    The December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $11 million, $9 million, $9 million, $9 million and $7 million, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER MEMO - CITI HOLDINGS ALREADY INCLUDED AS A COMPONENT OF CORPORATE/OTHER (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015
Revenues
Net interest revenue	$1,319	$1,192	$1,294	$1,241	$1,349	$1,367	$1,336	$1,424	$1,413	$1,498	$1,367	$1,279	$1,265
Non-interest revenue (1) (2)	569	718	(4,027)	816	544	698	856	853	938	887	1,073	853	886
Total revenues, net of interest expense	1,888	1,910	(2,733)	2,057	1,893	2,065	2,192	2,277	2,351	2,385	2,440	2,132	2,151

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	1,874	1,479	1,964	1,139	1,089	893	793	896	664	530	486	506	469
Credit Reserve Build / (Release)	(510)	(226)	(800)	64	(333)	(472)	(674)	(526)	(341)	(210)	(148)	(221)	(172)
Provision for loan losses	1,364	1,253	1,164	1,203	756	421	119	370	323	320	338	285	297
Provision for Benefits and Claims	181	175	171	166	179	165	166	155	167	156	167	166	169
Provision for unfunded lending commitments	(26)	(19)	(16)	5	(4)	7	(5)	(7)	(5)	(3)	(3)	—	(5)
Total provisions for credit losses and for benefits and claims (1)(2)(3)	1,519	1,409	1,319	1,374	931	593	280	518	485	473	502	451	461

Total operating expenses	2,053	2,082	2,020	2,532	2,341	2,341	2,157	2,289	2,306	5,307	1,659	1,586	1,384

Income (Loss) from Continuing Operations before Income Taxes	(1,684)	(1,581)	(6,072)	(1,849)	(1,379)	(869)	(245)	(530)	(440)	(3,395)	279	95	306
Provision (benefits) for income taxes	(643)	(635)	(2,487)	(755)	(582)	(340)	(149)	(116)	(159)	72	65	30	152

Income (Loss) from Continuing Operations	(1,041)	(946)	(3,585)	(1,094)	(797)	(529)	(96)	(414)	(281)	(3,467)	214	65	154

Noncontrolling Interests	2	1	—	1	5	1	6	4	2	—	4	—	1
Citi Holding’s Net Income (Loss)	$(1,043)	$(947)	$(3,585)	$(1,095)	$(802)	$(530)	$(102)	$(418)	$(283)	$(3,467)	$210	$65	$153
Average Assets (in billions of dollars)	$274	$252	$237	$222	$205	$193	$173	$167	$162	$159	$152	$141	$134
Return on Average Assets	(1.56)%	(1.54)%	(6.12)%	(2.00)%	(1.62)%	(1.10)%	(0.23)%	(0.99)%	(0.71)%	(8.75)%	0.55%	0.18%	0.46%
Efficiency Ratio	109%	109%	-74%	123%	124%	113%	98%	101%	98%	223%	68%	74%	64%

Balance Sheet Data (in billions):

Total EOP Assets	$259	$242	$227	$211	$200	$178	$171	$164	$161	$158	$146	$138	$130

Total EOP Loans	$153	$147	$141	$135	$126	$115	$112	$108	$104	$97	$91	$85	$67

Total EOP Deposits	$102	$102	$112	$111	$106	$105	$83	$74	$67	$58	$49	$21	$16

(1)

As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015. As a result of HFS accounting treatment, approximately $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2015. The OneMain sale was completed on November 15, 2015. Additionally, the HFS treatment resulted in the reclassification of loans of OneMain to Other assets, where applicable.

(2)

As a result of Citigroup’s entry into agreements in October 2016 to sell its Brazil and Argentina consumer banking businesses, these businesses were classified as HFS at the end of the fourth quarter 2016. As a result of HFS accounting treatment, approximately $35 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2016. Additionally, the HFS treatment resulted in the reclassification of loans of these businesses to Other assets, where applicable.

(3)

The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter. The second and fourth quarters of 2016 include releases of $89 million and $30 million, respectively, related to sales and transfers of mortgage loans during those quarters.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER MEMO - CITI HOLDINGS ALREADY INCLUDED AS A COMPONENT OF CORPORATE/OTHER (In millions of dollars, except as otherwise noted)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015
Revenues
Net interest revenue	$1,213	$1,155	$855	$602	$550	$479	$406	$5,046	$5,476	$5,557	$4,488
Non-interest revenue (1) (2)	769	530	2,318	878	294	395	248	(1,924)	2,951	3,751	4,503
Total revenues, net of interest expense	1,982	1,685	3,173	1,480	844	874	654	3,122	8,427	9,308	8,991

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	334	272	261	143	102	129	59	6,456	3,671	2,186	1,336
Credit Reserve Build / (Release)	(185)	(171)	73	(31)	(224)	(122)	(78)	(1,472)	(2,005)	(920)	(455)
Provision for loan losses	149	101	334	112	(122)	7	(19)	4,984	1,666	1,266	881
Provision for Benefits and Claims	160	161	134	60	29	10	—	693	665	656	624
Provision for unfunded lending commitments	2	(19)	(1)	(2)	(5)	—	(1)	(56)	(9)	(11)	(23)
Total provisions for credit losses and for benefits and claims (1)(2)(3)	311	243	467	170	(98)	17	(20)	5,621	2,322	1,911	1,482

Total operating expenses	1,361	1,373	1,449	828	858	826	659	8,687	9,128	10,858	5,567

Income (Loss) from Continuing Operations before Income Taxes	310	69	1,257	482	84	31	15	(11,186)	(3,023)	(3,461)	1,942
Provision (benefits) for income taxes	146	67	571	131	(15)	(41)	(70)	(4,520)	(1,187)	8	936

Income (Loss) from Continuing Operations	164	2	686	351	99	72	85	(6,666)	(1,836)	(3,469)	1,006

Noncontrolling Interests	—	—	10	1	5	—	—	4	16	6	11
Citi Holding’s Net Income (Loss)	$164	$2	$676	$350	$94	$72	$85	$(6,670)	$(1,852)	$(3,475)	$995
Average Assets (in billions of dollars)	$126	$120	$97	$78	$71	$64	$58	$246	$185	$154	$119
Return on Average Assets	0.52%	0.01%	2.76%	1.80%	0.53%	0.45%	0.58%	(2.75)%	(1.02)%	(2.27)%	0.84%
Efficiency Ratio	69%	81%	46%	56%	102%	95%	101%	278%	108%	117%	62%

Balance Sheet Data (in billions):

Total EOP Assets	$124	$117	$81	$73	$66	$61	$54	$211	$164	$138	$81

Total EOP Loans	$64	$60	$49	$45	$41	$39	$33	$135	$108	$85	$49

Total EOP Deposits	$12	$11	$10	$9	$6	$6	$2	$111	$74	$21	$10

(1)

As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015. As a result of HFS accounting treatment, approximately $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2015. The OneMain sale was completed on November 15, 2015. Additionally, the HFS treatment resulted in the reclassification of loans of OneMain to Other assets, where applicable.

(2)

As a result of Citigroup’s entry into agreements in October 2016 to sell its Brazil and Argentina consumer banking businesses, these businesses were classified as HFS at the end of the fourth quarter 2016. As a result of HFS accounting treatment, approximately $35 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2016. Additionally, the HFS treatment resulted in the reclassification of loans of these businesses to Other assets, where applicable.

(3)

The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter. The second and fourth quarters of 2016 include releases of $89 million and $30 million, respectively, related to sales and transfers of mortgage loans during those quarters.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER MEMO - CITI HOLDINGS ALREADY INCLUDED AS A COMPONENT OF CORPORATE/OTHER (In millions of dollars, except as otherwise noted)

Full
Year
2016
Revenues
Net interest revenue	$2,037
Non-interest revenue (1) (2)	1,815
Total revenues, net of interest expense	3,852

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	433
Credit Reserve Build / (Release)	(455)
Provision for loan losses	(22)
Provision for Benefits and Claims	99
Provision for unfunded lending commitments	(8)
Total provisions for credit losses and for benefits and claims (1)(2)(3)	69

Total operating expenses	3,171

Income (Loss) from Continuing Operations before Income Taxes	612
Provision (benefits) for income taxes	5

Income (Loss) from Continuing Operations	607

Noncontrolling Interests	6
Citi Holding’s Net Income (Loss)	$601
Average Assets (in billions of dollars)	$68
Return on Average Assets	0.88%
Efficiency Ratio	82%

Balance Sheet Data (in billions):

Total EOP Assets	$54

Total EOP Loans	$33

Total EOP Deposits	$2

(1)

As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015. As a result of HFS accounting treatment, approximately $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2015. The OneMain sale was completed on November 15, 2015. Additionally, the HFS treatment resulted in the reclassification of loans of OneMain to Other assets, where applicable.

(2)

As a result of Citigroup’s entry into agreements in October 2016 to sell its Brazil and Argentina consumer banking businesses, these businesses were classified as HFS at the end of the fourth quarter 2016. As a result of HFS accounting treatment, approximately $35 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2016. Additionally, the HFS treatment resulted in the reclassification of loans of these businesses to Other assets, where applicable.

(3)

The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter. The second and fourth quarters of 2016 include releases of $89 million and $30 million, respectively, related to sales and transfers of mortgage loans during those quarters.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2015	2016	2016	2015	2016	2016	2015		2016		2016
Assets:
Deposits with Banks	$122,098	$131,571	$143,119	$189	$247	$268	0.61%		0.75%		0.74%
Fed Funds Sold and Resale Agreements (6)	226,388	234,996	235,364	554	636	596	0.97%		1.08%		1.01%
Trading Account Assets (7)	195,193	201,206	194,782	1,465	1,471	1,371	2.98%		2.91%		2.80%
Investments	343,974	354,789	345,552	1,900	1,946	1,963	2.19%		2.18%		2.26%
Total Loans (net of Unearned Income) (8)	624,955	635,771	626,028	9,975	10,246	10,033	6.33%		6.41%		6.38%
Other Interest-Earning Assets	60,323	52,668	62,602	409	221	321	2.69%		1.67%		2.04%
Total Average Interest-Earning Assets	$1,572,931	$1,611,001	$1,607,447	$14,492	$14,767	$14,552	3.66%		3.65%		3.60%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$696,560	$731,231	$718,871	$954	$1,107	$1,041	0.54%		0.60%		0.58%
Deposit Insurance and FDIC Assessment	—	—	—	269	336	306
Total Deposits	696,560	731,231	718,871	1,223	1,443	1,347	0.70%		0.79%		0.75%
Fed Funds Purchased and Repurchase Agreements (6)	162,998	157,984	150,137	415	459	424	1.01%		1.16%		1.12%
Trading Account Liabilities (7)	63,213	76,237	81,670	59	102	124	0.37%		0.53%		0.60%
Short-Term Borrowings	89,094	81,304	94,935	87	90	177	0.39%		0.44%		0.74%
Long-Term Debt (9)	185,919	181,933	183,637	1,117	1,080	1,205	2.38%		2.36%		2.61%
Total Average Interest-Bearing Liabilities	$1,197,784	$1,228,689	$1,229,250	$2,901	$3,174	$3,277	0.96%		1.03%		1.06%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,197,784	$1,228,689	$1,229,250	$2,632	$2,838	$2,971	0.87%		0.92%		0.96%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,591	$11,593	$11,275	2.92%		2.86%		2.79%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,860	$11,929	$11,581	2.99%		2.95%		2.87%

4Q16 Increase (Decrease) From							(13	)bps	(7	)bps

4Q16 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(12	)bps	(8	)bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $126 million for the fourth quarter of 2015, $114 million for the third quarter of 2016 and $112 million for the fourth quarter of 2016.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary.

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Deposits by Business

Global Consumer Banking
North America	$161.5	$161.4	$164.9	$173.4	$175.4	$174.5	$177.5	$178.9	$181.4	$179.4	$180.6	$180.2	$181.6
Latin America	28.5	28.8	30.5	31.7	31.7	29.2	29.8	31.4	30.8	31.1	29.2	29.2	27.4
Asia (1)	95.0	96.0	96.5	94.9	93.1	87.9	87.6	88.9	90.7	92.9	90.3	89.0	89.5
Total	$285.0	$286.2	$291.9	$300.0	$300.2	$291.6	$294.9	$299.2	$302.9	$303.4	$300.1	$298.4	$298.5

ICG
North America	$164.2	$158.3	$148.6	$144.8	$147.3	$150.7	$166.1	$177.5	$179.1	$175.7	$177.0	$196.2	$251.5
EMEA	157.3	160.0	175.4	171.2	173.1	174.0	181.9	185.6	184.7	186.2	179.4	164.2	151.8
Latin America	49.6	49.1	59.5	55.1	57.0	57.8	63.6	60.6	67.4	66.3	63.2	54.8	34.9
Asia	144.3	151.7	154.8	146.8	141.3	144.4	148.2	145.4	138.7	144.9	144.5	141.6	134.5
Total	$515.4	$519.1	$538.3	$517.9	$518.7	$526.9	$559.8	$569.1	$569.9	$573.1	$564.1	$556.8	$572.7

Corporate/Other	$105.6	$109.0	$114.4	$112.7	$114.9	$119.9	$100.8	$100.0	$93.5	$89.2	$78.5	$44.1	$28.4

Total Deposits - EOP	$906.0	$914.3	$944.6	$930.6	$933.8	$938.4	$955.5	$968.3	$966.3	$965.7	$942.7	$899.3	$899.6

Total Deposits - Average	$869.1	$893.4	$921.2	$928.9	$920.4	$924.5	$922.1	$956.4	$957.4	$959.5	$954.2	$938.7	$899.5

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$906.0	$914.3	$944.6	$930.6	$933.8	$938.4	$955.5	$968.3	$966.3	$965.7	$942.7	$899.3	$899.6
Impact of FX Translation (2)	(80.1)	(70.8)	(82.2)	(81.5)	(75.2)	(64.4)	(70.8)	(70.3)	(67.9)	(71.7)	(55.2)	(40.2)	(27.7)
Total EOP Deposits - Ex-FX (2)	$825.9	$843.5	$862.4	$849.1	$858.6	$874.0	$884.7	$898.0	$898.4	$894.0	$887.5	$859.1	$871.9

(1)	Asia GCB includes deposits of certain EMEA countries for all periods presented.
(2)

Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2016 exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2015	2015	2015	2016	2016	2016	2016

Deposits by Business

Global Consumer Banking
North America	$182.5	$180.0	$181.6	$183.7	$183.3	$185.6	$185.0
Latin America	27.5	24.8	27.0	26.7	26.4	25.8	24.9
Asia (1)	89.4	87.0	87.6	90.7	90.5	93.6	89.9
Total	$299.4	$291.8	$296.2	$301.1	$300.2	$305.0	$299.8

ICG
North America	$261.7	$261.6	$267.3	$269.3	$274.5	$276.1	$282.6
EMEA	159.9	160.3	153.5	166.0	162.4	170.0	163.5
Latin America	32.1	29.6	27.0	28.2	25.2	26.1	25.7
Asia	136.0	144.9	141.3	145.2	146.5	146.6	140.0
Total	$589.7	$596.4	$589.1	$608.7	$608.6	$618.8	$611.8

Corporate/Other	$18.9	$16.0	$22.6	$24.8	$29.1	$16.5	$17.8

Total Deposits - EOP	$908.0	$904.2	$907.9	$934.6	$937.9	$940.3	$929.4

Total Deposits - Average	$906.4	$903.1	$908.8	$911.7	$935.6	$944.2	$935.1

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$908.0	$904.2	$907.9	$934.6	$937.9	$940.3	$929.4
Impact of FX Translation (2)	(29.8)	(16.4)	(14.5)	(20.8)	(15.4)	(15.8)	—
Total EOP Deposits - Ex-FX (2)	$878.2	$887.8	$893.4	$913.8	$922.5	$924.5	$929.4

(1)	Asia GCB includes deposits of certain EMEA countries for all periods presented.
(2)

Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2016 exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Global Consumer Banking

North America
Credit Cards	$109.4	$109.3	$108.8	$111.5	$104.6	$105.3	$111.8	$116.8	$109.1	$110.4	$109.5	$114.0	$105.9
Retail Banking	40.6	40.9	41.5	42.7	43.2	41.8	43.3	44.3	45.2	46.4	47.8	47.1	48.1
Total	$150.0	$150.2	$150.3	$154.2	$147.8	$147.1	$155.1	$161.1	$154.3	$156.8	$157.3	$161.1	$154.0

Latin America
Credit Cards	$6.0	$5.9	$6.3	$6.6	$7.1	$7.0	$7.1	$7.4	$7.2	$7.4	$7.3	$6.7	$6.1
Retail Banking	19.8	19.6	21.0	21.7	23.4	22.8	22.2	23.5	23.1	23.5	22.8	21.0	20.8
Total	$25.8	$25.5	$27.3	$28.3	$30.5	$29.8	$29.3	$30.9	$30.3	$30.9	$30.1	$27.7	$26.9

Asia (1)
Credit Cards	$19.9	$19.7	$20.1	$20.8	$20.0	$19.5	$18.8	$19.3	$18.8	$19.6	$18.9	$18.6	$17.8
Retail Banking	68.5	67.4	69.3	69.9	69.8	69.1	70.8	72.3	74.3	76.6	75.3	73.3	71.8
Total	$88.4	$87.1	$89.4	$90.7	$89.8	$88.6	$89.6	$91.6	$93.1	$96.2	$94.2	$91.9	$89.6

Total GCB Consumer Loans
Credit Cards	$135.3	$134.9	$135.2	$138.9	$131.7	$131.8	$137.7	$143.5	$135.1	$137.4	$135.7	$139.3	$129.8
Retail Banking	128.9	127.9	131.8	134.3	136.4	133.7	136.3	140.1	142.6	146.5	145.9	141.4	140.7
Total GCB	$264.2	$262.8	$267.0	$273.2	$268.1	$265.5	$274.0	$283.6	$277.7	$283.9	$281.6	$280.7	$270.5

Corporate/Other - Consumer:

North America
Mortgages	103.6	99.8	95.3	91.8	86.1	79.8	76.3	73.3	70.9	66.9	63.4	59.3	53.6
Other	15.3	14.8	13.8	13.3	12.2	11.9	12.0	12.0	11.4	11.6	11.5	11.5	3.0
Total	$118.9	$114.6	$109.1	$105.1	$98.3	$91.7	$88.3	$85.3	$82.3	$78.5	$74.9	$70.8	$56.6

International	$29.4	$28.1	$27.8	$26.6	$24.9	$21.0	$21.2	$20.7	$20.1	$19.9	$15.4	$14.4	$10.2

Corporate/Other - Other Consumer	1.1	1.0	1.1	0.9	0.8	0.8	0.9	0.7	0.5	(2.2)	0.2	(0.3)	0.1

Total Corporate/Other - Consumer	$149.4	$143.7	$138.0	$132.6	$124.0	$113.5	$110.4	$106.7	$102.9	$96.2	$90.5	$84.9	$66.9

Total Consumer Loans	$413.6	$406.5	$405.0	$405.8	$392.1	$379.0	$384.4	$390.3	$380.6	$380.1	$372.1	$365.6	$337.4

Total Corporate Loans
North America	$80.4	$88.4	$94.3	$93.5	$91.6	$99.8	$103.6	$106.2	$107.3	$108.8	$114.1	$117.3	$118.8
EMEA	55.9	61.0	58.8	57.1	61.4	60.6	62.1	62.4	64.8	64.9	60.8	59.5	61.8
Latin America	35.0	34.6	36.6	38.0	38.4	37.9	39.5	40.1	42.1	42.0	40.1	39.3	40.3
Asia	63.2	64.5	63.8	61.0	62.8	66.4	68.0	66.5	69.4	71.7	66.7	62.9	62.7
Total Corporate Loans	$234.5	$248.5	$253.5	$249.6	$254.2	$264.7	$273.2	$275.2	$283.6	$287.4	$281.7	$279.0	$283.6

Total Loans	$648.0	$655.0	$658.4	$655.5	$646.4	$643.7	$657.6	$665.5	$664.2	$667.5	$653.8	$644.6	$621.1

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$648.0	$655.0	$658.4	$655.5	$646.4	$643.7	$657.6	$665.5	$664.2	$667.5	$653.8	$644.6	$621.1
Impact of FX Translation (2)	(47.3)	(41.8)	(49.6)	(49.9)	(48.2)	(41.0)	(42.8)	(43.1)	(42.4)	(45.9)	(36.5)	(26.7)	(19.5)
Total EOP Loans - Ex-FX (2)	$600.7	$613.2	$608.8	$605.6	$598.2	$603.6	$614.8	$622.4	$621.8	$621.6	$617.3	$617.9	$601.6

Note:  Certain small balance consumer loans included in the above lines are classified as corporate loans on the Consolidated Balance Sheet.

(1)    Asia GCB includes loans of certain EMEA countries for all periods presented.

(2)    Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2016 exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (In billions of dollars)

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2015	2015	2015	2016	2016	2016	2016

Global Consumer Banking

North America
Credit Cards	$107.7	$107.9	$113.3	$107.4	$120.8	$125.2	$133.3
Retail Banking	49.2	51.0	52.2	53.5	54.8	54.8	55.3
Total	$156.9	$158.9	$165.5	$160.9	$175.6	$180.0	$188.6

Latin America
Credit Cards	$5.9	$5.4	$5.4	$5.3	$5.0	$4.9	$4.8
Retail Banking	20.8	19.5	19.7	19.8	19.1	18.7	18.0
Total	$26.7	$24.9	$25.1	$25.1	$24.1	$23.6	$22.8

Asia (1)
Credit Cards	$18.1	$17.0	$17.6	$17.6	$17.6	$17.7	$17.5
Retail Banking	72.4	68.6	68.4	68.7	67.5	68.1	63.0
Total	$90.5	$85.6	$86.0	$86.3	$85.1	$85.8	$80.5

Total GCB Consumer Loans
Credit Cards	$131.7	$130.3	$136.3	$130.3	$143.4	$147.8	$155.6
Retail Banking	142.4	139.1	140.3	142.0	141.4	141.6	136.3
Total GCB	$274.1	$269.4	$276.6	$272.3	$284.8	$289.4	$291.9

Corporate/Other - Consumer:

North America
Mortgages	51.3	47.9	37.8	35.9	33.1	30.9	28.4
Other	2.9	2.8	2.7	2.7	2.6	2.5	2.4
Total	$54.2	$50.7	$40.5	$38.6	$35.7	$33.4	$30.8

International	$9.4	$8.7	$8.2	$6.4	$5.5	$5.5	$2.4

Corporate/Other - Other Consumer	0.2	0.1	0.2	0.3	0.1	0.1	—

Total Corporate/Other - Consumer	$63.8	$59.5	$48.9	$45.3	$41.3	$39.0	$33.2

Total Consumer Loans	$337.9	$328.9	$325.5	$317.6	$326.1	$328.4	$325.1

Total Corporate Loans
North America	$126.7	$128.8	$130.5	$135.7	$139.3	$144.3	$142.3
EMEA	64.3	63.3	60.6	65.2	69.0	67.9	62.5
Latin America	40.4	40.6	40.3	38.7	38.0	37.7	36.9
Asia	62.8	60.8	60.8	61.7	61.1	60.2	57.6
Total Corporate Loans	$294.2	$293.5	$292.2	$301.3	$307.4	$310.1	$299.3

Total Loans	$632.1	$622.4	$617.6	$618.8	$633.5	$638.4	$624.4

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$632.1	$622.4	$617.6	$618.8	$633.5	$638.4	$624.4
Impact of FX Translation (2)	(19.9)	(9.8)	(8.5)	(12.3)	(9.0)	(9.0)	—
Total EOP Loans - Ex-FX (2)	$612.2	$612.6	$609.1	$606.5	$624.5	$629.4	$624.4

Note:  Certain small balance consumer loans included in the above lines are classified as corporate loans on the Consolidated Balance Sheet.

(1)    Asia GCB includes loans of certain EMEA countries for all periods presented.

(2)    Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2016 exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

GCB (2)
Total	$2,932	$2,692	$2,630	$2,688	$2,572	$2,359	$2,428	$2,718	$2,674	$2,561	$2,508	$2,444	$2,132
Ratio	1.12%	1.03%	0.99%	0.99%	0.96%	0.89%	0.89%	0.96%	0.97%	0.91%	0.89%	0.87%	0.79%

Retail Bank (2)
Total	$711	$744	$742	$742	$742	$710	$745	$840	$890	$904	$868	$736	$540
Ratio	0.56%	0.59%	0.57%	0.56%	0.55%	0.54%	0.55%	0.60%	0.63%	0.62%	0.60%	0.52%	0.39%
North America (2)	$260	$294	$291	$280	$282	$285	$277	$257	$243	$227	$229	$225	$123
Ratio	0.66%	0.74%	0.72%	0.68%	0.68%	0.70%	0.66%	0.60%	0.55%	0.50%	0.49%	0.49%	0.26%
Latin America	$209	$211	$236	$237	$235	$226	$262	$394	$452	$467	$427	$325	$238
Ratio	1.06%	1.08%	1.12%	1.09%	1.00%	0.99%	1.18%	1.68%	1.96%	1.99%	1.87%	1.55%	1.14%
Asia (3)	$242	$239	$215	$225	$225	$199	$206	$189	$195	$210	$212	$186	$179
Ratio	0.35%	0.35%	0.31%	0.32%	0.32%	0.29%	0.29%	0.26%	0.26%	0.27%	0.28%	0.25%	0.25%

Cards
Total	$2,221	$1,948	$1,888	$1,946	$1,830	$1,649	$1,683	$1,878	$1,784	$1,657	$1,640	$1,708	$1,592
Ratio	1.64%	1.44%	1.40%	1.40%	1.39%	1.25%	1.22%	1.31%	1.32%	1.21%	1.21%	1.23%	1.23%
North America - Citi-Branded	$982	$830	$760	$786	$732	$663	$628	$681	$648	$583	$559	$593	$569
Ratio	1.35%	1.14%	1.05%	1.08%	1.06%	0.96%	0.91%	0.97%	0.97%	0.87%	0.84%	0.88%	0.90%
North America - Retail Services	$845	$721	$716	$721	$651	$556	$650	$771	$689	$606	$630	$678	$629
Ratio	2.30%	1.97%	1.96%	1.87%	1.84%	1.54%	1.51%	1.67%	1.63%	1.41%	1.47%	1.46%	1.48%
Latin America	$148	$154	$168	$179	$191	$194	$200	$223	$232	$245	$244	$242	$203
Ratio	2.47%	2.61%	2.67%	2.71%	2.69%	2.77%	2.82%	3.01%	3.22%	3.31%	3.34%	3.61%	3.33%
Asia (3)	$246	$243	$244	$260	$256	$236	$205	$203	$215	$223	$207	$195	$191
Ratio	1.24%	1.23%	1.21%	1.25%	1.28%	1.21%	1.09%	1.05%	1.14%	1.14%	1.10%	1.05%	1.07%

Corporate/Other - Consumer (2) (4) (5)	$6,020	$5,733	$5,338	$4,976	$4,054	$3,498	$3,228	$2,981	$2,932	$2,837	$2,341	$2,188	$1,801
Ratio	4.32%	4.28%	4.15%	4.03%	3.53%	3.33%	3.16%	3.02%	3.07%	3.04%	2.74%	2.69%	2.80%
International	$800	$742	$730	$709	$626	$506	$435	$388	$388	$367	$248	$225	$194
Ratio	2.72%	2.64%	2.63%	2.67%	2.51%	2.41%	2.05%	1.87%	1.93%	1.84%	1.61%	1.56%	1.90%
North America (2) (4) (5)	$5,220	$4,991	$4,608	$4,267	$3,428	$2,992	$2,793	$2,593	$2,544	$2,470	$2,093	$1,963	$1,607
Ratio	4.75%	4.71%	4.58%	4.41%	3.80%	3.57%	3.46%	3.32%	3.38%	3.37%	2.99%	2.94%	2.97%

Total Citigroup (2) (4) (5)	$8,952	$8,425	$7,968	$7,664	$6,626	$5,857	$5,656	$5,699	$5,606	$5,398	$4,849	$4,632	$3,933
Ratio	2.23%	2.13%	2.02%	1.94%	1.74%	1.59%	1.51%	1.50%	1.51%	1.44%	1.33%	1.28%	1.18%

(1)       The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)       The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 3 on page 18.

(3)       Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

(4)       The December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $11 million, $9 million, $9 million, $9 million and $7 million, respectively, of loans that are carried at fair value.

(5)       See footnote 1 on page 18.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)
	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2015	2015	2015	2016	2016	2016	2016

GCB (2)
Total	$2,020	$1,981	$2,119	$2,022	$1,965	$2,166	$2,293
Ratio	0.74%	0.74%	0.77%	0.75%	0.69%	0.75%	0.79%

Retail Bank (2)
Total	$567	$529	$523	$498	$515	$579	$474
Ratio	0.40%	0.38%	0.38%	0.35%	0.37%	0.41%	0.35%
North America (2)	$150	$138	$165	$152	$180	$256	$181
Ratio	0.31%	0.28%	0.32%	0.29%	0.33%	0.47%	0.33%
Latin America	$232	$212	$185	$172	$157	$160	$136
Ratio	1.12%	1.09%	0.94%	0.87%	0.82%	0.86%	0.76%
Asia (3)	$185	$179	$173	$174	$178	$163	$157
Ratio	0.26%	0.26%	0.25%	0.25%	0.26%	0.24%	0.25%

Cards
Total	$1,453	$1,452	$1,596	$1,524	$1,450	$1,587	$1,819
Ratio	1.10%	1.11%	1.17%	1.17%	1.01%	1.07%	1.17%
North America - Citi-Branded	$495	$491	$538	$530	$510	$607	$748
Ratio	0.77%	0.76%	0.80%	0.82%	0.66%	0.75%	0.87%
North America - Retail Services	$567	$621	$705	$665	$619	$664	$761
Ratio	1.31%	1.44%	1.53%	1.56%	1.43%	1.51%	1.61%
Latin America	$200	$169	$173	$149	$145	$131	$130
Ratio	3.39%	3.13%	3.20%	2.81%	2.90%	2.67%	2.71%
Asia (3)	$191	$171	$180	$180	$176	$185	$180
Ratio	1.06%	1.01%	1.02%	1.02%	1.00%	1.05%	1.03%

Corporate/Other - Consumer (2) (4) (5)	$1,647	$1,528	$927	$896	$878	$857	$834
Ratio	2.70%	2.69%	1.99%	2.08%	2.23%	2.29%	2.62%
International	$185	$174	$157	$145	$170	$164	$94
Ratio	1.97%	2.00%	1.91%	2.27%	3.09%	2.98%	3.92%
North America (2) (4) (5)	$1,462	$1,354	$770	$751	$708	$693	$740
Ratio	2.84%	2.81%	2.01%	2.05%	2.09%	2.17%	2.52%

Total Citigroup (2) (4) (5)	$3,667	$3,509	$3,046	$2,918	$2,843	$3,023	$3,127
Ratio	1.10%	1.08%	0.95%	0.93%	0.88%	0.93%	0.97%

(1)       The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)       The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 3 on page 18.

(3)       Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

(4)       The December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $11 million, $9 million, $9 million, $9 million and $7 million, respectively, of loans that are carried at fair value.

(5)       See footnote 1 on page 18.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

GCB (2)
Total	$3,227	$2,972	$3,071	$3,030	$2,913	$2,622	$2,884	$2,916	$2,705	$2,677	$2,689	$2,586	$2,414
Ratio	1.23%	1.14%	1.16%	1.11%	1.09%	0.99%	1.06%	1.03%	0.98%	0.95%	0.96%	0.92%	0.90%

Retail Bank (2)
Total	$857	$878	$969	$921	$1,003	$906	$941	$893	$839	$883	$840	$794	$791
Ratio	0.67%	0.69%	0.74%	0.69%	0.74%	0.68%	0.70%	0.64%	0.59%	0.61%	0.58%	0.57%	0.57%
North America (2)	$183	$215	$230	$223	$226	$217	$209	$205	$177	$203	$213	$212	$203
Ratio	0.47%	0.54%	0.57%	0.54%	0.54%	0.54%	0.50%	0.48%	0.40%	0.45%	0.46%	0.46%	0.43%
Latin America	$227	$215	$293	$236	$303	$250	$338	$294	$258	$266	$239	$235	$229
Ratio	1.15%	1.10%	1.40%	1.09%	1.29%	1.10%	1.52%	1.25%	1.12%	1.13%	1.05%	1.12%	1.10%
Asia (3)	$447	$448	$446	$462	$474	$439	$394	$394	$404	$414	$388	$347	$359
Ratio	0.65%	0.66%	0.64%	0.66%	0.68%	0.64%	0.56%	0.54%	0.54%	0.54%	0.52%	0.47%	0.50%

Cards
Total	$2,370	$2,094	$2,102	$2,109	$1,910	$1,716	$1,943	$2,023	$1,866	$1,794	$1,849	$1,792	$1,623
Ratio	1.75%	1.55%	1.55%	1.52%	1.45%	1.30%	1.41%	1.41%	1.38%	1.31%	1.36%	1.29%	1.25%
North America - Citi-Branded	$887	$744	$744	$771	$679	$588	$650	$661	$599	$540	$566	$568	$497
Ratio	1.22%	1.02%	1.03%	1.06%	0.98%	0.85%	0.94%	0.94%	0.90%	0.80%	0.85%	0.84%	0.78%
North America - Retail Services	$995	$852	$823	$789	$685	$615	$798	$830	$725	$683	$729	$748	$673
Ratio	2.71%	2.33%	2.25%	2.04%	1.94%	1.71%	1.86%	1.79%	1.71%	1.58%	1.70%	1.61%	1.59%
Latin America	$135	$151	$165	$179	$188	$194	$211	$237	$252	$270	$276	$220	$204
Ratio	2.25%	2.56%	2.62%	2.71%	2.65%	2.77%	2.97%	3.20%	3.50%	3.65%	3.78%	3.28%	3.34%
Asia (3)	$353	$347	$370	$370	$358	$319	$284	$295	$290	$301	$278	$256	$249
Ratio	1.77%	1.76%	1.84%	1.78%	1.79%	1.64%	1.51%	1.53%	1.54%	1.54%	1.47%	1.38%	1.40%

Corporate/Other - Consumer (2) (4) (5)	$5,071	$5,069	$5,199	$4,684	$3,870	$3,482	$3,180	$3,022	$2,601	$2,636	$2,264	$1,928	$1,431
Ratio	3.64%	3.78%	4.05%	3.80%	3.37%	3.32%	3.12%	3.06%	2.73%	2.83%	2.65%	2.37%	2.23%
International	$997	$908	$882	$849	$749	$586	$520	$498	$498	$462	$286	$265	$234
Ratio	3.39%	3.23%	3.17%	3.19%	3.01%	2.79%	2.45%	2.41%	2.48%	2.32%	1.86%	1.84%	2.29%
North America (2) (4) (5)	$4,074	$4,161	$4,317	$3,835	$3,121	$2,896	$2,660	$2,524	$2,103	$2,174	$1,978	$1,663	$1,197
Ratio	3.71%	3.93%	4.29%	3.96%	3.46%	3.45%	3.30%	3.24%	2.79%	2.97%	2.83%	2.49%	2.21%

Total Citigroup (2) (4) (5)	$8,298	$8,041	$8,270	$7,714	$6,783	$6,104	$6,064	$5,938	$5,306	$5,313	$4,953	$4,514	$3,845
Ratio	2.06%	2.04%	2.10%	1.95%	1.78%	1.65%	1.62%	1.56%	1.43%	1.41%	1.35%	1.25%	1.15%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 3 on page 18.

(3)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.
(4)

The December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $11 million, $9 million, $9 million, $9 million and $7 million, respectively, of loans that are carried at fair value.

(5)	See footnote 1 on page 18.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)
	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2015	2015	2015	2016	2016	2016	2016

GCB (2)
Total	$2,290	$2,427	$2,418	$2,360	$2,318	$2,553	$2,540
Ratio	0.84%	0.90%	0.88%	0.87%	0.82%	0.88%	0.87%

Retail Bank (2)
Total	$746	$764	$739	$793	$735	$722	$726
Ratio	0.53%	0.55%	0.53%	0.56%	0.52%	0.51%	0.54%
North America (2)	$176	$198	$221	$198	$192	$198	$214
Ratio	0.36%	0.40%	0.43%	0.38%	0.36%	0.37%	0.39%
Latin America	$217	$239	$184	$256	$197	$196	$185
Ratio	1.04%	1.23%	0.93%	1.29%	1.03%	1.05%	1.03%
Asia (3)	$353	$327	$334	$339	$346	$328	$327
Ratio	0.49%	0.48%	0.49%	0.49%	0.51%	0.48%	0.52%

Cards
Total	$1,544	$1,663	$1,679	$1,567	$1,583	$1,831	$1,814
Ratio	1.17%	1.28%	1.23%	1.20%	1.10%	1.24%	1.17%
North America - Citi-Branded	$462	$504	$523	$492	$550	$710	$688
Ratio	0.72%	0.78%	0.78%	0.76%	0.71%	0.87%	0.80%
North America - Retail Services	$652	$758	$773	$688	$669	$750	$777
Ratio	1.51%	1.76%	1.68%	1.62%	1.55%	1.71%	1.64%
Latin America	$183	$181	$157	$152	$137	$131	$125
Ratio	3.10%	3.35%	2.91%	2.87%	2.74%	2.67%	2.60%
Asia (3)	$247	$220	$226	$235	$227	$240	$224
Ratio	1.36%	1.29%	1.28%	1.34%	1.29%	1.36%	1.28%

Corporate/Other - Consumer (2) (4) (5)	$1,366	$1,423	$1,036	$929	$858	$849	$735
Ratio	2.24%	2.51%	2.23%	2.16%	2.18%	2.27%	2.31%
International	$213	$193	$179	$161	$138	$135	$49
Ratio	2.27%	2.22%	2.18%	2.52%	2.51%	2.45%	2.04%
North America (2) (4) (5)	$1,153	$1,230	$857	$768	$720	$714	$686
Ratio	2.24%	2.56%	2.24%	2.09%	2.12%	2.24%	2.33%

Total Citigroup (2) (4) (5)	$3,656	$3,850	$3,454	$3,289	$3,176	$3,402	$3,275
Ratio	1.09%	1.18%	1.07%	1.05%	0.98%	1.04%	1.01%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 3 on page 18.

(3)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.
(4)

The December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $11 million, $9 million, $9 million, $9 million and $7 million, respectively, of loans that are carried at fair value.

(5)	See footnote 1 on page 18.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$30,115	$29,020	$27,611	$25,916	$25,455	$23,727	$21,580	$20,605	$19,648	$18,923	$17,890	$16,915	$15,994	$14,598

Gross Credit (Losses)	(4,644)	(4,205)	(4,516)	(3,640)	(3,444)	(3,257)	(2,974)	(3,094)	(2,983)	(2,812)	(2,586)	(2,727)	(2,458)	(2,335)
Gross Recoveries	786	714	619	655	566	649	544	547	544	623	489	479	501	415
Net Credit (Losses) / Recoveries (NCLs)	(3,858)	(3,491)	(3,897)	(2,985)	(2,878)	(2,608)	(2,430)	(2,547)	(2,439)	(2,189)	(2,097)	(2,248)	(1,957)	(1,920)
NCLs	3,858	3,491	3,897	2,985	2,878	2,608	2,430	2,547	2,439	2,189	2,097	2,248	1,957	1,920
Net Reserve Builds / (Releases) (2)	(214)	(641)	(860)	(193)	(306)	(642)	(767)	(246)	(560)	(521)	(492)	(306)	(91)	(199)
Net Specific Reserve Builds / (Releases) (2)	(935)	(375)	(601)	46	(358)	(139)	(11)	(390)	(86)	(89)	(30)	(61)	(111)	(206)
Provision for Loan Losses	2,709	2,475	2,436	2,838	2,214	1,827	1,652	1,911	1,793	1,579	1,575	1,881	1,755	1,515
Other (3) (4) (5) (6) (7) (8) (9)	54	(393)	(234)	(314)	(1,064)	(1,366)	(197)	(321)	(79)	(423)	(453)	(554)	(1,194)	(118)
Allowance for Loan Losses at End of Period (1) (a)	$29,020	$27,611	$25,916	$25,455	$23,727	$21,580	$20,605	$19,648	$18,923	$17,890	$16,915	$15,994	$14,598	$14,075

Allowance for Unfunded Lending Commitments (5) (10) (a)	$1,097	$1,104	$1,063	$1,119	$1,132	$1,133	$1,262	$1,229	$1,202	$1,176	$1,140	$1,063	$1,023	$973

Provision for Unfunded Lending Commitments (5)	$(38)	$7	$(41)	$56	$14	$(3)	$103	$(34)	$(27)	$(31)	$(30)	$(74)	$(37)	$(48)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$30,117	$28,715	$26,979	$26,574	$24,859	$22,713	$21,867	$20,877	$20,125	$19,066	$18,055	$17,057	$15,621	$15,048

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	4.51%	4.25%	3.97%	3.92%	3.70%	3.38%	3.16%	2.97%	2.87%	2.70%	2.60%	2.50%	2.38%	2.25%

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter. The second and fourth quarters of 2016 include releases of $89 million and $30 million, respectively, related to sales and transfers of mortgage loans during those quarters.

(3)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)

The fourth quarter of 2015 includes a reduction of approximately $1.1 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1.1 billion related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(5)

The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item. This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios. The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the fourth quarter of 2015 represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(6)

The first quarter of 2016 includes a reduction of approximately $148 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $29 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the first quarter includes an increase of approximately $63 million related to FX translation.

(7)

The second quarter of 2016 includes a reduction of approximately $101 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $24 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes a reduction of approximately $75 million related to FX translation.

(8)

The third quarter of 2016 includes a reduction of approximately $58 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $50 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes a reduction of approximately $46 million related to FX translation.

(9)

The fourth quarter of 2016 includes a reduction of approximately $267 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $141 million related to FX translation.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(11)

December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, exclude $5.0 billion, $4.8 billion, $4.1 billion, $4.0 billion and $3.5 billion, respectively, of loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 (In millions of dollars)

							Full	Full	Full	Full	Full
	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015	2016

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$14,075	$13,626	$12,626	$12,712	$12,304	$12,439	$30,115	$25,455	$19,648	$15,994	$12,626

Gross Credit (Losses)	(2,068)	(2,180)	(2,143)	(2,048)	(1,948)	(2,083)	(17,005)	(12,769)	(11,108)	(9,041)	(8,222)
Gross Recoveries	405	418	419	432	423	387	2,774	2,306	2,135	1,739	1,661
Net Credit (Losses) / Recoveries (NCLs)	(1,663)	(1,762)	(1,724)	(1,616)	(1,525)	(1,696)	(14,231)	(10,463)	(8,973)	(7,302)	(6,561)
NCLs	1,663	1,762	1,724	1,616	1,525	1,696	14,231	10,463	8,973	7,302	6,561
Net Reserve Builds / (Releases) (2)	43	386	42	(90)	258	130	(1,908)	(1,961)	(1,879)	139	340
Net Specific Reserve Builds / (Releases) (2)	(124)	108	120	(136)	(37)	(99)	(1,865)	(898)	(266)	(333)	(152)
Provision for Loan Losses	1,582	2,256	1,886	1,390	1,746	1,727	10,458	7,604	6,828	7,108	6,749
Other (3) (4) (5) (6) (7) (8) (9)	(368)	(1,494)	(76)	(182)	(86)	(410)	(887)	(2,948)	(1,509)	(3,174)	(754)
Allowance for Loan Losses at End of Period (1) (a)	$13,626	$12,626	$12,712	$12,304	$12,439	$12,060	$25,455	$19,648	$15,994	$12,626	$12,060

Allowance for Unfunded Lending Commitments (5) (10) (a)	$1,036	$1,402	$1,473	$1,432	$1,388	$1,418	$1,119	$1,229	$1,063	$1,402	$1,418

Provision for Unfunded Lending Commitments (5)	$65	$94	$71	$(30)	$(45)	$33	$(16)	$80	$(162)	$74	$29

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$14,662	$14,028	$14,185	$13,736	$13,827	$13,478	$26,574	$20,877	$17,057	$14,028	$13,478

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	2.21%	2.06%	2.07%	1.96%	1.97%	1.94%

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter. The second and fourth quarters of 2016 include releases of $89 million and $30 million, respectively, related to sales and transfers of mortgage loans during those quarters.

(3)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)

The fourth quarter of 2015 includes a reduction of approximately $1.1 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1.1 billion related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(5)

The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item. This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios. The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the fourth quarter of 2015 represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(6)

The first quarter of 2016 includes a reduction of approximately $148 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $29 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the first quarter includes an increase of approximately $63 million related to FX translation.

(7)

The second quarter of 2016 includes a reduction of approximately $101 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $24 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes a reduction of approximately $75 million related to FX translation.

(8)

The third quarter of 2016 includes a reduction of approximately $58 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $50 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes a reduction of approximately $46 million related to FX translation.

(9)

The fourth quarter of 2016 includes a reduction of approximately $267 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $141 million related to FX translation.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(11)

December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, exclude $5.0 billion, $4.8 billion, $4.1 billion, $4.0 billion and $3.5 billion, respectively, of loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$27,165	$25,878	$24,565	$23,012	$22,585	$20,869	$18,789	$17,823	$16,974	$16,377	$15,445	$14,519	$13,547

Net Credit Losses (NCLs)	(3,929)	(3,321)	(3,769)	(2,940)	(2,828)	(2,558)	(2,330)	(2,531)	(2,294)	(2,177)	(2,108)	(2,100)	(1,965)
NCLs	3,929	3,321	3,769	2,940	2,828	2,558	2,330	2,531	2,294	2,177	2,108	2,100	1,965
Net Reserve Builds / (Releases) (2)	(379)	(558)	(863)	(124)	(272)	(542)	(786)	(159)	(460)	(495)	(378)	(401)	(203)
Net Specific Reserve Builds / (Releases) (2)	(931)	(384)	(426)	14	(400)	(169)	34	(362)	(76)	(14)	(117)	(39)	(114)
Provision for Loan Losses	2,619	2,379	2,480	2,830	2,156	1,847	1,578	2,010	1,758	1,668	1,613	1,660	1,648
Other (3) (4) (5) (6) (7) (8)	23	(371)	(264)	(317)	(1,044)	(1,369)	(214)	(328)	(61)	(423)	(431)	(532)	(1,178)
Allowance for Loan Losses at End of Period (1) (a)	$25,878	$24,565	$23,012	$22,585	$20,869	$18,789	$17,823	$16,974	$16,377	$15,445	$14,519	$13,547	$12,052

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$—	$—	$—	$—	$12	$23	$63	$61	$58	$59	$51	$33	$30

Provision for Unfunded Lending Commitments	$—	$—	$—	$—	$12	$11	$40	$(2)	$(3)	$1	$(8)	$(18)	$(3)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$25,878	$24,565	$23,012	$22,585	$20,881	$18,812	$17,886	$17,035	$16,435	$15,504	$14,570	$13,580	$12,082

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)	6.28%	6.06%	5.70%	5.58%	5.34%	4.97%	4.65%	4.36%	4.31%	4.06%	3.90%	3.71%	3.57%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,950	$3,142	$3,046	$2,904	$2,870	$2,858	$2,791	$2,782	$2,674	$2,546	$2,445	$2,396	$2,447

Net Credit (Losses) / Recoveries (NCL’s)	71	(170)	(128)	(45)	(50)	(50)	(100)	(16)	(145)	(12)	11	(148)	8
NCLs	(71)	170	128	45	50	50	100	16	145	12	(11)	148	(8)
Net Reserve Builds / (Releases)	165	(83)	3	(69)	(34)	(100)	19	(87)	(100)	(26)	(114)	95	112
Net Specific Reserve Builds / (Releases)	(4)	9	(175)	32	42	30	(45)	(28)	(10)	(75)	87	(22)	3
Provision for Loan Losses	90	96	(44)	8	58	(20)	74	(99)	35	(89)	(38)	221	107
Other (3) (11)	31	(22)	30	3	(20)	3	17	7	(18)	—	(22)	(22)	(16)
Allowance for Loan Losses at End of Period (1) (b)	$3,142	$3,046	$2,904	$2,870	$2,858	$2,791	$2,782	$2,674	$2,546	$2,445	$2,396	$2,447	$2,546

Corporate Allowance for Unfunded Lending Commitments (9) (11) (b)	$1,097	$1,104	$1,063	$1,119	$1,120	$1,110	$1,199	$1,168	$1,144	$1,117	$1,089	$1,030	$993

Provision for Unfunded Lending Commitments (11)	$(38)	$7	$(41)	$56	$2	$(14)	$63	$(32)	$(24)	$(32)	$(22)	$(56)	$(34)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$4,239	$4,150	$3,967	$3,989	$3,978	$3,901	$3,981	$3,842	$3,690	$3,562	$3,485	$3,477	$3,539

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	1.36%	1.25%	1.16%	1.17%	1.14%	1.07%	1.03%	0.99%	0.91%	0.87%	0.86%	0.90%	0.92%

Footnotes to these tables are on the following page (page 27).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 (In millions of dollars)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$12,052	$11,669	$11,030	$9,835	$9,807	$9,432	$9,673	$27,165	$22,585	$16,974	$13,547

Net Credit Losses (NCLs)	(1,813)	(1,612)	(1,668)	(1,514)	(1,475)	(1,483)	(1,576)	(13,959)	(10,247)	(8,679)	(7,058)
NCLs	1,813	1,612	1,668	1,514	1,475	1,483	1,576	13,959	10,247	8,679	7,058
Net Reserve Builds / (Releases) (2)	(167)	(73)	32	38	(74)	368	93	(1,924)	(1,759)	(1,734)	(411)
Net Specific Reserve Builds / (Releases) (2)	(87)	(202)	(16)	19	(125)	(36)	(10)	(1,727)	(897)	(246)	(419)
Provision for Loan Losses	1,559	1,337	1,684	1,571	1,276	1,815	1,659	10,308	7,591	6,699	6,228
Other (3) (4) (5) (6) (7) (8)	(129)	(364)	(1,211)	(85)	(176)	(91)	(398)	(929)	(2,955)	(1,447)	(2,882)
Allowance for Loan Losses at End of Period (1) (a)	$11,669	$11,030	$9,835	$9,807	$9,432	$9,673	$9,358	$22,585	$16,974	$13,547	$9,835

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$29	$28	$35	$37	$42	$39	$35	$—	$61	$33	$35

Provision for Unfunded Lending Commitments	$(1)	$(1)	$7	$1	$4	$(4)	$(3)	$—	$61	$(28)	$2

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$11,698	$11,058	$9,870	$9,844	$9,474	$9,712	$9,393	$22,585	$17,035	$13,580	$9,870

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)	3.45%	3.35%	3.02%	3.09%	2.89%	2.95%	2.88%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,546	$2,406	$2,596	$2,791	$2,905	$2,872	$2,766	$2,950	$2,870	$2,674	$2,447

Net Credit (Losses) / Recoveries (NCL’s)	(107)	(51)	(94)	(210)	(141)	(42)	(120)	(272)	(216)	(294)	(244)
NCLs	107	51	94	210	141	42	120	272	216	294	244
Net Reserve Builds / (Releases)	(32)	116	354	4	(16)	(110)	37	16	(202)	(145)	550
Net Specific Reserve Builds / (Releases)	(119)	78	124	101	(11)	(1)	(89)	(138)	(1)	(20)	86
Provision for Loan Losses	(44)	245	572	315	114	(69)	68	150	13	129	880
Other (3) (11)	11	(4)	(283)	9	(6)	5	(12)	42	7	(62)	(292)
Allowance for Loan Losses at End of Period (1) (b)	$2,406	$2,596	$2,791	$2,905	$2,872	$2,766	$2,702	$2,870	$2,674	$2,447	$2,791

Corporate Allowance for Unfunded Lending Commitments (9) (11) (b)	$944	$1,008	$1,367	$1,436	$1,390	$1,349	$1,383	$1,119	$1,168	$1,030	$1,367

Provision for Unfunded Lending Commitments (11)	$(47)	$66	$87	$70	$(34)	$(41)	$36	$(16)	$19	$(134)	$72

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,350	$3,604	$4,158	$4,341	$4,262	$4,115	$4,085	$3,989	$3,842	$3,477	$4,158

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	0.84%	0.90%	0.97%	0.98%	0.95%	0.90%	0.91%

Footnotes to these tables are on the following page (page 27).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 (In millions of dollars)

Full
Year
2016

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$9,835

Net Credit Losses (NCLs)	(6,048)
NCLs	6,048
Net Reserve Builds / (Releases) (2)	425
Net Specific Reserve Builds / (Releases) (2)	(152)
Provision for Loan Losses	6,321
Other (3) (4) (5) (6) (7) (8)	(750)
Allowance for Loan Losses at End of Period (1) (a)	$9,358

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$35

Provision for Unfunded Lending Commitments	$(2)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$9,393

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,791

Net Credit (Losses) / Recoveries (NCL’s)	(513)
NCLs	513
Net Reserve Builds / (Releases)	(85)
Net Specific Reserve Builds / (Releases)	—
Provision for Loan Losses	428
Other (3) (11)	(4)
Allowance for Loan Losses at End of Period (1) (b)	$2,702

Corporate Allowance for Unfunded Lending Commitments (9) (11) (b)	$1,383

Provision for Unfunded Lending Commitments (11)	$31

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$4,085

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)

Footnotes to these tables are on the following page (page 27).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3

The following footnotes relate to the tables on the prior page (page 26).

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter. The second and fourth quarters of 2016 include releases of $89 million and $30 million, respectively, related to sales and transfers of mortgage loans during those quarters.

(3)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)

The fourth quarter of 2015 includes a reduction of approximately $1.1 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1.1 billion related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(5)

The first quarter of 2016 includes a reduction of approximately $148 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $29 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the first quarter includes an increase of approximately $63 million related to FX translation.

(6)

The second quarter of 2016 includes a reduction of approximately $101 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $24 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes a reduction of approximately $75 million related to FX translation.

(7)

The third quarter of 2016 includes a reduction of approximately $58 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $50 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes a reduction of approximately $46 million related to FX translation.

(8)

The fourth quarter of 2016 includes a reduction of approximately $267 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $141 million related to FX translation.

(9)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(10)

December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 exclude $34 million, $33 million, $32 million, $31 million and $29 million, respectively, of loans which are carried at fair value.

(11)

The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item. This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios. The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the fourth quarter of 2015 represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(12)

December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 exclude $5.0 billion, $4.8 billion, $4.1 billion, $3.9 billion and $3.5 billion, respectively, of loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2015

Global Consumer Banking
Net Credit Losses	2,037	1,882	1,786	1,767	1,749	1,660	1,570	1,623	1,644	1,651	1,596	1,625	1,490
Credit Reserve Build / (Release)	(807)	(770)	(513)	(179)	(352)	(244)	(87)	(13)	(219)	(304)	(351)	(249)	(150)
North America
Net Credit Losses	1,629	1,509	1,351	1,266	1,257	1,189	1,084	1,108	1,102	1,073	1,018	1,013	961
Credit Reserve Build / (Release)	(842)	(813)	(518)	(216)	(371)	(351)	(228)	(88)	(270)	(398)	(340)	(233)	(100)
Retail Banking
Net Credit Losses	62	60	72	52	57	43	39	49	34	38	35	36	36
Credit Reserve Build / (Release)	(3)	(4)	38	44	(10)	(2)	9	(21)	(3)	(29)	(10)	28	18
Citi-Branded Cards
Net Credit Losses	902	840	745	700	692	665	610	588	587	570	526	514	492
Credit Reserve Build / (Release)	(549)	(405)	(403)	(240)	(128)	(176)	(156)	(76)	(188)	(223)	(212)	(220)	(119)
Citi Retail Services
Net Credit Losses	665	609	534	514	508	481	435	471	481	465	457	463	433
Credit Reserve Build / (Release)	(290)	(404)	(153)	(20)	(233)	(173)	(81)	9	(79)	(146)	(118)	(41)	1
Latin America
Net Credit Losses	212	195	227	276	289	299	295	319	346	366	380	423	356
Credit Reserve Build / (Release)	59	74	27	11	19	86	161	54	45	106	9	(32)	(8)
Retail Banking
Net Credit Losses	94	82	100	139	137	144	140	151	155	160	164	220	150
Credit Reserve Build / (Release)	59	67	23	3	(3)	74	117	26	10	17	9	(36)	—
Citi-Branded Cards
Net Credit Losses	118	113	127	137	152	155	155	168	191	206	216	203	206
Credit Reserve Build / (Release)	—	7	4	8	22	12	44	28	35	89	—	4	(8)
Asia (1)
Net Credit Losses	196	178	208	225	203	172	191	196	196	212	198	189	173
Credit Reserve Build / (Release)	(24)	(31)	(22)	26	—	21	(20)	21	6	(12)	(20)	16	(42)
Retail Banking
Net Credit Losses	62	55	68	85	57	55	70	79	82	83	77	76	70
Credit Reserve Build / (Release)	(12)	(8)	(28)	(1)	(2)	40	(4)	15	11	(6)	(11)	1	(21)
Citi-Branded Cards
Net Credit Losses	134	123	140	140	146	117	121	117	114	129	121	113	103
Credit Reserve Build / (Release)	(12)	(23)	6	27	2	(19)	(16)	6	(5)	(6)	(9)	15	(21)
Institutional Clients Group (ICG)
Net Credit Losses	(54)	128	146	79	41	56	69	28	132	9	16	118	(1)
Credit Reserve Build / (Release)	169	(19)	(147)	(33)	20	(66)	(18)	(97)	(86)	(96)	(23)	103	119

Corporate / Other
Net Credit Losses	1,875	1,481	1,965	1,139	1,088	892	791	896	663	529	485	505	468
Credit Reserve Build / (Release)	(511)	(227)	(801)	65	(332)	(471)	(673)	(526)	(341)	(210)	(148)	(221)	(171)

Total Provision for Loan Losses	$2,709	$2,475	$2,436	$2,838	$2,214	$1,827	$1,652	$1,911	$1,793	$1,579	$1,575	$1,881	$1,755

(1)         Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

								Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year
	2015	2015	2015	2016	2016	2016	2016	2012	2013	2014	2015

Global Consumer Banking
Net Credit Losses	1,504	1,353	1,405	1,371	1,374	1,349	1,516	7,472	6,602	6,516	5,752
Credit Reserve Build / (Release)	(98)	(102)	(45)	85	23	436	164	(2,269)	(696)	(1,123)	(395)
North America
Net Credit Losses	999	877	914	933	954	927	1,105	5,755	4,638	4,206	3,751
Credit Reserve Build / (Release)	(109)	(60)	(70)	79	49	408	117	(2,389)	(1,038)	(1,241)	(339)
Retail Banking
Net Credit Losses	39	33	42	25	45	52	83	246	188	143	150
Credit Reserve Build / (Release)	(6)	33	6	63	(12)	(40)	(22)	75	(24)	(14)	51
Citi-Branded Cards
Net Credit Losses	503	443	454	455	467	448	539	3,187	2,555	2,197	1,892
Credit Reserve Build / (Release)	(74)	(105)	(85)	(15)	58	263	78	(1,597)	(536)	(843)	(383)
Citi Retail Services
Net Credit Losses	457	401	418	453	442	427	483	2,322	1,895	1,866	1,709
Credit Reserve Build / (Release)	(29)	12	9	31	3	185	61	(867)	(478)	(384)	(7)
Latin America
Net Credit Losses	316	301	307	278	260	254	248	910	1,202	1,515	1,280
Credit Reserve Build / (Release)	19	19	3	17	(2)	32	36	171	320	128	33
Retail Banking
Net Credit Losses	142	138	159	134	137	132	138	415	572	699	589
Credit Reserve Build / (Release)	17	13	12	16	(3)	47	31	152	214	—	42
Citi-Branded Cards
Net Credit Losses	174	163	148	144	123	122	110	495	630	816	691
Credit Reserve Build / (Release)	2	6	(9)	1	1	(15)	5	19	106	128	(9)
Asia (1)
Net Credit Losses	189	175	184	160	160	168	163	807	762	795	721
Credit Reserve Build / (Release)	(8)	(61)	22	(11)	(24)	(4)	11	(51)	22	(10)	(89)
Retail Banking
Net Credit Losses	80	75	94	62	61	73	65	270	261	318	319
Credit Reserve Build / (Release)	(3)	(34)	26	3	(21)	—	12	(49)	49	(5)	(32)
Citi-Branded Cards
Net Credit Losses	109	100	90	98	99	95	98	537	501	477	402
Credit Reserve Build / (Release)	(5)	(27)	(4)	(14)	(3)	(4)	(1)	(2)	(27)	(5)	(57)
Institutional Clients Group (ICG)
Net Credit Losses	82	37	96	211	141	45	119	299	194	275	214
Credit Reserve Build / (Release)	(123)	193	465	108	(26)	(93)	(53)	(30)	(161)	(102)	654

Corporate / Other
Net Credit Losses	334	273	261	142	101	131	61	6,460	3,667	2,182	1,336
Credit Reserve Build / (Release)	(184)	(172)	74	(31)	(223)	(122)	(80)	(1,474)	(2,002)	(920)	(453)

Total Provision for Loan Losses	$1,515	$1,582	$2,256	$1,886	$1,390	$1,746	$1,727	$10,458	$7,604	$6,828	$7,108

(1)         Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

Full
Year
2016

Global Consumer Banking
Net Credit Losses	5,610
Credit Reserve Build / (Release)	708
North America
Net Credit Losses	3,919
Credit Reserve Build / (Release)	653
Retail Banking
Net Credit Losses	205
Credit Reserve Build / (Release)	(11)
Citi-Branded Cards
Net Credit Losses	1,909
Credit Reserve Build / (Release)	384
Citi Retail Services
Net Credit Losses	1,805
Credit Reserve Build / (Release)	280
Latin America
Net Credit Losses	1,040
Credit Reserve Build / (Release)	83
Retail Banking
Net Credit Losses	541
Credit Reserve Build / (Release)	91
Citi-Branded Cards
Net Credit Losses	499
Credit Reserve Build / (Release)	(8)
Asia (1)
Net Credit Losses	651
Credit Reserve Build / (Release)	(28)
Retail Banking
Net Credit Losses	261
Credit Reserve Build / (Release)	(6)
Citi-Branded Cards
Net Credit Losses	390
Credit Reserve Build / (Release)	(22)
Institutional Clients Group (ICG)
Net Credit Losses	516
Credit Reserve Build / (Release)	(64)

Corporate / Other
Net Credit Losses	435
Credit Reserve Build / (Release)	(456)

Total Provision for Loan Losses	$6,749

(1)         Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$1,105	$729	$900	$735	$1,062	$812	$807	$735	$690	$368	$385	$321
EMEA	1,171	1,219	1,111	1,195	1,080	1,037	1,029	812	498	394	324	285
Latin America	270	214	160	125	123	103	133	132	186	288	480	417
Asia	499	469	330	339	304	269	272	279	283	199	182	179
Total	$3,045	$2,631	$2,501	$2,394	$2,569	$2,221	$2,241	$1,958	$1,657	$1,249	$1,371	$1,202

Consumer Non-Accrual Loans By Region (2) (3) (4)
North America	$6,700	$6,403	$7,700	$7,150	$6,189	$5,596	$5,344	$5,239	$5,084	$4,916	$4,548	$4,411
Latin America	1,171	1,153	1,265	1,288	1,306	1,418	1,391	1,420	1,466	1,386	1,365	1,188
Asia (5)	806	730	724	698	607	498	442	386	386	383	338	306
Total	$8,677	$8,286	$9,689	$9,136	$8,102	$7,512	$7,177	$7,045	$6,936	$6,685	$6,251	$5,905

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$7	$12	$9	$7	$2	$4	$3	$13	$25	$23	$20	$31
Global Consumer Banking	18	18	21	27	29	30	36	38	46	52	46	43
Corporate/Other	555	512	444	407	380	358	364	365	338	326	317	186
TOTAL OTHER REAL ESTATE OWNED (OREO) (6)	$580	$542	$474	$441	$411	$392	$403	$416	$409	$401	$383	$260

OREO By Region:
North America	$386	$361	$309	$299	$284	$267	$294	$304	$304	$293	$304	$196
EMEA	139	127	110	99	85	77	62	59	50	44	18	7
Latin America	48	48	48	41	40	46	39	47	50	49	49	47
Asia	7	6	7	2	2	2	8	6	5	15	12	10
Total	$580	$542	$474	$441	$411	$392	$403	$416	$409	$401	$383	$260

Other Repossessed Assets	$1	$2	$1	$1	$1	$—	$—	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$3,045	$2,631	$2,501	$2,394	$2,569	$2,221	$2,241	$1,958	$1,657	$1,249	$1,371	$1,202
Consumer Non-Accrual Loans	8,677	8,286	9,689	9,136	8,102	7,512	7,177	7,045	6,936	6,685	6,251	5,905
Non-Accrual Loans (NAL)	11,722	10,917	12,190	11,530	10,671	9,733	9,418	9,003	8,593	7,934	7,622	7,107
OREO	580	542	474	441	411	392	403	416	409	401	383	260
Other Repossessed Assets	1	2	1	1	1	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$12,303	$11,461	$12,665	$11,972	$11,083	$10,125	$9,821	$9,419	$9,002	$8,335	$8,005	$7,367

NAL as a % of Total Loans	1.81%	1.67%	1.85%	1.76%	1.65%	1.51%	1.43%	1.35%	1.29%	1.19%	1.17%	1.10%
NAA as a % of Total Assets	0.63%	0.60%	0.66%	0.64%	0.59%	0.54%	0.52%	0.50%	0.48%	0.44%	0.43%	0.40%

Allowance for Loan Losses as a % of NAL	248%	253%	213%	221%	222%	222%	219%	218%	220%	225%	222%	225%

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         The fourth quarter of 2016 reflects the transfers of non accrual loans to HFS resulting from the agreements to sell the Brazil and Argentina consumer banking businesses.

(3)         Excludes SOP 03-3 purchased distressed loans.

(4)         The fourth quarter of 2015 decline includes the impact related to the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets on the GAAP balance sheet).

(5)         Asia GCB includes balances for certain EMEA countries for all periods presented.

(6)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(7)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$347	$467	$833	$818	$1,331	$1,280	$1,057	$984
EMEA	305	385	386	347	469	762	857	904
Latin America	379	226	230	303	410	267	380	379
Asia	151	145	129	128	117	151	121	154
Total	$1,182	$1,223	$1,578	$1,596	$2,327	$2,460	$2,415	$2,421

Consumer Non-Accrual Loans By Region (2) (3) (4)
North America	$4,184	$3,928	$3,622	$2,515	$2,519	$2,520	$2,429	$2,160
Latin America	1,084	1,032	935	874	817	884	841	711
Asia (5)	304	301	272	269	265	301	282	287
Total	$5,572	$5,261	$4,829	$3,658	$3,601	$3,705	$3,552	$3,158

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$28	$23	$35	$32	$29	$13	$12	$14
Global Consumer Banking	53	55	44	34	41	38	41	34
Corporate/Other	193	168	148	143	135	124	108	138
TOTAL OTHER REAL ESTATE OWNED (OREO) (6)	$274	$246	$227	$209	$205	$175	$161	$186

OREO By Region:
North America	$220	$190	$177	$166	$159	$151	$132	$161
EMEA	1	1	1	1	1	—	1	—
Latin America	48	50	44	38	35	19	18	18
Asia	5	5	5	4	10	5	10	7
Total	$274	$246	$227	$209	$205	$175	$161	$186

Other Repossessed Assets	$—	$—	$—	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$1,182	$1,223	$1,578	$1,596	$2,327	$2,460	$2,415	$2,421
Consumer Non-Accrual Loans	5,572	5,261	4,829	3,658	3,601	3,705	3,552	3,158
Non-Accrual Loans (NAL)	6,754	6,484	6,407	5,254	5,928	6,165	5,967	5,579
OREO	274	246	227	209	205	175	161	186
Other Repossessed Assets	—	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$7,028	$6,730	$6,634	$5,463	$6,133	$6,340	$6,128	$5,765

NAL as a % of Total Loans	1.09%	1.03%	1.03%	0.85%	0.96%	0.97%	0.93%	0.89%
NAA as a % of Total Assets	0.38%	0.37%	0.37%	0.32%	0.34%	0.35%	0.34%	0.32%

Allowance for Loan Losses as a % of NAL	216%	217%	213%	240%	214%	200%	208%	216%

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         The fourth quarter of 2016 reflects the transfers of non accrual loans to HFS resulting from the agreements to sell the Brazil and Argentina consumer banking businesses.

(3)         Excludes SOP 03-3 purchased distressed loans.

(4)         The fourth quarter of 2015 decline includes the impact related to the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets on the GAAP balance sheet).

(5)         Asia GCB includes balances for certain EMEA countries for all periods presented.

(6)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(7)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP REGULATORY CAPITAL RATIOS, TANGIBLE COMMON EQUITY AND TANGIBLE BOOK VALUE PER SHARE (In millions of dollars, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014
Common Equity Tier 1 Capital Ratio and Components

Citigroup Common Stockholders’ Equity(1)				$186,155	$189,854	$191,311	$195,316	$197,347	$201,003	$202,165
Add: Qualifying noncontrolling interests				171	164	161	172	182	177	183
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(2)				(2,293)	(2,168)	(1,671)	(1,341)	(1,245)	(1,127)	(1,007)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(3)				587	361	524	339	177	170	116
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(4)				25,488	25,206	24,553	24,721	24,518	24,314	24,465
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	[1Q12 - 3Q12 - Not Presented]			5,632	5,329	5,057	4,966	4,950	4,692	4,506
Defined benefit pension plan net assets				732	498	876	954	1,125	1,178	1,066
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards				29,100	28,000	27,945	28,003	26,438	26,489	25,139
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(5)				21,940	21,834	17,193	16,525	16,217	13,779	12,725
Common Equity Tier 1 Capital (CET1)				$105,140	$110,958	$116,995	$121,321	$125,349	$131,685	$135,338
Risk-Weighted Assets (RWA)				$1,205,820	$1,191,233	$1,167,399	$1,158,722	$1,185,443	$1,260,133	$1,280,845
Common Equity Tier 1 Capital Ratio (CET1/RWA)				8.72%	9.31%	10.02%	10.47%	10.57%	10.45%	10.57%

Supplementary Leverage Ratio

Common Equity Tier 1 Capital (CET1)						$116,995	$121,321	$125,349	$131,685	$135,338
Additional Tier 1 Capital (AT1)(6)	[1Q12 - 1Q13 - Not Presented]					5,434	6,362	7,815	8,279	10,012
Total Tier 1 Capital (T1C) (CET1 + AT1)						$122,429	$127,683	$133,164	$139,964	$145,350
Total Leverage Exposure (TLE)						$2,410,941	$2,432,254	$2,456,105	$2,454,621	$2,498,061
Supplementary Leverage Ratio (T1C/TLE)						5.08%	5.25%	5.42%	5.70%	5.82%

Tangible Common Equity and Tangible Book Value Per Share

Common Equity	$181,198	$183,258	$186,150	$186,155	$189,855	$191,272	$195,256	$197,254	$200,898	$202,048
Less:
Goodwill	25,810	25,483	25,915	25,673	25,474	24,896	25,098	25,009	25,008	25,087
Intangible assets (other than MSRs)	6,413	6,156	5,963	5,697	5,457	4,981	4,888	5,056	4,891	4,702
Goodwill and intangible assets (other than MSRs) related to assets held-for-sale	—	—	37	32	2	267	267	—	—	116
Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	41	38	35	32	—	—	—	—	—	—
Tangible Common Equity (TCE)	$148,934	$151,581	$154,200	$154,721	$158,922	$161,128	$165,003	$167,189	$170,999	$172,143
Common Shares Outstanding (CSO)	2,932.2	2,932.5	2,932.5	3,028.9	3,042.9	3,041.0	3,033.0	3,029.2	3,037.8	3,031.8
Tangible Book Value Per Share (TCE/CSO)	$50.79	$51.69	$52.58	$51.08	$52.23	$52.99	$54.40	$55.19	$56.29	$56.78

(1)         Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(2)         Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(3)         The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(4)         Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(5)         Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions.  Commencing with March 31, 2015 and for the quarterly reporting periods thereafter, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation, while at December 31, 2014 and prior, this deduction related to all three assets which exceeded the 10% and 15% limitations.

(6)         Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.

CITIGROUP REGULATORY CAPITAL RATIOS, TANGIBLE COMMON EQUITY AND TANGIBLE BOOK VALUE PER SHARE (In millions of dollars, except per share amounts and ratios)

	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,
	2014	2014	2015	2015	2015	2015	2016	2016	2016
Common Equity Tier 1 Capital Ratio and Components

Citigroup Common Stockholders’ Equity(1)	$203,077	$199,841	$202,782	$205,610	$205,772	$205,286	$209,947	$212,819	$212,506
Add: Qualifying noncontrolling interests	172	165	146	146	147	145	143	134	140
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(2)	(979)	(909)	(823)	(731)	(542)	(617)	(300)	(149)	(232)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(3)	193	279	332	474	717	441	562	574	335
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(4)	23,678	22,805	22,448	22,312	21,732	21,980	21,935	21,854	21,763
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,307	4,373	4,184	4,153	3,911	3,586	3,332	5,358	5,177
Defined benefit pension plan net assets	1,179	936	897	815	904	794	870	964	891
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	24,654	23,626	23,190	23,760	23,295	23,659	23,414	22,942	22,503
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(5)	11,670	12,299	10,755	9,538	9,451	8,723	7,254	6,876	7,077
Common Equity Tier 1 Capital (CET1)	$138,547	$136,597	$141,945	$145,435	$146,451	$146,865	$153,023	$154,534	$155,132
Risk-Weighted Assets (RWA)	$1,301,660	$1,292,605	$1,283,758	$1,278,593	$1,254,473	$1,216,277	$1,239,575	$1,232,856	$1,228,283
Common Equity Tier 1 Capital Ratio (CET1/RWA)	10.64%	10.57%	11.06%	11.37%	11.67%	12.07%	12.34%	12.53%	12.63%

Supplementary Leverage Ratio

Common Equity Tier 1 Capital (CET1)	$138,547	$136,597	$141,945	$145,435	$146,451	$146,865	$153,023	$154,534	$155,132
Additional Tier 1 Capital (AT1)(6)	10,010	11,469	12,960	14,956	15,548	17,171	18,119	19,493	19,628
Total Tier 1 Capital (T1C) (CET1 + AT1)	$148,557	$148,066	$154,905	$160,391	$161,999	$164,036	$171,142	$174,027	$174,760
Total Leverage Exposure (TLE)	$2,485,082	$2,492,636	$2,406,286	$2,386,189	$2,363,506	$2,317,849	$2,300,427	$2,326,929	$2,360,520
Supplementary Leverage Ratio (T1C/TLE)	5.98%	5.94%	6.44%	6.72%	6.85%	7.08%	7.44%	7.48%	7.40%

Tangible Common Equity and Tangible Book Value Per Share

Common Equity	$202,960	$199,717	$202,652	$205,472	$205,630	$205,139	$209,769	$212,635	$212,322
Less:
Goodwill	24,500	23,592	23,150	23,012	22,444	22,349	22,575	22,496	22,539
Intangible assets (other than MSRs)	4,525	4,566	4,244	4,071	3,880	3,721	3,493	5,521	5,358
Goodwill and intangible assets (other than MSRs) related to assets held-for-sale	—	71	297	274	345	68	30	30	30
Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	—	—	—	—	—	—	—	—	—
Tangible Common Equity (TCE)	$173,935	$171,488	$174,961	$178,115	$178,961	$179,001	$183,671	$184,588	$184,395
Common Shares Outstanding (CSO)	3,029.5	3,023.9	3,034.1	3,009.8	2,979.0	2,953.3	2,934.9	2,905.4	2,849.7
Tangible Book Value Per Share (TCE/CSO)	$57.41	$56.71	$57.66	$59.18	$60.07	$60.61	$62.58	$63.53	$64.71

(1)         Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(2)         Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(3)         The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(4)         Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(5)         Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions.  Commencing with March 31, 2015 and for the quarterly reporting periods thereafter, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation, while at December 31, 2014 and prior, this deduction related to all three assets which exceeded the 10% and 15% limitations.

(6)         Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.

CITIGROUP REGULATORY CAPITAL RATIOS, TANGIBLE COMMON EQUITY AND TANGIBLE BOOK VALUE PER SHARE (In millions of dollars, except per share amounts and ratios)

December 31,
2016
Common Equity Tier 1 Capital Ratio and Components

Citigroup Common Stockholders’ Equity(1)	$206,051
Add: Qualifying noncontrolling interests	129
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(2)	(560)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(3)	(61)
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(4)	20,858
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,876
Defined benefit pension plan net assets	857
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	21,337
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(5)	9,357
Common Equity Tier 1 Capital (CET1)	$149,516
Risk-Weighted Assets (RWA)	$1,189,680
Common Equity Tier 1 Capital Ratio (CET1/RWA)	12.57%

Supplementary Leverage Ratio

Common Equity Tier 1 Capital (CET1)	$149,516
Additional Tier 1 Capital (AT1)(6)	19,874
Total Tier 1 Capital (T1C) (CET1 + AT1)	$169,390
Total Leverage Exposure (TLE)	$2,345,391
Supplementary Leverage Ratio (T1C/TLE)	7.22%

Tangible Common Equity and Tangible Book Value Per Share

Common Equity	$205,867
Less:
Goodwill	21,659
Intangible assets (other than MSRs)	5,114
Goodwill and intangible assets (other than MSRs) related to assets held-for-sale	72
Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	—
Tangible Common Equity (TCE)	$179,022
Common Shares Outstanding (CSO)	2,772.4
Tangible Book Value Per Share (TCE/CSO)	$64.57

(1)         Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(2)         Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(3)         The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(4)         Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(5)         Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions.  Commencing with March 31, 2015 and for the quarterly reporting periods thereafter, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation, while at December 31, 2014 and prior, this deduction related to all three assets which exceeded the 10% and 15% limitations.

(6)         Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.